     As filed with the Securities and Exchange Commission on March 24, 2006

                                              1933 Act Registration No. 33-19338
                                             1940 Act Registration No. 811-05426

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Pre-Effective Amendment No.

         Post-Effective Amendment No. 78                                      X
                                     ----                                    ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No. 79                                                     X
                      ----                                                   ---


                        (Check appropriate box or boxes.)

                              AIM INVESTMENT FUNDS
                              --------------------
               (Exact name of Registrant as Specified in Charter)

              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
        -----------------------------------------------------------------
           (Address of Principal Executive Offices)        (Zip Code)

       Registrant's Telephone Number, including Area Code: (713) 626-1919
                                                          ----------------

                                Robert H. Graham
                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046
                         ------------------------------
                     (Name and Address of Agent of Service)

                                    Copy to:

Teresa A. Oxford, Esquire                 Martha J. Hays, Esquire
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100              1735 Market Street, 51st Floor
Houston, Texas 77046                      Philadelphia, Pennsylvania  19103-7599

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

     immediately upon filing pursuant to paragraph
---

 X   (b) X on March 31, 2006, pursuant to paragraph (b)
---

     60 days after filing pursuant to paragraph (a)(1)
---
     on [Date], pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2)
---
     on [Date], pursuant to paragraph (a)(2) of rule 485.
---

If appropriate, check the following box:

     This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

                                                                  AIM CHINA FUND


                                                                     PROSPECTUS
                                                                 MARCH 31, 2006

AIM China Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2
Expense Example                                      2

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        3

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           4
------------------------------------------------------
Objective and Strategies                             4

Risks                                                4

DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------

FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor(s)                                       7

Advisor Compensation                                 7

Portfolio Manager(s)                                 7

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7

Dividends and Distributions                          7

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau).


    In selecting securities for the fund's portfolio, the portfolio managers apply an actively managed bottom-up fundamental analysis and top-down multi-factor analysis that blends both growth at a reasonable price and value oriented disciplines. The fund may invest up to 100% of its total assets in foreign securities and up to 25% of its total assets in debt securities.



    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk               Equity Securities Risk
Foreign Securities Risk   Geographic Concentration
Unique Economic and       Risk
Political                 Risks of Purchasing A
  Risks of Investing in   Shares of
China                       Chinese Companies
Interest Rate and Credit  Convertible Securities
Risk                      Risk
Derivatives Risk          Counterparty Risk
Leveraging Risk           Currency/Exchange Rate
Limited Market Risk       Risk
Management Risk           Initial Public Offerings
                          Risk




    Please see "Investment Objective, Strategies and Risks" following the expense information for a description of these risks and other risks of investing in the fund.



    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not yet completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risk of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1)    5.00%      1.00%

Redemption/Exchange Fee
(as a percentage
of amount
redeemed/exchanged)(2)                  2.00%      2.00%      2.00%
---------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
---------------------------------------------------------------------
(expenses that are deducted
from fund assets)                     CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------
Management Fees                         0.94%      0.94%      0.94%

Distribution and/or
Service (12b-1) Fees                    0.25       1.00       1.00

Other Expenses(4)                       2.50       2.50       2.50

Total Annual Fund
Operating Expenses                      3.69       4.44       4.44

Fee Waivers(5)                          1.64       1.64       1.64

Net Annual Fund
Operating Expenses                      2.05       2.80       2.80
---------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "Shareholder Information -- Choosing a Share Class -- Sales Charges."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "Shareholder Information -- Redeeming Shares -- Redemption Fee" for more information.


(3) There is no guarantee that actual expenses will be the same as those shown in the table.


(4) Other Expenses are based on estimated average assets for the current fiscal year.


(5) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.05%, 2.80% and 2.80%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) divided expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2007.


If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A                                                         $747      $1,474
Class B                                                          783       1,496
Class C                                                          383       1,196
---------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A                                                         $747      $1,474
Class B                                                          283       1,196
Class C                                                          283       1,196
---------------------------------------------------------------------------------

                                 --------------
                                 AIM CHINA FUND
                                 --------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year;



  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "Shareholder Information -- Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.


There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.


CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.05%        3.69%        3.69%        3.69%        3.69%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       (2.55)%      (1.27)%        0.02%        1.33%        2.66%
End of Year Balance           $ 9,728.78   $ 9,856.22   $ 9,985.34   $10,116.15   $10,248.67
Estimated Annual Expenses     $   746.58   $   361.34   $   366.08   $   370.87   $   375.73
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            3.69%        3.69%        3.69%        3.69%        3.69%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         4.00%        5.36%        6.75%        8.14%        9.56%
End of Year Balance           $10,382.93   $10,518.94   $10,656.74   $10,796.34   $10,937.78
Estimated Annual Expenses     $   380.65   $   385.64   $   390.69   $   395.81   $   400.99
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.05%        3.69%        3.69%        3.69%        3.69%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.95%        4.30%        5.66%        7.05%        8.45%
End of Year Balance           $10,295.00   $10,429.86   $10,566.50   $10,704.92   $10,845.15
Estimated Annual Expenses     $   208.02   $   382.37   $   387.38   $   392.46   $   397.60
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            3.69%        3.69%        3.69%        3.69%        3.69%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         9.87%       11.31%       12.77%       14.25%       15.74%
End of Year Balance           $10,987.22   $11,131.16   $11,276.97   $11,424.70   $11,574.37
Estimated Annual Expenses     $   402.81   $   408.08   $   413.43   $   418.85   $   424.33
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.80%        4.44%        4.44%        4.44%        4.44%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.20%        2.77%        3.35%        3.93%        4.51%
End of Year Balance           $10,220.00   $10,277.23   $10,334.78   $10,392.66   $10,450.86
Estimated Annual Expenses     $   283.08   $   455.04   $   457.59   $   460.15   $   462.73
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            4.44%        4.44%        4.44%        3.69%        3.69%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         5.09%        5.68%        6.27%        7.67%        9.08%
End of Year Balance           $10,509.38   $10,568.24   $10,627.42   $10,766.64   $10,907.68
Estimated Annual Expenses     $   465.32   $   467.92   $   470.54   $   394.72   $   399.89
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.80%        4.44%        4.44%        4.44%        4.44%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.20%        2.77%        3.35%        3.93%        4.51%
End of Year Balance           $10,220.00   $10,277.23   $10,334.78   $10,392.66   $10,450.86
Estimated Annual Expenses     $   283.08   $   455.04   $   457.59   $   460.15   $   462.73
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            4.44%        4.44%        4.44%        4.44%        4.44%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         5.09%        5.68%        6.27%        6.87%        7.47%
End of Year Balance           $10,509.38   $10,568.24   $10,627.42   $10,686.93   $10,746.78
Estimated Annual Expenses     $   465.32   $   467.92   $   470.54   $   473.18   $   475.83
--------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through five for Class B and year one for Class C, have not been deducted.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------


OBJECTIVE AND STRATEGIES


The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau). Under normal market conditions, the fund does not expect to invest more than 25% of its total assets in debt securities. The fund considers various factors when determining whether a company has substantial exposure to China, including whether (1) it is organized under the laws of China; (2) it has a principal office in China; (3) it derives 50% or more of its total revenues from business in China; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in China.

    In complying with the fund's 80% investment requirement, the fund's investments may include investments in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include swaps, put options, call options, futures contracts, options on future contracts, forward currency contracts and equity-linked derivatives, including participation notes. The fund may also utilize other strategies such as reverse repurchase agreements. Synthetic and derivative instruments and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.

    A significant amount of the Fund's total assets may be invested in securities listed on one of the two stock exchanges in the People's Republic of China (the Shanghai and Shenzhen Stock Exchanges) and/or securities listed on the Hong Kong Stock Exchange. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares, ownership of which is restricted to Chinese investors and foreign investors who have obtained a Qualified Foreign Institutional Investor (QFII) quota, and B shares, which may be owned by both Chinese and foreign investors. H shares, which are listed on the Hong Kong Exchange, have no ownership restrictions. The fund may also invest in securities of Chinese companies that are listed on stock exchanges in countries other than China, including the United States.


    The fund expects that, at least initially, its direct investments in securities listed on the Shanghai and Shenzhen stock exchanges will be through B shares. However, the fund may obtain exposure to the A share market in China by investing in participation notes issued by banks and broker-dealers that are designed to replicate the performance of A shares of Chinese companies. The fund may not invest more than 10% of its net assets in A shares and participation notes designed to replicate the performance of A shares.


    In selecting securities to buy and sell, the fund's portfolio managers will apply an actively managed bottom-up fundamental analysis and top-down multi-factor analysis that blends both growth at a reasonable price and value-oriented disciplines. In the security selection process, the portfolio managers will consider four main factors, including valuation, management/franchise value determination (including management and ownership, earnings quality, balance sheet quality and product quality), earnings growth, and liquidity. The portfolio managers will consider whether to sell a particular security when the stock trades significantly above its estimated fair value, when there is a permanent, fundamental deterioration in business prospects or when they identify more attractive opportunities elsewhere.


    The fund may invest up to 100% of its total assets in foreign securities. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    For cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

RISKS

The principal risks of investing in the fund are:

- Market Risk -- The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


- Equity Securities Risk -- The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


- Foreign Securities Risk -- Foreign securities have additional risks, including exchange rate changes, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. These factors may affect the value of securities issued by foreign

                                 --------------
                                 AIM CHINA FUND
                                 --------------

 companies located in developing countries more than those in the countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


- Geographic Concentration Risk -- Political and economic conditions and changes in regulatory, tax, or economic policy in China could significantly affect the market in that country and in surrounding or related countries.


- Unique Economic and Political Risks of Investing in China -- China remains a totalitarian country with the continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further the government could at any time alter or discontinue economic reforms. Military conflicts, either internal or with other countries, are also a risk. In addition, inflation, currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries.


- Risks of Purchasing A Shares of Chinese Companies -- Substantial liquidity risks exist in the A share market. A shares and/or participation notes designed to replicate the performance of such A shares may be illiquid and therefore subject to the fund's limitation on investing in illiquid securities. In addition, A shares are subject to regulations regarding minimum and maximum investment quotas and repatriation restrictions for both principal invested and profits earned.


- Interest Rate and Credit Risk -- The values of debt securities and the income generated by debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its securities and may decrease their value. Interest rate increases may cause the price of a debt security to decrease, and the longer a debt security's duration, the more sensitive it is to this risk. Falling interest rates may also prompt some issuers to refinance existing debt, causing your investment in the fund to lose value.


- Convertible Securities Risk -- The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.


- Derivatives Risk -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio.

- Counterparty Risk -- Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. Participation notes are also subject to counterparty risk with respect to the bank or broker-dealer that issues them.


- Leveraging Risk -- The fund may engage in transactions, including the use of synthetic instruments and derivatives that may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of securities held by the fund.


- Currency/Exchange Rate Risk -- The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- Limited Market Risk -- Certain securities issued by companies in China may be less liquid and harder to sell as well as more volatile than many U.S. securities. This means that the fund may be unable to sell foreign securities at favorable prices at certain times. As stated above, this may be particularly true with respect to A shares issued by Chinese companies.

- Management Risk -- There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


- Initial Public Offerings Risk -- The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. These can be no assurance that the fund will have favorable IPO investment opportunities.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------



A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR(S)


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Hong Kong Limited (the subadvisor or INVESCO Hong Kong) is located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1990. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.935% of the first $250 million, 0.91% of the next $250 million, 0.885% of the next $500 million, 0.86% of the next $1.5 billion, 0.835% of the next $2.5 billion, 0.81% of the next $2.5 billion, 0.785% of the next $2.5 billion, and 0.76% of amount over $10 billion of average daily net assets.

PORTFOLIO MANAGER(S)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- James Cheng, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2004. From 1996 to 2004, he was an Investment Director with Asia Strategic Investment Management.

- Samantha Ho, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2004. From 2000 to 2004, she was a Portfolio Manager at Manulife Asset Management (HK) Ltd.

    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM China Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Lower              - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.25%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    on or about the     Class A shares    Class A shares    Class A shares
                                         end of the month
                                         which is at
                                         least eight
                                         years after the
                                         date on which
                                         shares were
                                         purchased along
                                         with a pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund.

(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The funds (except AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.
CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM ENHANCED SHORT BOND FUND AND AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay:

- an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

- an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund; or

- an initial sales charge or a CDSC on Investor Class shares of any fund.

PURCHASE OF CLASS A SHARES AT NET ASSET VALUE

Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

    Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares:

- A I M Management Group Inc., and its affiliates, or their clients;

- Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of A I M Management Group Inc., its affiliates or The AIM Family of Funds, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

- Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

- Purchases through approved fee-based programs;

- Employer-sponsored retirement plans that are Qualified Purchasers, provided that:

 a. a plan's assets are at least $1 million;

 b. there are at least 100 employees eligible to participate in the plan; or

 c. all plan transactions are executed through a single omnibus account per AIM fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, (the Code) are not eligible to purchase shares at net asset value based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

- Shareholders of Investor Class shares of an AIM fund;

- Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

- Insurance company separate accounts;

- Transfers to IRAs that are attributable to AIM fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPS, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, or a description of any defined term used above, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds, AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you currently own Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES OF FUNDS OTHER THAN AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS C SHARES OF AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    AIM Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

 they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    AIM Money Market Funds. The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates may grant a hardship exception and accept exchanges in excess of these guidelines on a case-by-case basis, if they believe that granting such exceptions would not injure other shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)               salary deferrals from
                                                                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI also assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund       AIM Global Value Fund
AIM China Fund                     AIM High Yield Fund
AIM Developing Markets Fund        AIM International Allocation Fund
AIM European Growth Fund           AIM International Bond Fund
AIM European Small Company Fund    AIM International Core Equity Fund
AIM Global Aggressive Growth Fund  AIM International Growth Fund
AIM Global Equity Fund             AIM International Small Company Fund
AIM Global Growth Fund             AIM Japan Fund
AIM Global Real Estate Fund        AIM S&P 500 Index Fund
                                   AIM Trimark Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares at net asset value,

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund, AIM Enhanced    or II Fund, AIM Enhanced Short     within 18 months of initial
  Short Bond Fund or AIM        Bond Fund or AIM Short Term        purchase of Category I or II
  Short Term Bond Fund          Bond Fund                          Fund, AIM Enhanced Short Bond
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund, AIM Enhanced Short     within 18 months of initial
                                Bond Fund or AIM Short Term        purchase of Category III Fund
                                Bond Fund                          shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor      Contact your financial advisor, including your retirement
                                 plan or program sponsor.

By Mail                          Send a written request to the transfer agent. Requests must include (1) original signatures of all registered
                                 owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates
                                 accompanied by an executed stock power; and (4) signature
                                 guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as
                                 corporate resolutions or powers of attorney, if applicable.
                                 If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years
                                 old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an
                                 employer-sponsored retirement plan. Contact your employer
                                 for details.

By Telephone                     Call the transfer agent at 1-800-959-4246 or our AIM 24-hour
                                 Automated Investor Line at 1-800-246-5463. You will be
                                 allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold physical share certificates; (3) you can provide proper identification information; (4) the proceeds of the redemption do not exceed $250,000; and (5) you have not
                                 previously declined the telephone redemption privilege.
                                 Certain retirement accounts and 403(b) plans, may not be
                                 redeemed by telephone. For funds other than Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day's closing price. For Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination on a business day in order to effect the redemption at that day's closing price. You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement accounts may be requested in writing.

By Internet                      Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by internet if (1) you do not hold physical share certificates; (2) you can provide proper
                                 identification information; (3) the proceeds of the
                                 redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the internet. For funds
                                 other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer
                                 agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price. For Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must confirm your transaction before the last net asset value
                                 determination on a business day in order to effect the
                                 redemption at that day's closing price.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-------------------------------------------------------------

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of

AIM Tax-Exempt Cash Fund; or
     (b) Class A shares of another Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;


(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a repurchase offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those exchanged shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). When issued, annual and semiannual reports to shareholders will contain additional information about the fund's investments. The fund's annual report will discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM China Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     CHI-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                    AIM ENHANCED SHORT BOND FUND


                                                                     PROSPECTUS
                                                                 MARCH 31, 2006

AIM Enhanced Short Bond Fund seeks to provide total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2

Expense Example                                      2

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        3

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           4
------------------------------------------------------
Objective and Strategies                             4

Risks                                                4

DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------

FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor(s)                                       7

Advisor Compensation                                 7

Portfolio Manager(s)                                 7

OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8

Dividends and Distributions                          8

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


The fund's investment objective is to provide total return. The fund seeks to meet its objective by exceeding the total return of the three-month U.S. Dollar London Interbank Offered Rate ("LIBOR") (a floating rate index at which U.S. Dollar deposits are offered on the London interbank market). The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of domestic and foreign government and corporate debt securities.


    The portfolio managers apply an actively managed top-down portfolio construction and bottom-up security selection total return strategy to construct the portfolio, seeking to outperform the three-month LIBOR. Normally, the fund will invest primarily in debt securities. At least 65% of the fund's net assets will consist of domestic investment grade securities. The fund may invest up to 35% of its net assets in foreign securities and up to 25% of its total assets in non-investment grade securities (junk bonds).



    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk              Interest Rate and
Foreign Securities       Credit Risk
Risk                     High Yield Bond Risk
Mortgage- and            Derivatives Risk
Asset-Backed             Leveraging Risk
 Securities Risk         Management Risk
Counterparty Risk
Currency/Exchange Rate
Risk




    Please see "Investment Objective, Strategies and Risks" following the expense information for a description of these risks and other risks of investing in the fund.



    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not yet completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risk of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS C    CLASS R
---------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         2.50%      None        None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1)    None        None(1)
---------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(2)
---------------------------------------------------------------------
(expenses that are deducted
from fund assets)                     CLASS A    CLASS C    CLASS R
---------------------------------------------------------------------
Management Fees                         0.45%      0.45%      0.45%

Distribution and/or
Service (12b-1) Fees                    0.25       1.00       0.50

Other Expenses(3)                       1.07       1.07       1.07

Total Annual Fund
Operating Expenses                      1.77       2.52       2.02

Fee Waivers(4)                          0.92       1.42       0.92

Net Annual Fund
Operating Expenses                      0.85       1.10       1.10
---------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "Shareholder Information -- Choosing a Share Class -- Sales Charges."


(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) Other Expenses are based on estimated average assets for the current fiscal year.


(4) The distributor has contractually agreed to waive 0.50% of Rule 12b-1 distribution plan payments on Class C shares. In addition, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class C and Class R shares to 0.85%, 1.10% and 1.10%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2007.


If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A                                                         $335       $706
Class C                                                          212        649
Class R                                                          112        545
---------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A                                                         $335       $706
Class C                                                          112        649
Class R                                                          112        545
---------------------------------------------------------------------------------

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year;



  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "Shareholder Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.


There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.85%        1.77%        1.77%        1.77%        1.77%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         1.65%        4.93%        8.32%       11.82%       15.43%
End of Year Balance           $10,154.63   $10,482.62   $10,821.21   $11,170.73   $11,531.55
Estimated Annual Expenses     $   334.59   $   182.64   $   188.54   $   194.63   $   200.92
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            1.77%        1.77%        1.77%        1.77%        1.77%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.16%       23.01%       26.98%       31.09%       35.32%
End of Year Balance           $11,904.02   $12,288.52   $12,685.44   $13,095.18   $13,518.15
Estimated Annual Expenses     $   207.40   $   214.10   $   221.02   $   228.16   $   235.53
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.85%        1.77%        1.77%        1.77%        1.77%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.15%        7.51%       10.99%       14.57%       18.27%
End of Year Balance           $10,415.00   $10,751.40   $11,098.67   $11,457.16   $11,827.23
Estimated Annual Expenses     $    86.76   $   187.32   $   193.37   $   199.62   $   206.07
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.77%        1.77%        1.77%        1.77%        1.77%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.09%       26.04%       30.11%       34.31%       38.65%
End of Year Balance           $12,209.25   $12,603.61   $13,010.70   $13,430.95   $13,864.77
Estimated Annual Expenses     $   212.72   $   219.59   $   226.69   $   234.01   $   241.57
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.10%        2.52%        2.52%        2.52%        2.52%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.90%        6.48%        9.12%       11.82%       14.60%
End of Year Balance           $10,390.00   $10,647.67   $10,911.73   $11,182.35   $11,459.67
Estimated Annual Expenses     $   112.15   $   265.07   $   271.65   $   278.39   $   285.29
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.52%        2.52%        2.52%        2.52%        2.52%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        17.44%       20.35%       23.34%       26.39%       29.53%
End of Year Balance           $11,743.87   $12,035.12   $12,333.59   $12,639.46   $12,952.92
Estimated Annual Expenses     $   292.36   $   299.62   $   307.05   $   314.66   $   322.46
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.10%        2.02%        2.02%        2.02%        2.02%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.90%        7.00%       10.18%       13.47%       16.85%
End of Year Balance           $10,390.00   $10,699.62   $11,018.47   $11,346.82   $11,684.96
Estimated Annual Expenses     $   112.15   $   213.01   $   219.35   $   225.89   $   232.62
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.02%        2.02%        2.02%        2.02%        2.02%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        20.33%       23.92%       27.61%       31.41%       35.33%
End of Year Balance           $12,033.17   $12,391.76   $13,761.03   $13,141.31   $13,532.92
Estimated Annual Expenses     $   239.55   $   246.69   $   254.04   $   261.61   $   269.41
--------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in year one for Class C has not been deducted. (See "Shareholder Information--Choosing a Share Class" section of this prospectus for applicability of deferred sales charge.)

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------


OBJECTIVE AND STRATEGIES


The fund's investment objective is to provide total return. The fund seeks to meet its objective by exceeding the total return of the three-month U.S. Dollar LIBOR. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of domestic and foreign government and corporate debt securities. In complying with this 80% investment requirement, the fund may invest in structured securitized debt securities, such as asset-backed securities and both residential and commercial mortgage-backed securities, and the fund's investments may include investments in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include swaps, including interest rate, currency, total return and credit default swaps, put options, call options, futures contracts, options on future contracts, and forward currency contracts. The fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Synthetic and derivative instruments and dollar rolls and reverse repurchase agreements may have the effect of leveraging the fund's portfolio. The fund may also invest in currencies.

    Debt securities may include domestic and foreign sovereign, corporate or agency securities of varying maturities. At least 65% of the fund's net assets will consist of domestic investment grade securities. The fund may invest up to 35% of its net assets in foreign securities.

    The fund seeks to outperform the three-month U.S. Dollar LIBOR by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The fund seeks to outperform its benchmark, the three-month U.S. Dollar LIBOR, through an analysis of a variety of alpha sources (specific factors affecting the return on investments relative to the benchmark), including, among others, high yield and emerging market risk, country risk, and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings, and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change.

    Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be one-quarter of a year, but the fund's exposure to changes in U.S. interest rates may differ from the fund's benchmark by up to one year. The fund will generally maintain a weighted average effective maturity of less than three years. Effective duration is a measure, as estimated by the fund's portfolio managers, of the fund's price sensitivity to changes in interest rates. Weighted average effective maturity is a measure, as estimated by the fund's portfolio managers, of the length of time the average security in the fund will mature or be redeemed by the issuer.

    The fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities. A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody's Investors Service, Inc., BBB- by Standard & Poor's or BBB- by Fitch, or the fund's portfolio managers believe it to be of comparable credit quality.

    For cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

RISKS

The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Interest Rate and Credit Risk--The fund invests primarily in debt securities such as notes and bonds. The values of debt securities and the income generated by debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its securities and may decrease their value. Interest rate increases may cause the price of a debt security to decrease, and the longer a debt security's duration, the more sensitive it is to this risk. Falling interest rates may also prompt some issuers to refinance existing debt, causing your investment in the fund to lose value.

- Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------

 or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. These factors may affect the value of securities issued by foreign companies located in developing countries more than those in the countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

- High Yield Bond Risk--Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they may be subordinated to other creditor's claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

- Mortgage- and Asset-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio.

- Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


- Leveraging Risk--The fund may engage in transactions, including the use of synthetic instruments and derivatives, that may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


- Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------



A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR(S)


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (the subadvisor or INVESCO Institutional) is located at The Aegon Center, 400 West Market Street, Suite 3300, Louisville, Kentucky 40202. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.



    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.45% of the first $1 billion, 0.425% of the next 4 billion, and 0.40% of the amount over $5 billion of average daily net assets.

PORTFOLIO MANAGER(S)


Investment decisions for the fund are made by investment management teams at INVESCO Worldwide Fixed Income. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Stephen M. Johnson, Portfolio Manager and Chief Investment Officer, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1991.



- Kenneth R. Bowling, Portfolio Manager and Director of U.S. Fixed Income, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1993.



- James F. Guenther, Portfolio Manager and Director of Global Credit Research, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1992.



- J. Richard Robben, Senior Portfolio Manager, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1996.


    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                          ----------------------------
                          AIM ENHANCED SHORT BOND FUND
                          ----------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Enhanced Short Bond Fund are subject to the maximum 2.50% initial sales charge as listed under the heading "AIM Enhanced Short Bond Fund and AIM Short Term Bond Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Lower              - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.25%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    on or about the     Class A shares    Class A shares    Class A shares
                                         end of the month
                                         which is at
                                         least eight
                                         years after the
                                         date on which
                                         shares were
                                         purchased along
                                         with a pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund.

(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The funds (except AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.
CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM ENHANCED SHORT BOND FUND AND AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay:

- an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

- an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund; or

- an initial sales charge or a CDSC on Investor Class shares of any fund.

PURCHASE OF CLASS A SHARES AT NET ASSET VALUE

Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

    Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares:

- A I M Management Group Inc., and its affiliates, or their clients;

- Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of A I M Management Group Inc., its affiliates or The AIM Family of Funds, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

- Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

- Purchases through approved fee-based programs;

- Employer-sponsored retirement plans that are Qualified Purchasers, provided that:

 a. a plan's assets are at least $1 million;

 b. there are at least 100 employees eligible to participate in the plan; or

 c. all plan transactions are executed through a single omnibus account per AIM fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, (the Code) are not eligible to purchase shares at net asset value based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

- Shareholders of Investor Class shares of an AIM fund;

- Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

- Insurance company separate accounts;

- Transfers to IRAs that are attributable to AIM fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPS, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, or a description of any defined term used above, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds, AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you currently own Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES OF FUNDS OTHER THAN AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS C SHARES OF AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    AIM Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

 they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    AIM Money Market Funds. The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates may grant a hardship exception and accept exchanges in excess of these guidelines on a case-by-case basis, if they believe that granting such exceptions would not injure other shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)               salary deferrals from
                                                                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI also assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund       AIM Global Value Fund
AIM China Fund                     AIM High Yield Fund
AIM Developing Markets Fund        AIM International Allocation Fund
AIM European Growth Fund           AIM International Bond Fund
AIM European Small Company Fund    AIM International Core Equity Fund
AIM Global Aggressive Growth Fund  AIM International Growth Fund
AIM Global Equity Fund             AIM International Small Company Fund
AIM Global Growth Fund             AIM Japan Fund
AIM Global Real Estate Fund        AIM S&P 500 Index Fund
                                   AIM Trimark Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares at net asset value,

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund, AIM Enhanced    or II Fund, AIM Enhanced Short     within 18 months of initial
  Short Bond Fund or AIM        Bond Fund or AIM Short Term        purchase of Category I or II
  Short Term Bond Fund          Bond Fund                          Fund, AIM Enhanced Short Bond
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund, AIM Enhanced Short     within 18 months of initial
                                Bond Fund or AIM Short Term        purchase of Category III Fund
                                Bond Fund                          shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor      Contact your financial advisor, including your retirement
                                 plan or program sponsor.

By Mail                          Send a written request to the transfer agent. Requests must include (1) original signatures of all registered
                                 owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates
                                 accompanied by an executed stock power; and (4) signature
                                 guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as
                                 corporate resolutions or powers of attorney, if applicable.
                                 If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years
                                 old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an
                                 employer-sponsored retirement plan. Contact your employer
                                 for details.

By Telephone                     Call the transfer agent at 1-800-959-4246 or our AIM 24-hour
                                 Automated Investor Line at 1-800-246-5463. You will be
                                 allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold physical share certificates; (3) you can provide proper identification information; (4) the proceeds of the redemption do not exceed $250,000; and (5) you have not
                                 previously declined the telephone redemption privilege.
                                 Certain retirement accounts and 403(b) plans, may not be
                                 redeemed by telephone. For funds other than Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day's closing price. For Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination on a business day in order to effect the redemption at that day's closing price. You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement accounts may be requested in writing.

By Internet                      Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by internet if (1) you do not hold physical share certificates; (2) you can provide proper
                                 identification information; (3) the proceeds of the
                                 redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the internet. For funds
                                 other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer
                                 agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price. For Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must confirm your transaction before the last net asset value
                                 determination on a business day in order to effect the
                                 redemption at that day's closing price.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-------------------------------------------------------------

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of

AIM Tax-Exempt Cash Fund; or
     (b) Class A shares of another Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;


(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a repurchase offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those exchanged shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). When issued, annual and semiannual reports to shareholders will contain additional information about the fund's investments. The fund's annual report will discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Enhanced Short Bond Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     ESB-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                     AIM INTERNATIONAL BOND FUND


                                                                     PROSPECTUS
                                                                 MARCH 31, 2006

AIM International Bond Fund seeks to provide total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2

Expense Example                                      2

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        3

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           4
------------------------------------------------------
Objective and Strategies                             4

Risks                                                4

DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------

FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor(s)                                       7

Advisor Compensation                                 7

Portfolio Manager(s)                                 7

OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8

Dividends and Distributions                          8

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide total return. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged).



    The portfolio managers will use the Lehman Brothers Global Aggregate ex US Index (unhedged) as a guide in structuring and selecting securities for the fund's portfolio. The portfolio managers apply an actively managed top-down portfolio construction and bottom-up security selection total return strategy to construct the portfolio, seeking to outperform such Index. Normally, the fund will invest primarily in foreign debt securities. The fund may invest up to 30% of its total assets in U.S. dollar-denominated securities and up to 25% of its total assets in non-investment grade securities (junk bonds).



    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk               Interest Rate and Credit
Foreign Securities Risk   Risk
Mortgage- and             High Yield Bond Risk
Asset-Backed              Derivatives Risk
  Securities Risk         Leveraging Risk
Counterparty Risk         Management Risk
Currency/Exchange Rate
Risk




    Please see "Investment Objective, Strategies and Risks" following the expense information for a description of these risks and other risks of investing in the fund.



    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not yet completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risk of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
--------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         4.75%      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1)    5.00%      1.00%

Redemption/Exchange Fee
(as a percentage
of amount
redeemed/exchanged)(2)                  2.00%      2.00%      2.00%
--------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------
(expenses that are deducted
from fund assets)                     CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------
Management Fees                         0.65%      0.65%      0.65%

Distribution and/or
Service (12b-1) Fees                    0.25       1.00       1.00

Other Expenses(4)                       1.84       1.84       1.84

Total Annual Fund
Operating Expenses                      2.74       3.49       3.49

Fee Waivers(5)                          1.64       1.64       1.64

Net Annual Fund
Operating Expenses                      1.10       1.85       1.85
--------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "Shareholder Information -- Choosing a Share Class -- Sales Charges."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "Shareholder Information -- Redeeming Shares -- Redemption Fee" for more information.


(3) There is no guarantee that actual expenses will be the same as those shown in the table.


(4) Other Expenses are based on estimated average assets for the current fiscal year.


(5) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.10%, 1.85% and 1.85%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2007.


If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A                                                         $582      $1,136
Class B                                                          688       1,219
Class C                                                          288         919
---------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A                                                         $582      $1,136
Class B                                                          188         919
Class C                                                          188         919
---------------------------------------------------------------------------------

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year;



  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "Shareholder Information -- Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.


There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.


CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.10%        2.74%        2.74%        2.74%        2.74%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       (0.85)%        1.39%        3.68%        6.03%        8.42%
End of Year Balance            $9,896.48   $10,120.14   $10,348.85   $10,582.73   $10,821.90
Estimated Annual Expenses      $  581.32   $   274.23   $   280.43   $   286.76   $   293.24
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)             2.74%        2.74%        2.74%        2.74%        2.74%
Cumulative Return Before
  Expenses                         34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         10.87%       13.38%       15.94%       18.56%       21.24%
End of Year Balance            $11,066.48   $11,316.58   $11,572.34   $11,833.87   $12,101.32
Estimated Annual Expenses      $   299.87   $   306.65   $   313.58   $   320.67   $   327.91
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.10%        2.74%        2.74%        2.74%        2.74%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.90%        6.25%        8.65%       11.10%       13.62%
End of Year Balance           $10,390.00   $10,624.81   $10,864.93   $11,110.48   $11,361.58
Estimated Annual Expenses     $   112.15   $   287.90   $   294.41   $   301.06   $   307.87
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.74%        2.74%        2.74%        2.74%        2.74%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        16.18%       18.81%       21.49%       24.24%       27.05%
End of Year Balance           $11,618.35   $11,880.93   $12,149.43   $12,424.01   $12,704.79
Estimated Annual Expenses     $   314.83   $   321.94   $   329.22   $   336.66   $   344.26
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.85%        3.49%        3.49%        3.49%        3.49%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.15%        4.71%        6.29%        7.89%        9.52%
End of Year Balance           $10,315.00   $10,470.76   $10,628.86   $10,789.36   $10,952.28
Estimated Annual Expenses     $   187.91   $   362.71   $   368.19   $   373.75   $   379.39
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            3.49%        3.49%        3.49%        2.74%        2.74%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        11.18%       12.86%       14.56%       17.15%       19.80%
End of Year Balance           $11,117.66   $11,285.54   $11,455.95   $11,714.85   $11,979.61
Estimated Annual Expenses     $   385.12   $   390.94   $   396.84   $   317.44   $   324.61
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.85%        3.49%        3.49%        3.49%        3.49%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.15%        4.71%        6.29%        7.89%        9.52%
End of Year Balance           $10,315.00   $10,470.76   $10,628.86   $10,789.36   $10,952.28
Estimated Annual Expenses     $   187.91   $   362.71   $   368.19   $   373.75   $   379.39
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            3.49%        3.49%        3.49%        3.49%        3.49%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        11.18%       12.86%       14.56%       16.29%       18.05%
End of Year Balance           $11,117.66   $11,285.54   $11,455.95   $11,628.93   $11,804.53
Estimated Annual Expenses     $   385.12   $   390.94   $   396.84   $   402.83   $   408.91
--------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through five for Class B and year one for Class C, have not been deducted.

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------


OBJECTIVE AND STRATEGIES


The fund's investment objective is to provide total return. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged). These debt securities may include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments. The fund considers a company to be foreign based on its domicile, or in certain cases such as where the security is guaranteed by the parent or issued by a special purpose entity, its parent's domicile.

    In complying with the fund's 80% investment requirement, the fund's investments may include investments in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include swaps, put options, call options, futures contracts, options on future contracts and forward currency contracts. The fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Synthetic and derivative instruments and dollar rolls and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.

    The fund will use the Lehman Brothers Global Aggregate ex US Index (unhedged) as a guide in structuring and selecting its investments, but will seek to outperform such Index by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The fund seeks to outperform its benchmark, the Lehman Brothers Global Aggregate ex US Index (unhedged), through an analysis of a variety of alpha sources (specific factors affecting the return on investments in excess of the benchmark), including, among others, high yield and emerging market risk, country risk and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers may adjust the split between sovereign, agency and corporate bonds in the fund depending on their assessment of overall market conditions. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change.

    Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/- 2 years of that of the Lehman Brothers Global Aggregate ex US Index (unhedged). Effective duration is a measure, as estimated by the fund's portfolio managers, of the fund's price sensitivity to changes in interest rates.

    The fund may invest a significant amount of its total assets in foreign securities. The fund will normally invest in companies located in at least three countries other the United States. The fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities. A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody's Investors Service, Inc., BBB- by Standard & Poor's or BBB- by Fitch, or the fund's portfolio managers believe it to be of comparable credit quality.

    For cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

RISKS

The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Interest Rate and Credit Risk--The fund invests primarily in debt securities such as notes and bonds. The values of debt securities and the income generated by debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its securities and may decrease their value. Interest rate increases may cause the price of a debt security to decrease, and the longer a debt security's duration, the more sensitive it is to this risk. Falling interest rates may also prompt some issuers to refinance existing debt, causing your investment in the fund to lose value.

- Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, relatively low market liquidity, decreased publicly available information about issuers, inconsistent

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

 and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. These factors may affect the value of securities issued by foreign companies located in developing countries more than those in the countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

- High Yield Bond Risk--Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they may be subordinated to other creditor's claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

- Mortgage- and Asset-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio.

- Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


- Leveraging Risk--The fund may engage in transactions, including the use of synthetic instruments and derivatives, that may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


- Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------



A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR(S)


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Asset Management Limited (the subadvisor or INVESCO Limited) is located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.



    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1985. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.65% of the first $250 million, 0.59% of the next $250 million, 0.565% of the next $500 million, 0.54% of the next $1.5 billion, 0.515% of the next $2.5 billion, 0.49% of the next $5 billion, and 0.465% of amount over $10 billion, of average daily net assets.

PORTFOLIO MANAGER(S)


Investment decisions for the fund are made by investment management teams at INVESCO Worldwide Fixed Income. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Mark Dowding, Portfolio Manager and Director of U.K. and Global Fixed Income, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000.



- Lindsay A. Missen, Portfolio Manager, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1994.



- Simon P. Chennell, Portfolio Manager, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1997.



- Russel Matthews, Portfolio Manager, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000.


    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM International Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section.

                          ---------------------------
                          AIM INTERNATIONAL BOND FUND
                          ---------------------------

Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pay dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Lower              - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.25%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    on or about the     Class A shares    Class A shares    Class A shares
                                         end of the month
                                         which is at
                                         least eight
                                         years after the
                                         date on which
                                         shares were
                                         purchased along
                                         with a pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund.

(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The funds (except AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.
CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM ENHANCED SHORT BOND FUND AND AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay:

- an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

- an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund; or

- an initial sales charge or a CDSC on Investor Class shares of any fund.

PURCHASE OF CLASS A SHARES AT NET ASSET VALUE

Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

    Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares:

- A I M Management Group Inc., and its affiliates, or their clients;

- Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of A I M Management Group Inc., its affiliates or The AIM Family of Funds, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

- Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

- Purchases through approved fee-based programs;

- Employer-sponsored retirement plans that are Qualified Purchasers, provided that:

 a. a plan's assets are at least $1 million;

 b. there are at least 100 employees eligible to participate in the plan; or

 c. all plan transactions are executed through a single omnibus account per AIM fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, (the Code) are not eligible to purchase shares at net asset value based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

- Shareholders of Investor Class shares of an AIM fund;

- Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

- Insurance company separate accounts;

- Transfers to IRAs that are attributable to AIM fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPS, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, or a description of any defined term used above, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds, AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you currently own Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES OF FUNDS OTHER THAN AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS C SHARES OF AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    AIM Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

 they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    AIM Money Market Funds. The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates may grant a hardship exception and accept exchanges in excess of these guidelines on a case-by-case basis, if they believe that granting such exceptions would not injure other shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)               salary deferrals from
                                                                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI also assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund       AIM Global Value Fund
AIM China Fund                     AIM High Yield Fund
AIM Developing Markets Fund        AIM International Allocation Fund
AIM European Growth Fund           AIM International Bond Fund
AIM European Small Company Fund    AIM International Core Equity Fund
AIM Global Aggressive Growth Fund  AIM International Growth Fund
AIM Global Equity Fund             AIM International Small Company Fund
AIM Global Growth Fund             AIM Japan Fund
AIM Global Real Estate Fund        AIM S&P 500 Index Fund
                                   AIM Trimark Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares at net asset value,

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund, AIM Enhanced    or II Fund, AIM Enhanced Short     within 18 months of initial
  Short Bond Fund or AIM        Bond Fund or AIM Short Term        purchase of Category I or II
  Short Term Bond Fund          Bond Fund                          Fund, AIM Enhanced Short Bond
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund, AIM Enhanced Short     within 18 months of initial
                                Bond Fund or AIM Short Term        purchase of Category III Fund
                                Bond Fund                          shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor      Contact your financial advisor, including your retirement
                                 plan or program sponsor.

By Mail                          Send a written request to the transfer agent. Requests must include (1) original signatures of all registered
                                 owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates
                                 accompanied by an executed stock power; and (4) signature
                                 guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as
                                 corporate resolutions or powers of attorney, if applicable.
                                 If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years
                                 old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an
                                 employer-sponsored retirement plan. Contact your employer
                                 for details.

By Telephone                     Call the transfer agent at 1-800-959-4246 or our AIM 24-hour
                                 Automated Investor Line at 1-800-246-5463. You will be
                                 allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold physical share certificates; (3) you can provide proper identification information; (4) the proceeds of the redemption do not exceed $250,000; and (5) you have not
                                 previously declined the telephone redemption privilege.
                                 Certain retirement accounts and 403(b) plans, may not be
                                 redeemed by telephone. For funds other than Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day's closing price. For Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination on a business day in order to effect the redemption at that day's closing price. You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement accounts may be requested in writing.

By Internet                      Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by internet if (1) you do not hold physical share certificates; (2) you can provide proper
                                 identification information; (3) the proceeds of the
                                 redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the internet. For funds
                                 other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer
                                 agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price. For Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must confirm your transaction before the last net asset value
                                 determination on a business day in order to effect the
                                 redemption at that day's closing price.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-------------------------------------------------------------

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of

AIM Tax-Exempt Cash Fund; or
     (b) Class A shares of another Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;


(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a repurchase offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those exchanged shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). When issued, annual and semiannual reports to shareholders will contain additional information about the fund's investments. The fund's annual report will discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM International Bond Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     IBO-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                  AIM JAPAN FUND


                                                                     PROSPECTUS
                                                                 MARCH 31, 2006

AIM Japan Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2
Expense Example                                      2
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        3

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           4
------------------------------------------------------
Objective and Strategies                             4
Risks                                                4
DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor(s)                                       6
Advisor Compensation                                 6
Portfolio Manager(s)                                 6
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of Japanese issuers.


    In selecting securities for the fund's portfolio, the portfolio managers apply an actively managed bottom-up approach that blends both growth and value-oriented disciplines. The portfolio managers seek to identify securities through a highly structured investment process and a proprietary security valuation model. The fund may invest up to 100% of its total assets in foreign securities.



    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk               Equity Securities Risk
Foreign Securities Risk   Geographic Concentration
Unique Economic and       Risk
Political                 Currency/Exchange Rate
  Risks of Investing in   Risk
Japan                     Management Risk
Initial Public Offerings
Risk




    Please see "Investment Objective, Strategies and Risks" following the expense information for a description of these risks and other risks of investing in the fund.



    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not yet completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risk of an investment in the fund by comparing the find's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1)    5.00%      1.00%

Redemption/Exchange Fee
(as a percentage of
amount redeemed/
exchanged)(2)                           2.00%      2.00%      2.00%
---------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
---------------------------------------------------------------------
(expenses that are deducted
from fund assets)                     CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------
Management Fees                         0.94%      0.94%      0.94%

Distribution and/or
Service (12b-1) Fees                    0.25       1.00       1.00

Other Expenses(4)                       1.90       1.90       1.90

Total Annual Fund
Operating Expenses                      3.09       3.84       3.84

Fee Waivers(5)                          1.39       1.39       1.39

Net Annual Fund
Operating Expenses                      1.70       2.45       2.45
---------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "Shareholder Information -- Choosing a Share Class -- Sales Charges."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "Shareholder Information -- Redeeming Shares -- Redemption Fee" for more information.


(3) There is no guarantee that actual expenses will be the same as those shown in the table.


(4) Other Expenses are based on estimated average assets for the current fiscal year.


(5) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.70%, 2.45% and 2.45%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2007.


If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A                                                         $713      $1,328
Class B                                                          748       1,345
Class C                                                          348       1,045
---------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A                                                         $713      $1,328
Class B                                                          248       1,045
Class C                                                          248       1,045
---------------------------------------------------------------------------------

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year;



  - The fund's current expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "Shareholder Information -- Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.


There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.


CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.70%        3.09%        3.09%        3.09%        3.09%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       (2.20)%      (0.33)%        1.57%        3.51%        5.49%
End of Year Balance           $ 9,761.85   $ 9,948.30   $10,138.31   $10,331.96   $10,529.30
Estimated Annual Expenses     $   713.30   $   304.52   $   310.34   $   316.27   $   322.31
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            3.09%        3.09%        3.09%        3.09%        3.09%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         7.50%        9.56%       11.65%       13.78%       15.96%
End of Year Balance           $10,730.41   $10,935.36   $11,144.22   $11,357.08   $11,574.00
Estimated Annual Expenses     $   328.46   $   334.74   $   341.13   $   347.65   $   354.29
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.70%        3.09%        3.09%        3.09%        3.09%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.30%        5.27%        7.28%        9.33%       11.42%
End of Year Balance           $10,330.00   $10,527.30   $10,728.37   $10,933.29   $11,142.11
Estimated Annual Expenses     $   172.81   $   322.25   $   328.40   $   334.67   $   341.06
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            3.09%        3.09%        3.09%        3.09%        3.09%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        13.55%       15.72%       17.93%       20.18%       22.48%
End of Year Balance           $11,354.93   $11,571.81   $11,792.83   $12,018.07   $12,247.62
Estimated Annual Expenses     $   347.58   $   354.22   $   360.98   $   367.88   $   374.90
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.45%        3.84%        3.84%        3.84%        3.84%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.55%        3.74%        4.94%        6.16%        7.39%
End of Year Balance           $10,255.00   $10,373.96   $10,494.30   $10,616.03   $10,739.18
Estimated Annual Expenses     $   248.12   $   396.08   $   400.67   $   405.32   $   410.02
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            3.84%        3.84%        3.84%        3.09%        3.09%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         8.64%        9.90%       11.17%       13.30%       15.46%
End of Year Balance           $10,863.75   $10,989.77   $11,117.25   $11,329.59   $11,545.99
Estimated Annual Expenses     $   414.78   $   419.59   $   424.45   $   346.80   $   353.43
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.45%        3.84%        3.84%        3.84%        3.84%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.55%        3.74%        4.94%        6.16%        7.39%
End of Year Balance           $10,255.00   $10,373.96   $10,494.30   $10,616.03   $10,739.18
Estimated Annual Expenses     $   248.12   $   396.08   $   400.67   $   405.32   $   410.02
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            3.84%        3.84%        3.84%        3.84%        3.84%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         8.64%        9.90%       11.17%       12.46%       13.77%
End of Year Balance           $10,863.75   $10,989.77   $11,117.25   $11,246.21   $11,376.67
Estimated Annual Expenses     $   414.78   $   419.59   $   424.45   $   429.38   $   434.36
--------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through five for Class B and year one for Class C, have not been deducted.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------


OBJECTIVE AND STRATEGIES


The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of Japanese issuers. The fund anticipates that most of its assets will be invested in securities traded on a stock exchange, or in an over-the-counter market, in Japan.


    In selecting securities to buy and sell, the fund's portfolio managers will apply an actively managed bottom-up approach that blends both growth and value-oriented disciplines. The portfolio managers seek to identify securities through a highly structured investment process and a proprietary security valuation model. In constructing the portfolio, the portfolio managers will consider business fundamentals including earnings momentum, business stability, balance sheet, management strategy, competitiveness, and returns by industry/sector. The portfolio managers focus on securities that they believe have a catalyst to restore growth and/or will keep growing with attractive value. The portfolio managers will consider whether to sell a particular security when its business fundamentals materially change or when they identify more attractive opportunities elsewhere.


    The fund may invest up to 100% of its total assets in foreign securities. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    For cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

RISKS

The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


- Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


- Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.


- Geographic Concentration Risk--Political and economic conditions and changes in regulatory, tax, or economic policy in Japan could significantly affect the market in that country and in surrounding or related countries.



- Unique Economic and Political Risks of Investing in Japan--International trade and government tax and fiscal policy may have negative effects on the Japanese economy. The Japanese economy currently is driven mainly by domestic demand and there can be no guarantee that such domestic demand may not weaken. In addition, Japan's economy may be moderately dependent on global economies including the economies of Asian countries, some of which are developing countries.


- Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


- Initial Public Offerings Risk--The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. These can be no assurance that the fund will have favorable IPO investment opportunities.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------



A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR(S)


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Asset Management (Japan) Limited (the subadvisor or INVESCO Japan) is located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.



    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1987. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.935% of the first $250 million, 0.91% of the next $250 million, 0.885% of the next $500 million, 0.86% of the next $1.5 billion, 0.835% of the next $2.5 billion, 0.81% of the next $2.5 billion, 0.785% of the next $2.5 billion, and 0.76% of amount over $10 billion of average daily net assets.

PORTFOLIO MANAGER(S)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Kiyohide Nagata, Senior Portfolio Manager and head of Japan Large Cap Equity Team, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2003. From 2000 to 2003, he was Senior Fund Manager at Prudential Investment Management Japan.


- Yasuhiro Shimbayashi, Senior Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2004. From 2000 to 2004, he was Chief Fund Manager for Japanese Equity Fund in UFJ Asset Management.


- Tomomitsu Yanaba, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2004. He most recently served as head of electronics sector analysts, Industrial Research Department in UFJ Bank. From 2001 to 2003, he worked as sector analyst, Equity Portfolio Management Department in UFJ Partners Asset Management. From 2000 to 2001, he worked as Fund Manager at Quantitative Investment Group.


- Tomoyuki Shioya, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2005. He most recently served as Fund Manager/Analyst at Open Source Advisors K.K. Prior to Open Source Advisors K.K., he served as an Analyst at Oakasan Securities Ltd.

    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Japan Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Lower              - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.25%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    on or about the     Class A shares    Class A shares    Class A shares
                                         end of the month
                                         which is at
                                         least eight
                                         years after the
                                         date on which
                                         shares were
                                         purchased along
                                         with a pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund.

(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The funds (except AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.
CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM ENHANCED SHORT BOND FUND AND AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay:

- an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

- an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund; or

- an initial sales charge or a CDSC on Investor Class shares of any fund.

PURCHASE OF CLASS A SHARES AT NET ASSET VALUE

Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

    Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares:

- A I M Management Group Inc., and its affiliates, or their clients;

- Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of A I M Management Group Inc., its affiliates or The AIM Family of Funds, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

- Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

- Purchases through approved fee-based programs;

- Employer-sponsored retirement plans that are Qualified Purchasers, provided that:

 a. a plan's assets are at least $1 million;

 b. there are at least 100 employees eligible to participate in the plan; or

 c. all plan transactions are executed through a single omnibus account per AIM fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, (the Code) are not eligible to purchase shares at net asset value based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

- Shareholders of Investor Class shares of an AIM fund;

- Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

- Insurance company separate accounts;

- Transfers to IRAs that are attributable to AIM fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPS, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, or a description of any defined term used above, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds, AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you currently own Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES OF FUNDS OTHER THAN AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS C SHARES OF AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    AIM Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

 they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    AIM Money Market Funds. The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates may grant a hardship exception and accept exchanges in excess of these guidelines on a case-by-case basis, if they believe that granting such exceptions would not injure other shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)               salary deferrals from
                                                                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI also assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund       AIM Global Value Fund
AIM China Fund                     AIM High Yield Fund
AIM Developing Markets Fund        AIM International Allocation Fund
AIM European Growth Fund           AIM International Bond Fund
AIM European Small Company Fund    AIM International Core Equity Fund
AIM Global Aggressive Growth Fund  AIM International Growth Fund
AIM Global Equity Fund             AIM International Small Company Fund
AIM Global Growth Fund             AIM Japan Fund
AIM Global Real Estate Fund        AIM S&P 500 Index Fund
                                   AIM Trimark Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares at net asset value,

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund, AIM Enhanced    or II Fund, AIM Enhanced Short     within 18 months of initial
  Short Bond Fund or AIM        Bond Fund or AIM Short Term        purchase of Category I or II
  Short Term Bond Fund          Bond Fund                          Fund, AIM Enhanced Short Bond
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund, AIM Enhanced Short     within 18 months of initial
                                Bond Fund or AIM Short Term        purchase of Category III Fund
                                Bond Fund                          shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor      Contact your financial advisor, including your retirement
                                 plan or program sponsor.

By Mail                          Send a written request to the transfer agent. Requests must include (1) original signatures of all registered
                                 owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates
                                 accompanied by an executed stock power; and (4) signature
                                 guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as
                                 corporate resolutions or powers of attorney, if applicable.
                                 If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years
                                 old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an
                                 employer-sponsored retirement plan. Contact your employer
                                 for details.

By Telephone                     Call the transfer agent at 1-800-959-4246 or our AIM 24-hour
                                 Automated Investor Line at 1-800-246-5463. You will be
                                 allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold physical share certificates; (3) you can provide proper identification information; (4) the proceeds of the redemption do not exceed $250,000; and (5) you have not
                                 previously declined the telephone redemption privilege.
                                 Certain retirement accounts and 403(b) plans, may not be
                                 redeemed by telephone. For funds other than Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day's closing price. For Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination on a business day in order to effect the redemption at that day's closing price. You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement accounts may be requested in writing.

By Internet                      Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by internet if (1) you do not hold physical share certificates; (2) you can provide proper
                                 identification information; (3) the proceeds of the
                                 redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the internet. For funds
                                 other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer
                                 agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price. For Premier
                                 Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
                                 Government Money Portfolio, the transfer agent must confirm your transaction before the last net asset value
                                 determination on a business day in order to effect the
                                 redemption at that day's closing price.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-------------------------------------------------------------

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of

AIM Tax-Exempt Cash Fund; or
     (b) Class A shares of another Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;


(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a repurchase offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those exchanged shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                                                      MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any

MCF--03/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). When issued, annual and semiannual reports to shareholders will contain additional information about the fund's investments. The fund's annual report will discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Japan Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     JAP-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                  AIM CHINA FUND

                                                    AIM ENHANCED SHORT BOND FUND
                                                     AIM INTERNATIONAL BOND FUND
                                                                  AIM JAPAN FUND

                                                                     PROSPECTUS
                                                                 MARCH 31, 2006

INSTITUTIONAL CLASSES

AIM China Fund and AIM Japan Fund seek to provide long-term growth of capital.

AIM Enhanced Short Bond Fund seeks to provide total return.

AIM International Bond Fund seeks to provide total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.


An investment in the funds:

- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.
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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

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TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
AIM China Fund                                       1
AIM Enhanced Short Bond Fund                         1
AIM International Bond Fund                          1
AIM Japan Fund                                       2
PERFORMANCE INFORMATION                              2
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4

------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                              5
------------------------------------------------------
OBJECTIVES AND STRATEGIES                            5
China Fund                                           5
Enhanced Short Bond Fund                             5
International Bond Fund                              6
Japan Fund                                           7
RISKS                                                7
China Fund                                           7
Enhanced Short Bond Fund                             8
International Bond Fund                              9
Japan Fund                                          10
DISCLOSURE OF PORTFOLIO HOLDINGS                    11
------------------------------------------------------
FUND MANAGEMENT                                     12
------------------------------------------------------
The Advisor(s)                                      12
Advisor Compensation                                12
Portfolio Manager(s)                                12
OTHER INFORMATION                                   14
------------------------------------------------------
Dividends and Distributions                         14
Suitability for Investors                           14
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-2
Redeeming Shares                                   A-4
Exchanging Shares                                  A-5
Pricing of Shares                                  A-5
Taxes                                              A-7
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.
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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

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RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

AIM CHINA FUND (CHINA)

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau).


    In selecting securities for the fund's portfolio, the portfolio managers apply an actively managed bottom-up fundamental analysis and top-down multi-factor analysis that blends both growth at a reasonable price and value oriented disciplines. The fund may invest up to 100% of its total assets in foreign securities and up to 25% of its total assets in debt securities.



    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk               Equity Securities Risk
Foreign Securities Risk   Geographic Concentration
Unique Economic and       Risk
Political                 Risks of Purchasing A
  Risks of Investing in   Shares of
China                       Chinese Companies
Interest Rate and Credit  Convertible Securities
Risk                      Risk
Derivatives Risk          Counterparty Risk
Leveraging Risk           Currency/Exchange Rate
Limited Market Risk       Risk
Management Risk           Initial Public Offerings
                          Risk




    Please see "Investment Objective, Strategies and Risks" following the expense information for a description of these risks and other risks of investing in the fund.



    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


AIM ENHANCED SHORT BOND FUND (ENHANCED SHORT BOND)


The fund's investment objective is to provide total return. The fund seeks to meet its objective by exceeding the total return of the three-month U.S. Dollar London Interbank Offered Rate ('LIBOR') (a floating rate index at which U.S. Dollar deposits are offered on the London interbank market). The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of domestic and foreign government and corporate debt securities.


    The portfolio managers apply an actively managed top-down portfolio construction and bottom-up security selection total return strategy to construct the portfolio, seeking to outperform the three-month LIBOR. Normally, the fund will invest primarily in debt securities. At least 65% of the fund's net assets will consist of domestic investment grade securities. The fund may invest up to 35% of its net assets in foreign securities and up to 25% of its total assets in non-investment grade securities (junk bonds).



    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk              Interest Rate and
Foreign Securities       Credit Risk
Risk                     High Yield Bond Risk
Mortgage- and            Derivatives Risk
Asset-Backed             Leveraging Risk
 Securities Risk         Management Risk
Counterparty Risk
Currency/Exchange Rate
Risk




    Please see "Investment Objective, Strategies and Risks" following the expense information for a description of these risks and other risks of investing in the fund.



    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


AIM INTERNATIONAL BOND FUND (INTERNATIONAL BOND)

The fund's investment objective is to provide total return. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged).


    The portfolio managers will use the Lehman Brothers Global Aggregate ex US Index (unhedged) as a guide in structuring and selecting securities for the fund's portfolio. The portfolio managers apply an actively managed top-down portfolio construction and bottom-up security selection total return strategy to construct the portfolio, seeking to outperform such Index. Normally, the fund will invest primarily in foreign debt securities. The fund may invest up to 30% of its total assets in U.S. dollar-denominated securities and up to 25% of its total assets in non-investment grade securities (junk bonds).


                                        1
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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------



    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk               Interest Rate and Credit
Foreign Securities Risk   Risk
Mortgage- and             High Yield Bond Risk
Asset-Backed              Derivatives Risk
  Securities Risk         Leveraging Risk
Counterparty Risk         Management Risk
Currency/Exchange Rate
Risk




    Please see "Investment Objective, Strategies and Risks" following the expense information for a description of these risks and other risks of investing in the fund.



    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


AIM JAPAN FUND (JAPAN)

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of Japanese issuers.


    In selecting securities for the fund's portfolio, the portfolio managers apply an actively managed bottom-up approach that blends both growth and value-oriented disciplines. The portfolio managers seek to identify securities through a highly structured investment process and a proprietary security valuation model. The fund may invest up to 100% of its total assets in foreign securities.



    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk               Equity Securities Risk
Foreign Securities Risk   Geographic Concentration
Unique Economic and       Risk
Political                 Currency/Exchange Rate
  Risks of Investing in   Risk
Japan                     Management Risk
Initial Public Offerings
Risk




    Please see "Investment Objective, Strategies and Risks" following the expense information for a description of these risks and other risks of investing in the fund.



    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the funds because they have not yet completed a full calendar year of operations. In the future, the funds will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the funds by comparing the funds' performance with a broad measure of market performance and by showing changes in the funds' performance from year to year.

                                        2
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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

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FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                 ENHANCED
(fees paid directly from                         SHORT      INTERNATIONAL
your investment)                      CHINA       BOND       BOND      JAPAN
--------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of
offering price)                         None       None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None       None       None       None

Redemption/Exchange Fee (as a
percentage
of amount redeemed/exchanged)(1)        2.00%      None       2.00%      2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(expenses that                                   ENHANCED
are deducted                                     SHORT      INTERNATIONAL
from fund assets)                     CHINA       BOND       BOND      JAPAN
--------------------------------------------------------------------------------
Management Fees                         0.94%      0.45%      0.65%      0.94%

Distribution and/or
Service (12b-1) Fees                    None       None       None       None

Other Expenses(3)                       2.42       0.99       1.76       1.82

Total Annual Fund
Operating Expenses                      3.36       1.44       2.41       2.76

Fee Waivers(4)                          1.56       0.84       1.56       1.31

Net Annual Fund
Operating Expenses                      1.80       0.60       0.85       1.45
--------------------------------------------------------------------------------

(1) You may be charged a 2.00% fee on redemptions or exchanges of Institutional Class shares held less than 30 days. See "Shareholder
    Information -- Redeeming Shares -- Redemption Fee" for more information.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Other Expenses are based on estimated average assets for the current fiscal year.

(4) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Institutional Class shares of China, Enhanced Short Bond, International Bond and Japan to 1.80%, 0.60%, 0.85% and 1.45%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2007.


If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
China                                                           $183       $888
Enhanced Short Bond                                               61        373
International Bond                                                87        602
Japan                                                            148        732
---------------------------------------------------------------------------------

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN
            --------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the funds' expenses, including investment advisory fees and other fund costs, on the funds' return over a 10-year period. The example reflects the following:


  - You invest $10,000 in a fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year; and




  - The funds' current annual expense ratios include any applicable contractual fee waiver or expense reimbursement for the period committed.



There is no assurance that the annual expense ratio will be the expense ratio for the funds' Institutional classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM CHINA FUND
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.80%        3.36%        3.36%        3.36%        3.36%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.20%        4.89%        6.61%        8.36%       10.14%
End of Year Balance           $10,320.00   $10,489.25   $10,661.27   $10,836.12   $11,013.83
Estimated Annual Expenses     $   182.88   $   349.60   $   355.33   $   361.16   $   367.08
--------------------------------------------------------------------------------------------

AIM CHINA FUND
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            3.36%        3.36%        3.36%        3.36%        3.36%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        11.94%       13.78%       15.65%       17.54%       19.47%
End of Year Balance           $11,194.46   $11,378.04   $11,564.64   $11,754.30   $11,947.08
Estimated Annual Expenses     $   373.10   $   379.22   $   385.44   $   391.76   $   398.18
--------------------------------------------------------------------------------------------

AIM ENHANCED SHORT
BOND FUND
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.60%        1.44%        1.44%        1.44%        1.44%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.40%        8.12%       11.97%       15.95%       20.08%
End of Year Balance           $10,440.00   $10,811.66   $11,196.56   $11,595.16   $12,007.94
Estimated Annual Expenses     $    61.32   $   153.01   $   158.46   $   164.10   $   169.94
--------------------------------------------------------------------------------------------

AIM ENHANCED SHORT
BOND FUND
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.44%        1.44%        1.44%        1.44%        1.44%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.35%       28.78%       33.37%       38.11%       43.03%
End of Year Balance           $12,435.43   $12,878.13   $13,336.59   $13,811.37   $14,303.06
Estimated Annual Expenses     $   175.99   $   182.26   $   188.75   $   195.47   $   202.42
--------------------------------------------------------------------------------------------

AIM INTERNATIONAL BOND FUND
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.85%        2.41%        2.41%        2.41%        2.41%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.15%        6.85%        9.61%       12.45%       15.37%
End of Year Balance           $10,415.00   $10,684.75   $10,961.48   $11,245.39   $11,536.64
Estimated Annual Expenses     $    86.76   $   254.25   $   260.84   $   267.59   $   274.52
--------------------------------------------------------------------------------------------

AIM INTERNATIONAL BOND FUND
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.41%        2.41%        2.41%        2.41%        2.41%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.35%       21.42%       24.56%       27.79%       31.10%
End of Year Balance           $11,835.44   $12,141.98   $12,456.46   $12,779.08   $13,110.06
Estimated Annual Expenses     $   281.63   $   288.93   $   296.41   $   304.09   $   311.96
--------------------------------------------------------------------------------------------

AIM JAPAN FUND
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.45%        2.76%        2.76%        2.76%        2.76%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.55%        5.87%        8.24%       10.67%       13.14%
End of Year Balance           $10,355.00   $10,586.95   $10,824.10   $11,066.56   $11,314.45
Estimated Annual Expenses     $   147.57   $   289.00   $   295.47   $   302.09   $   308.86
--------------------------------------------------------------------------------------------

AIM JAPAN FUND
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.76%        2.76%        2.76%        2.76%        2.76%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        15.68%       18.27%       20.92%       23.63%       26.40%
End of Year Balance           $11,567.89   $11,827.02   $12,091.94   $12,362.80   $12,639.73
Estimated Annual Expenses     $   315.78   $   322.85   $   330.08   $   337.48   $   345.03
--------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


CHINA

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau). Under normal market conditions, the fund does not expect to invest more than 25% of its total assets in debt securities. The fund considers various factors when determining whether a company has substantial exposure to China, including whether (1) it is organized under the laws of China; (2) it has a principal office in China; (3) it derives 50% or more of its total revenues from business in China; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in China.

    In complying with the fund's 80% investment requirement, the fund's investments may include investments in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include swaps, put options, call options, futures contracts, options on future contracts, forward currency contracts and equity-linked derivates, including participation notes. The fund may also utilize other strategies such as reverse repurchase agreements. Synthetic and derivative instruments and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.

    A significant amount of the fund's total assets may be invested in securities listed on one of the two stock exchanges in the People's Republic of China (the Shanghai and Shenzhen Stock Exchanges) and/or securities listed on the Hong Kong Stock Exchange. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares, ownership of which is restricted to Chinese investors and foreign investors who have obtained a Qualified Foreign Institutional Investor (QFII) quota, and B shares, which may be owned by both Chinese and foreign investors. H shares, which are listed on the Hong Kong Exchange, have no ownership restrictions. The fund may also invest in securities of Chinese companies that are listed on stock exchanges in countries other than China, including the United States.


    The fund expects that, at least initially, its direct investments in securities listed on the Shanghai and Shenzhen stock exchanges will be through B shares. However, the fund may obtain exposure to the A share market in China by investing in participation notes issued by banks and broker-dealers that are designed to replicate the performance of A shares of Chinese companies. The fund may not invest more than 10% of its net assets in A shares and participation notes designed to replicate the performance of A shares.


    In selecting securities to buy and sell, the fund's portfolio managers will apply an actively managed bottom-up fundamental analysis and top-down multi-factor analysis that blends both growth at a reasonable price and value-oriented disciplines. In the security selection process, the portfolio managers will consider four main factors, including valuation, management/franchise value determination (including management and ownership, earnings quality, balance sheet quality and product quality), earnings growth, and liquidity. The portfolio managers will consider whether to sell a particular security when the stock trades significantly above its estimated fair value, when there is a permanent, fundamental deterioration in business prospects or when they identify more attractive opportunities elsewhere.


    The fund may invest up to 100% of its total assets in foreign securities. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    For cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

ENHANCED SHORT BOND

The fund's investment objective is to provide total return. The fund seeks to meet its objective by exceeding the total return of the three-month U.S. Dollar LIBOR. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of domestic and foreign government and corporate debt securities. In complying with this 80% investment requirement, the fund may invest in structured securitized debt securities, such as asset-backed securities and both residential and commercial mortgage-backed securities, and the fund's investments may include investments in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include swaps, including interest rate, currency, total return and credit default swaps, put options, call options, futures contracts, options on future contracts, and forward currency contracts. The fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Synthetic and derivative instruments and dollar rolls and reverse repurchase agreements may have the effect of leveraging the fund's portfolio. The fund may also invest in currencies.

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------


    Debt securities may include domestic and foreign sovereign, corporate or agency securities of varying maturities. At least 65% of the fund's net assets will consist of domestic investment grade securities. The fund may invest up to 35% of its net assets in foreign securities.

    The fund seeks to outperform the three-month U.S. Dollar LIBOR by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The fund seeks to outperform its benchmark, the three-month U.S. Dollar LIBOR, through an analysis of a variety of alpha sources (specific factors affecting the return on investments relative to the benchmark), including, among others, high yield and emerging market risk, country risk, and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings, and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change.

    Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be one-quarter of a year, but the fund's exposure to changes in U.S. interest rates may differ from the fund's benchmark by up to one year. The fund will generally maintain a weighted average effective maturity of less than three years. Effective duration is a measure, as estimated by the fund's portfolio managers, of the fund's price sensitivity to changes in interest rates. Weighted average effective maturity is a measure, as estimated by the fund's portfolio managers, of the length of time the average security in the fund will mature or be redeemed by the issuer.

    The fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities. A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody's Investors Service, Inc., BBB- by Standard & Poor's or BBB- by Fitch, or the fund's portfolio managers believe it to be of comparable credit quality.

    For cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

INTERNATIONAL BOND

The fund's investment objective is to provide total return. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged). These debt securities may include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments. The fund considers a company to be foreign based on its domicile, or in certain cases such as where the security is guaranteed by the parent or issued by a special purpose entity, its parent's domicile.

    In complying with the fund's 80% investment requirement, the fund's investments may include investments in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include swaps, put options, call options, futures contracts, options on future contracts and forward currency contracts. The fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Synthetic and derivative instruments and dollar rolls and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.

    The fund will use the Lehman Brothers Global Aggregate ex US Index (unhedged) as a guide in structuring and selecting its investments, but will seek to outperform such Index by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The fund seeks to outperform its benchmark, the Lehman Brothers Global Aggregate ex US Index (unhedged), through an analysis of a variety of alpha sources (specific factors affecting the return on investments in excess of the benchmark), including, among others, high yield and emerging market risk, country risk and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers may adjust the split between sovereign, agency and corporate bonds in the fund depending on their assessment of overall market conditions. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change.

    Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/- 2 years of that of the Lehman Brothers Global Aggregate ex US Index (unhedged). Effective duration is a measure, as estimated by the fund's portfolio managers, of the fund's price sensitivity to changes in interest rates.

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------


    The fund may invest a significant amount of its total assets in foreign securities. The fund will normally invest in companies located in at least three countries other the United States. The fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities. A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody's Investors Service, Inc., BBB- by Standard & Poor's or BBB- by Fitch, or the fund's portfolio managers believe it to be of comparable credit quality.

    For cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

JAPAN

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of Japanese issuers. The fund anticipates that most of its assets will be invested in securities traded on a stock exchange, or in an over-the-counter market, in Japan.


    In selecting securities to buy and sell, the fund's portfolio managers will apply an actively managed bottom-up approach that blends both growth and value-oriented disciplines. The portfolio managers seek to identify securities through a highly structured investment process and a proprietary security valuation model. In constructing the portfolio, the portfolio managers will consider business fundamentals including earnings momentum, business stability, balance sheet, management strategy, competitiveness, and returns by industry/sector. The portfolio managers focus on securities that they believe have a catalyst to restore growth and/or will keep growing with attractive value. The portfolio managers will consider whether to sell a particular security when its business fundamentals materially change or when they identify more attractive opportunities elsewhere.



    The fund may invest up to 100% of its total assets in foreign securities. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    For cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

RISKS


CHINA

The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


- Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


- Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. These factors may affect the value of securities issued by foreign companies located in developing countries more than those in the countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


- Geographic Concentration Risk--Political and economic conditions and changes in regulatory, tax, or economic policy in China could significantly affect the market in that country and in surrounding or related countries.


- Unique Economic and Political Risks of Investing in China--China remains a totalitarian country with the continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further the government could at any time alter or discontinue economic reforms. Military conflicts, either internal or with other countries, are also a risk. In addition, inflation, currency fluctuations and fluctuations in inflation and interest rates

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------

 have had, and may continue to have, negative effects on the economy and securities markets of China. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries.


- Risks of Purchasing A Shares of Chinese Companies--Substantial liquidity risks exist in the A share market. A shares and/or participation notes designed to replicate the performance of such A shares may be illiquid and therefore subject to the fund's limitation on investing in illiquid securities. In addition, A shares are subject to regulations regarding minimum and maximum investment quotas and repatriation restrictions for both principal invested and profits earned.


- Interest Rate and Credit Risk--The values of debt securities and the income generated by debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its securities and may decrease their value. Interest rate increases may cause the price of a debt security to decrease, and the longer a debt security's duration, the more sensitive it is to this risk. Falling interest rates may also prompt some issuers to refinance existing debt, causing your investment in the fund to lose value.


- Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.


- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio.

- Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. Participation notes are also subject to counterparty risk with respect to the bank or broker-dealer that issues them.


- Leveraging Risk--The fund may engage in transactions, including the use of synthetic instruments and derivatives that may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of securities held by the fund.


- Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- Limited Market Risk--Certain securities issued by companies in China may be less liquid and harder to sell as well as more volatile than many U.S. securities. This means that the fund may be unable to sell foreign securities at favorable prices at certain times. As stated above, this may be particularly true with respect to A shares issued by Chinese companies.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


- Initial Public Offerings Risk--The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. These can be no assurance that the fund will have favorable IPO investment opportunities.


ENHANCED SHORT BOND
The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Interest Rate and Credit Risk--The fund invests primarily in debt securities such as notes and bonds. The values of debt securities and the income generated by debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its securities and may decrease their value. Interest rate increases may cause the price of a debt security to decrease, and the longer a debt security's duration, the more sensitive it is to this risk. Falling interest rates may also prompt some issuers to refinance existing debt, causing your investment in the fund to lose value.

- Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, relatively low market liquidity,

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------

 decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. These factors may affect the value of securities issued by foreign companies located in developing countries more than those in the countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

- High Yield Bond Risk--Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they may be subordinated to other creditor's claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

- Mortgage- and Asset-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio.

- Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


- Leveraging Risk--The fund may engage in transactions, including the use of synthetic instruments and derivatives, that may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


- Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

INTERNATIONAL BOND
The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Interest Rate and Credit Risk--The fund invests primarily in debt securities such as notes and bonds. The values of debt securities and the income generated by debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its securities and may decrease their value. Interest rate increases may cause the price of a debt security to decrease, and the longer a debt security's duration, the more sensitive it is to this risk. Falling interest rates may also prompt some issuers to refinance existing debt, causing your investment in the fund to lose value.

- Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. These factors may affect the value of securities issued by foreign companies located in developing countries more than those in the countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar,

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------

 causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

- High Yield Bond Risk--Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they may be subordinated to other creditor's claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

- Mortgage- and Asset-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio.

- Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


- Leveraging Risk--The fund may engage in transactions, including the use of synthetic instruments and derivatives, that may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


- Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

JAPAN

The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


- Equity Securities Risk -- The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


- Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.


- Geographic Concentration Risk--Political and economic conditions and changes in regulatory, tax, or economic policy in Japan could significantly affect the market in that country and in surrounding or related countries.



- Unique Economic and Political Risks of Investing in Japan--International trade and government tax and fiscal policy may have negative effects on the Japanese economy. The Japanese economy currently is driven mainly by domestic demand and there can be no guarantee that such domestic demand may not weaken. In addition, Japan's economy may be moderately dependent on global economies including the economies of Asian countries, some of which are developing countries.



- Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.


- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


- Initial Public Offerings Risk -- The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. These can be no assurance that the fund will have favorable IPO investment opportunities.

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.aiminvestments.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------



A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.aiminvestments.com.

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            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR(S)


A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and manages the investment operations of each fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Hong Kong Limited (the subadvisor or INVESCO Hong Kong for China), an affiliate of the advisor, is located at 32nd Floor, Three Pacific Place, 1 Queen Road East, Hong Kong. INVESCO Institutional (N.A.), Inc. (the subadvisor or INVESCO Institutional for Enhanced Short Bond), an affiliate of the advisor, is located at The Aegon Center, 400 West Market Street, Suite 3300, Louisville, Kentucky 40202. INVESCO Asset Management Limited (the subadvisor or INVESCO Limited for International Bond), an affiliate of the advisor, is located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. INVESCO Asset Management (Japan) Limited (the subadvisor or INVESCO Japan for Japan), an affiliate of the advisor, is located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chrome, Minato-ku, Tokyo 105-6025, Japan. The subadvisors are responsible for each fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to each fund.



    The advisor has acted as an investment advisor since its organization in 1976. The subadvisor for each of China, Enhanced Bond, International Bond and Japan has acted as an investment advisor since 1990, 1979, 1985 and 1987, respectively. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor is to receive a fee from each fund calculated at the annual rate of 0.935% of the first $250 million, 0.91% of the next $250 million, 0.885% of the next $500 million, 0.86% of the next $1.5 billion, 0.835% of the next $2.5 billion, 0.81% of the next $2.5 billion, 0.785% of the next $2.5 billion, and 0.76% of amount over $10 billion of average daily net assets for China and Japan, respectively.

    The advisor is to receive a fee from International Bond calculated at the annual rate of 0.65% of the first $250 million, 0.59% of the next $250 million, 0.565% of the next $500 million, 0.54% of the next $1.5 billion, 0.515% of the next $2.5 billion, 0.49% of the next $5 billion, and 0.465% of amount over $10 billion of average daily net assets.

    The advisor is to receive a fee from Enhanced Short Bond calculated at the annual rate of 0.45% of the first $1 billion, 0.425% of the next $4 billion, and 0.40% of amount over $5 billion of average daily net assets.

PORTFOLIO MANAGER(S)

The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

CHINA


- James Cheng, Portfolio Manager, who has been responsible for the fund since inception and has been associated with INVESCO Hong Kong and/or its affiliates since 2004. From 1996 to 2004, he was an Investment Director with Asia Strategic Investment Management.



- Samantha Ho, Portfolio Manager, who has been responsible for the fund since inception and has been associated with INVESCO Hong Kong and/or its affiliates since 2004. From 2000 to 2004, she was a Portfolio Manager at Manulife Asset Management (HK) Ltd.


ENHANCED SHORT BOND


Investment decisions for the fund are made by investment management teams at INVESCO Worldwide Fixed Income.



- Stephen M. Johnson, Portfolio Manager, and Chief Investment Officer, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with INVESCO Institutional and/or its affiliates since 1991.

            --------------------------------------------------------

            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------


- Kenneth R. Bowling, Portfolio Manager and Director of U.S. Fixed Income, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with INVESCO Institutional and/or affiliates since 1993.



- James F. Guenther, Portfolio Manager and Director of Global Credit Research, of INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with INVESCO Institutional and/or its affiliates since 1992.



- J. Richard Robben, Senior Portfolio Manager, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with INVESCO Institutional and/or its affiliates since 1996.


INTERNATIONAL BOND


Investment decisions for the fund are made by investment management teams at INVESCO Worldwide Fixed Income.



- Mark Dowding, Portfolio Manager and Director of U.K. and Global Fixed Income, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with INVESCO Limited and/or its affiliates since 2000.



- Lindsay A. Missen, Portfolio Manager, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with INVESCO Limited and/or its affiliates since 1994.



- Simon P. Chennell, Portfolio Manager, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with INVESCO Limited and/or its affiliates since 1997.



- Russel Matthews, Portfolio Manager, INVESCO Worldwide Fixed Income, who has been responsible for the fund since inception and has been associated with INVESCO Limited and/or its affiliates since 2000.


JAPAN


- Kiyohide Nagata, Senior Portfolio Manager and head of Japan Large Cap Equity Team, who has been responsible for the fund since inception and has been associated with INVESCO Japan and/or its affiliates since 2003. From 2000 to 2003, he was Senior Fund Manager at Prudential Investment Management Japan.



- Yasuhiro Shimbayashi, Senior Portfolio Manager, who has been responsible for the fund since inception and has been associated with INVESCO Japan and/or its affiliates since 2004. From 2000 to 2004, he was Chief Fund Manager for Japanese Equity Fund in UFJ Asset Management.



- Tomomitsu Yanaba, Portfolio Manager, who has been responsible for the fund since inception and has been associated with INVESCO Japan and/or its affiliates since 2004. He most recently served as head of electronics sector analysts, Industrial Research Department in UFJ Bank. From 2001 to 2003, he worked as sector analyst, Equity Portfolio Management Department in UFJ Partners Asset Management. From 2000 to 2001, he worked as Fund Manager at Quantitative Investment Group.



- Tomoyuki Shioya, Portfolio Manager, who has been responsible for the fund since inception and has been associated with INVESCO Japan and/or its affiliates since 2005. He most recently served as Fund Manager/Analyst at Open Source Advisors K.K. Prior to Open Source Advisors K.K., he served as an Analyst at Oakasan Securities Ltd.


ALL FUNDS

More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in each fund, a description of their compensation structure, and information regarding other accounts they manage.

            --------------------------------------------------------

            CHINA - ENHANCED SHORT BOND - INTERNATIONAL BOND - JAPAN

            --------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

China and Japan expect that their distributions, if any, will consist of both capital gains and ordinary income. Enhanced Short Bond and International Bond expect that their distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

China and Japan generally declare and pay dividends, if any, annually. Enhanced Short Bond and International Bond generally declare dividends daily and pay dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the "Code") (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.

    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about the Institutional Classes of all funds, which are offered to certain eligible institutional investors. Consult the fund's Statement of Additional Information for the Institutional Class for details.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER ACCOUNT

The minimum investments for Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor         Contact your financial advisor.               Same
                                    The financial advisor should mail your
                                    completed account application to the
                                    transfer agent,
                                    AIM Investment Services, Inc.,
                                    P.O. Box 0843,
                                    Houston, TX 77210-0843.
                                    The financial advisor should call the
                                    transfer agent at (800) 659-1005 to
                                    receive a reference number.
                                    Then, use the following wire instructions:

                                    Beneficiary Bank
                                    ABA/Routing #: 021000021
                                    Beneficiary Account Number: 00100366732
                                    Beneficiary Account Name: AIM Investment
                                    Services, Inc.
                                    RFB: Fund Name, Reference #
                                    OBI: Your Name, Account #

By Telephone                        Open your account as described above.         Call the transfer agent at (800) 659-1005
                                                                                  and wire payment for your purchase order
                                                                                  in accordance with the wire instructions
                                                                                  noted above.
----------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

A I M Distributors, Inc. (ADI) or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments

INSTCL--03/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

from their own resources and from ADI's retention of underwriting concessions. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    AIM Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds

                                                                   INSTCL--03/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

 as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates may grant a hardship exception and accept exchanges in excess of these guidelines on a case-by-case basis, if they believe that granting such exceptions would not injure other shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".
INSTCL--03/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

REDEEMING SHARES

REDEMPTION FEE
You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM High Yield Fund
AIM China Fund                AIM International Allocation Fund
AIM Developing Markets Fund   AIM International Bond Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM Japan Fund
Fund                          AIM S&P 500 Index Fund
AIM Global Equity Fund        AIM Trimark Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Value Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

                                                                   INSTCL--03/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor            Contact your financial advisor.

                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at that day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND
Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

INSTCL--03/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------


    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each day the NYSE is open for business, prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under
                                                                   INSTCL--03/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

INSTCL--03/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). When issued, annual and semiannual reports to shareholders will contain additional information about the fund's investments. Each fund's annual report will discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Each fund also will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about the funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 659-1005

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You can also review and obtain copies of each fund's SAI, financial reports, each fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM China Fund
   AIM Enhanced Short Bond Fund
   AIM International Bond Fund
   AIM Japan Fund

   SEC 1940 Act file number: 811-05426

----------------------------------------

AIMinvestments.com     ALF-PRO-2
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM INVESTMENT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. WHEN ISSUED, PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS WILL BE INCORPORATED BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 31, 2006, RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES, AS APPLICABLE, OF THE FOLLOWING
PROSPECTUSES:

            FUND                                                       DATED
            ----                                                       -----
       AIM CHINA FUND                                             MARCH 31, 2006
AIM ENHANCED SHORT BOND FUND                                      MARCH 31, 2006
 AIM INTERNATIONAL BOND FUND                                      MARCH 31, 2006
       AIM JAPAN FUND                                             MARCH 31, 2006

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 31, 2006, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUSES:

            FUND                                                       DATED
            ----                                                       -----
       AIM CHINA FUND                                             MARCH 31, 2006
AIM ENHANCED SHORT BOND FUND                                      MARCH 31, 2006
 AIM INTERNATIONAL BOND FUND                                      MARCH 31, 2006
       AIM JAPAN FUND                                             MARCH 31, 2006

                              AIM INVESTMENT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST .....................................      1
   Fund History .........................................................      1
   Shares of Beneficial Interest ........................................      1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS ................      3
   Classification .......................................................      3
   Investment Strategies and Risks ......................................      3
      Equity Investments ................................................      4
      Foreign Investments ...............................................      5
      Debt Investments ..................................................      6
      Other Investments .................................................     13
      Investment Techniques .............................................     14
      Derivatives .......................................................     20
      Additional Securities or Investment Techniques ....................     27
   Fund Policies ........................................................     27
   Portfolio Turnover ...................................................     30
   Policies and Procedures for Disclosure of Fund Holdings ..............     30
MANAGEMENT OF THE TRUST .................................................     33
   Board of Trustees ....................................................     33
   Management Information ...............................................     33
      Trustee Ownership of Fund Shares ..................................     36
      Approval of Investment Advisory Agreement .........................     36
      Approval of Sub-Advisory Agreement ................................     45
   Compensation .........................................................     50
      Retirement Plan For Trustees ......................................     51
      Deferred Compensation Agreements ..................................     51
      Purchase of Class A Shares of the Funds at Net Asset Value ........     51
   Codes of Ethics ......................................................     52
   Proxy Voting Policies ................................................     52
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     52
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     52
   Investment Advisor ...................................................     52
      Investment Sub-Advisor ............................................     55
      Portfolio Managers ................................................     55
      Securities Lending Arrangements ...................................     55
   Service Agreements ...................................................     56
   Other Service Providers ..............................................     56
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     57
   Brokerage Transactions ...............................................     57
   Commissions ..........................................................     58
   Broker Selection .....................................................     58
   Allocation of Portfolio Transactions .................................     61
   Allocation of Initial Public Offering ("IPO") Transactions ...........     61

PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     62
   Transactions through Financial Intermediaries ........................     62
   Purchase and Redemption of Shares ....................................     62
   Institutional Class Shares ...........................................     81
   Offering Price .......................................................     82
   Redemptions In Kind ..................................................     84
   Backup Withholding ...................................................     84
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ................................     85
   Dividends and Distributions ..........................................     85
   Tax Matters ..........................................................     85
DISTRIBUTION OF SECURITIES ..............................................     93
   Distribution Plans ...................................................     93
   Distributor ..........................................................     96
CALCULATION OF PERFORMANCE DATA .........................................     97
FINANCIAL STATEMENTS ....................................................    104
PENDING LITIGATION ......................................................    104

APPENDICES:
RATINGS OF DEBT SECURITIES ..............................................    A-1
PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING
   BASIS ................................................................    B-1
TRUSTEES AND OFFICERS ...................................................    C-1
TRUSTEE COMPENSATION TABLE ..............................................    D-1
PROXY POLICIES AND PROCEDURES ...........................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................    F-1
PORTFOLIO MANAGERS ......................................................    G-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS ...    H-1
PENDING LITIGATION ......................................................    I-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Investment Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM China Fund, AIM Developing Markets Fund, AIM Enhanced Short Bond Fund, AIM Global Health Care Fund, AIM International Bond Fund, AIM Japan Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund (each a "fund" and collectively, the "funds"). This Statement of Additional Information relates solely to AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


     The Trust was originally organized on October 29, 1987 as a Maryland corporation. The Trust reorganized as a Delaware business trust on May 7, 1998. Each of AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund commenced operations as a series of the Trust.


SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board.

     Each fund offers the following separate classes of shares:

                                                                       INSTITUTIONAL   INVESTOR
FUND                           CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
----                           -------   -------   -------   -------   -------------   --------
AIM China Fund                    X         X         X                      X
AIM Enhanced Short Bond Fund      X                   X         X            X
AIM International Bond Fund       X         X         X                      X

                                                                       INSTITUTIONAL   INVESTOR
FUND                           CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
----                           -------   -------   -------   -------   -------------   --------
AIM Japan Fund                    X         X         X                      X


     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Institutional Class shares, as applicable, of the Funds. The Institutional Class shares of the Funds are intended for use by certain eligible institutional investors, including the following:


     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement; and

     -    proprietary asset allocation funds.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

     Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' Trust Agreement requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.


     Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive, subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in an action by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that AIM may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

     Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. In addition to those described below, AIM may invest in other types of securities and may use other investment techniques in managing the Funds, subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

     The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Equity Investments

     AIM China Fund and AIM Japan Fund may invest in all of the following types of equity investments. AIM Enhanced Short Bond Fund also may invest in preferred stock.

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

     The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments - Junk Bonds" below.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

     FOREIGN SECURITIES. Each Fund may invest a significant amount of its total assets in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. Each of AIM Enhanced Short Bond Fund and AIM International Bond Fund may invest up to 25% of its total assets in securities of companies located in developing countries. AIM China Fund may invest a significant amount of its total assets in securities of companies located in China, a developing country. Developing countries are those countries that are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Each Fund other than AIM Japan Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

     FOREIGN EXCHANGE TRANSACTIONS. Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts.

     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments


     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM Enhanced Short Bond Fund and AIM International Bond Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Enhanced Short Bond Fund and AIM International Bond Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.

     FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     MUNICIPAL SECURITIES. AIM Enhanced Short Bond Fund may invest in "Municipal Securities," which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

     Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters."

     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by the Fund will vary from time to time.

     Municipal Securities also include the following securities:

     - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long term debt obligations or bonds.

     - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

     - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

     - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

     The Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

     Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

     Because the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

     The Fund may invest in securities which are insured by financial insurance companies. Because a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

     Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

     There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by the Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

     SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. AIM

Enhanced Short Bond Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Funds may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates that are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.


     All synthetic municipal instruments must meet the minimum quality standards for the Funds' investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Funds, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Funds on certain synthetic municipal instruments would be deemed to be taxable. The Funds rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

     BANK INSTRUMENTS. AIM Enhanced Short Bond Fund and AIM International Bond Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     COMMERCIAL INSTRUMENTS. AIM Enhanced Short Bond Fund and AIM International Bond Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, whether denominated in U.S. dollars or foreign currencies. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Funds. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds' percentage limitation for investments in illiquid securities.

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.


     Descriptions of debt securities ratings are found in Appendix A.

     JUNK BONDS. Each Fund other than AIM Japan Fund may invest in junk bonds. Each Fund may invest up to 25% of its total assets in junk bonds, including junk bonds of companies located in developing countries. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

     Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

     The Funds may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

     LIQUID ASSETS. For cash management purposes, each Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with its investment objective and policies, AIM China Fund may invest up to 20% of its total assets in equity and/or debt securities issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as areas of China (including Hong Kong and Macau), or both.

     To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. The Funds are prohibited under the 1940 Act from purchasing shares of other investment companies that have AIM as an investment advisor (the "AIM Funds"), absent an exemptive order from the SEC. The Funds have obtained such an exemptive order allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

     For each Fund, the following restrictions apply to investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to the Funds' investments in Affiliated Money Market Funds, although such investments are subject to the 25% restriction discussed above.

     With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     DEFAULTED SECURITIES. Each Fund other than AIM Japan Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by a Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

     VARIABLE OR FLOATING RATE INSTRUMENTS. AIM Enhanced Short Bond Fund and AIM International Bond Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

     INDEXED SECURITIES. Each Fund other than AIM Japan Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. Each Fund other than AIM Japan Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, a Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. Each Fund other than AIM Japan Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Each Fund other than AIM Japan Fund may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. Each Fund other than AIM Japan Fund may engage in short sales. AIM China Fund will not engage in short sales of A shares of Chinese companies unless and until such short sales are permitted by Chinese regulations. A Fund will only make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short against the box, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets.

     A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered.

     Short sales against the box may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers though which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. There is no assurance that a Fund will be able to enter into such arrangements.

     Short sales against the box may be subject to special tax treatment as "constructive sales" and require a Fund to recognize any taxable gain unless an exception to the constructive sale rule applies. See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     SWAP AGREEMENTS. Each Fund other than AIM Japan Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swaps are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. A Fund's obligation or rights will be the net amount owed to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

     CREDIT DEFAULT SWAPS. AIM Enhanced Short Bond Fund and AIM International Bond Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. A Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, a Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.


     CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. A Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.


     As a buyer of a CDS, a Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

     As a seller of CDS, a Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.

     Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

     Credit Derivatives may create covered or uncovered exposure to the Funds. The Funds generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying a Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

     CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. A Fund's obligation or rights will be the net amount owed to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the CDS is entered into.

     CDS Options. A Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


     BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. Each Fund other than AIM Japan Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. Each Fund other than AIM Japan Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale by a Fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, a Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

     Reverse repurchase agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

     DOLLAR ROLLS. AIM Enhanced Short Bond Fund and AIM International Bond Fund may engage in dollar rolls. A dollar roll involves the sale by a Fund of a mortgage-backed security to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. A Fund is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. A Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk.

     Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

     Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Each Fund other than AIM Japan Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. Each Fund other than AIM Japan Fund may invest in the securities of unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

     As set forth below, the Funds may invest in some or all of the following:
(i) forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments; (ii) equity-linked derivative products designed to replicate the composition and performance of particular indices; and (iii) fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     EQUITY-LINKED DERIVATIVES. AIM China Fund may invest in Equity-Linked Derivatives. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the performance of a particular stock or basket of stocks or the composition and performance of a particular index. Equity-Linked Derivatives may be exchange traded or traded over-the-counter. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent stock, basket of stocks or index, as applicable, due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products that are exchange traded include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), the China 50 ETF and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the pertinent stock or basket of stocks or the types of securities included in the pertinent index, as applicable. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the pertinent stock or basket or stocks or basket of stocks designed to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, the Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

     AIM China Fund may invest in participation notes issued by banks or broker-dealers that are designed to replicate the performance of A shares of Chinese companies. Participation notes are a type of Equity-Linked Derivative which generally are traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying A shares. Participation notes involve transaction costs. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

     BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for the Funds, each Fund other than AIM Japan Fund may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Funds will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.

     PUT AND CALL OPTIONS. Each Fund other than AIM Japan Fund may purchase and sell put and call options. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

     STRADDLES. AIM China Fund may, for hedging purposes, write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     WARRANTS. AIM China Fund may purchase warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase futures contracts and options on futures contracts. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

     Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

     (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

     PRIVATIZATIONS. AIM China Fund may invest in privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intends to invest the Fund's assets in privatizations in appropriate circumstances. The Fund's investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering. In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized.

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations:) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and the sub-advisors must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.


     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.



     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.



     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.



     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.



     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.



     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.



     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:


     (1) AIM China Fund normally invests at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau). For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.


     (2) AIM Enhanced Short Bond Fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign and domestic government and corporate debt securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (3) AIM International Bond Fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged). For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (4) AIM Japan Fund normally invests at least 80% of its assets in securities of Japanese issuers. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.


     PORTFOLIO TURNOVER



     The Funds engage in trading when the Sub-Advisors have concluded that the sale of a security owned by a Fund and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Funds' investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.


     POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     Public release of portfolio holdings. The Funds disclose the following portfolio holdings information on http://www.aiminvestments.com(1):


                                          APPROXIMATE DATE OF WEBSITE      INFORMATION REMAINS POSTED ON
            INFORMATION                             POSTING                           WEBSITE
            -----------                   ---------------------------      -----------------------------
Top ten holdings as of month-end      15 days after month-end              Until replaced with the
                                                                           following month's top ten
                                                                           holdings

Select holdings included in the       29 days after calendar quarter-end   Until replaced with the
Fund's Quarterly Performance Update                                        following quarter's Quarterly
                                                                           Performance Update

Complete portfolio holdings as of     30 days after calendar quarter-end   For one year
calendar quarter-end

Complete portfolio holdings as of     60-70 days after fiscal              For one year
fiscal quarter-end                    quarter-end


     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' Sub-Advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website.

Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.


     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.


     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.


     The members of the Audit Committee are James T. Bunch, Lewis F. Pennock, Raymond Stickel, Jr. (Chair), Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) to the extent required by
Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent registered public accountants; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended October 31, 2005, the Audit Committee held eight meetings.



     The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance

Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and
(xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended October 31, 2005, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Bob R. Baker, and Jack M. Fields (Vice Chair). The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended October 31, 2005, the Governance Committee held eight meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Carl Frischling, Robert H. Graham, Pennock, Soll, Stickel, Mark H. Williamson, Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.


     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar
with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time. During the fiscal year ended October 31, 2005, the Investments Committee held eight meetings.


     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, Williamson and Miss Quigley (Chair). The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisors regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended October 31, 2005, the Valuation Committee held two meetings.



     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett, Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended October 31, 2005, the Special Market Timing Litigation Committee held three meetings.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix C.


Approval of Investment Advisory Agreement



     The Board oversees the management of each Fund and, as required by law, determines whether to approve each Fund's advisory agreement with AIM. Based upon the recommendation of the Investments Committee of the Board at a meeting held on February 1, 2006, the Board, including all of the independent trustees, approved the initial advisory agreement (the "Advisory Agreement") between each Fund and AIM for an initial period ending June 30, 2007.



     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on February 1, 2006 and as part of the Board's ongoing oversight of each Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.



     The discussion below serves as a summary of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of each Fund's Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that each Fund's Advisory Agreement is in the best interests of that Fund and its shareholders and that the compensation to AIM under each Fund's Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.



AIM CHINA FUND



     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.



     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate.



     - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.



     - The performance of the Fund relative to indices. Not applicable because this is a new Fund.



     - Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.



     - Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.



     - Fees relative to those clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.



     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the fact that AIM set the proposed advisory fees for the Fund based upon the median effective management fee rate (comprised of advisory fees plus, in some cases, administrative fees) at various asset levels of competitor mutual funds with investment strategies comparable to those of the Fund. In addition, the Board noted that the proposed advisory fees for the Fund are equal to the uniform fee schedule that applies to other mutual funds advised by AIM with investment strategies comparable to those of the Fund, which uniform fee schedule includes breakpoints and is based on net asset levels. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.



     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.



     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it contains seven breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, because this is a new Fund and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.



     - Investments in affiliates money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.



     - Benefits of soft dollars to AIM/ The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.



     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.



     - Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the current relationship between AIM and the Trust, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates for the Trust, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.



     - Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from approving the Advisory Agreement for the Fund.



AIM ENHANCED SHORT BOND FUND



     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.



     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate.



     - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.



     - The performance of the Fund relative to indices. Not applicable because this is a new Fund.



     - Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.



     - Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.



     - Fees relative to those clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that this rate was higher than the advisory fee rate for one mutual fund advised by the Advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate under the Advisory Agreement was fair and reasonable.



     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the fact that AIM set the proposed advisory fees for the Fund based upon the median effective management fee rate (comprised of advisory fees plus, in some cases, administrative fees) at various asset levels of competitor mutual funds with investment strategies comparable to those of the Fund. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.



     - Expenses limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.



     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it contains two breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, because this is a new Fund and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.



     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.



     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.



     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.



     - Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the current relationship between AIM and the Trust, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates for the Trust, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.



     - Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from approving the Advisory Agreement for the Fund.



AIM INTERNATIONAL BOND FUND



     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.



     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate.



     - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.



     - The performance of the Fund relative to indices. Not applicable because this is a new Fund.



     - Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.



     - Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.



     - Fees relative to those clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.



     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the fact that AIM set the proposed advisory fees for the Fund based upon the median effective management fee rate (comprised of advisory fees plus, in some cases, administrative fees) at various asset levels of competitor mutual funds with investment strategies comparable to those of the Fund. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.



     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.



     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it contains six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, because this is a new Fund and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.



     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.



     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.



     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.



     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.



     - Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the current relationship between AIM and the Trust, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates for the Trust, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services.

          In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.



     - Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from approving the Advisory Agreement for the Fund.



AIM JAPAN FUND



     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.



     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate.



     - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.



     - The performance of the Fund relative to indices. Not applicable because this is a new Fund.



     - Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.



     - Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.



     - Fees relative to those clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.



     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the

          Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the fact that AIM set the proposed advisory fees for the Fund based upon the median effective management fee rate (comprised of advisory fees plus, in some cases, administrative fees) at various asset levels of competitor mutual funds with investment strategies comparable to those of the Fund. In addition, the Board noted that the proposed advisory fees for the Fund are equal to the uniform fee schedule that applies to other mutual funds advised by AIM with investment strategies comparable to those of the Fund, which uniform fee schedule includes breakpoints and is based on net asset levels. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.



     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.



     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it contains seven breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, because this is a new Fund and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.



     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.



     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.



     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.



     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.



     - Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the current relationship between AIM and the Trust, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates for the Trust, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.



     - Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from approving the Advisory Agreement for the Fund.


Approval of Sub-Advisory Agreement


AIM CHINA FUND



     The Board oversees the management of AIM China Fund and, as required by law, determines whether to approve the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board at a meeting held on February 1, 2006, the Board, including all of the independent trustees, approved the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Hong Kong Limited (the "Sub-Advisor") and AIM with respect to the Fund for an initial period ending June 30, 2007.



     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on February 1, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.



     The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

     - The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate.



     - The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate.



     - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund. However, the Board reviewed the performance of other accounts sub-advised by the Sub-Advisor with investment strategies comparable to those of the Fund.



     - The performance of the Fund relative to indices. Not applicable because this is a new Fund.



     - Meetings with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Sub-Advisory Agreement.



     - Overall performance of the Sub-Advisor. Not applicable because this is a new Fund.



     - Advisory fees, expense limitations and fee waivers, and breakpoints and economies of scale. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement. The Board compared effective contractual fee rates at a common asset level and noted that this rate was lower than the all-in advisory fee rates for five affiliated offshore funds for which the Sub-Advisor serves as sub-advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.



     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.



     - The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.



AIM ENHANCED SHORT BOND FUND



     The Board oversees the management of AIM Enhanced Short Bond Fund and, as required by law, determines whether to approve the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board at a meeting held on February 1, 2006, the Board, including all of the independent trustees, approved the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor") and AIM with respect to the Fund for an initial period ending June 30, 2007.



     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on February 1, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.



     The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.



     - The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate.



     - The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate.



     - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.



     - The performance of the Fund relative to indices. Not applicable because this is a new Fund.



     - Meetings with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Sub-Advisory Agreement.



     - Overall performance of the Sub-Advisor. Not applicable because this is a new Fund. However, the Board considered the overall performance of the Sub-Advisor in providing investment advisory services to other mutual funds advised by AIM and concluded that such performance was satisfactory.



     - Advisory fees, expense limitations and fee waivers, and breakpoints and economies of scale. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement. The Board compared effective contractual fee rates at a common asset level and noted that this rate was lower than the median advisory fee rate for eight institutional/separately managed accounts advised by the Sub-Advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.



     - The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.



AIM INTERNATIONAL BOND FUND



     The Board oversees the management of AIM International Bond Fund and, as required by law, determines whether to approve the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board at a meeting held on February 1, 2006, the Board, including all of the independent trustees, approved the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Asset Management Limited (the "Sub-Advisor") and AIM with respect to the Fund for an initial period ending June 30, 2007.



     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on February 1, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.



     The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.



     - The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate.



     - The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate.



     - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.



     - The performance of the Fund relative to indices. Not applicable because this is a new Fund.



     - Meetings with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Sub-Advisory Agreement.



     - Overall performance of the Sub-Advisor. Not applicable because this is a new Fund.

     - Advisory fees, expense limitations and fee waivers, and breakpoints and economies of scale. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement. The Board compared effective contractual fee rates at a common asset level and noted that this rate was higher than the advisory fee rate for one institutional/separately managed account advised by the Sub-Advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.



     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.



     - The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.



AIM JAPAN FUND



     The Board oversees the management of AIM Japan Fund and, as required by law, determines whether to approve the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board at a meeting held on February 1, 2006, the Board, including all of the independent trustees, approved the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Asset Management (Japan) Limited (the "Sub-Advisor") and AIM with respect to the Fund for an initial period ending June 30, 2007.



     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on February 1, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.



     The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.



     - The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate.



     - The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate.

     - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund. However, the Board reviewed the performance of other accounts advised or sub-advised by the Sub-Advisor with investment strategies comparable to those of the Fund.



     - The performance of the Fund relative to indices. Not applicable because this is a new Fund.



     - Meetings with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Sub-Advisory Agreement.



     - Overall performance of the Sub-Advisor. Not applicable because this is a new Fund.



     - Advisory fees, expense limitations and fee waivers, and breakpoints and economies of scale. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement. The Board compared effective contractual fee rates at a common asset level and noted that this rate (i) was lower than the all-in advisory fee rates for four affiliated offshore funds advised by the Sub-Advisor with investment strategies comparable to those of the Fund; (ii) was lower than the sub-advisory fee rates for four affiliated offshore funds for which the Sub-Advisor serves as sub-advisor with investment strategies comparable to those of the Fund; (iii) was lower than the median sub-advisory fee rate for five unaffiliated accounts for which the Sub-Advisor serves as sub-advisor with investment strategies comparable to those of the Fund; and (iv) was lower than the median advisory fee rate for four institutional/separately managed accounts advised by the Sub-Advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.



     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.



     - The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.


COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.


     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payment based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.


Deferred Compensation Agreements


     Messrs. Crockett, Dunn, Fields, Frischling, Sklar (a former trustee) and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited

Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS


     AIM, the Trust, AIM Distributors and INVESCO Asset Management Limited ("INVESCO Limited"), INVESCO Asset Management (Japan) Limited ("INVESCO Japan"), INVESCO Hong Kong Limited ("INVESCO Hong Kong") and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") have adopted Codes of Ethics governing personal trading activities of all employees of AIM and its subsidiaries, and INVESCO Limited, INVESCO Japan, INVESCO Hong Kong and INVESCO Institutional. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds --Registered Trademark--. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds --Registered Trademark--, is permitted under the Codes subject to certain restrictions; however employees are required to pre-clear security transactions with the applicable Compliance Officer or a designee and to report transactions on a regular basis.





PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to each Fund's Sub-Advisor. The Sub-Advisors will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds will vote proxies related to their portfolio securities during the 12 months ended June 30, 2006 will be available at our Web site, http://www.aiminvestments.com. This information will also be available at the SEC Web site, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisors to the Funds are not exclusive and AIM and the Sub-Advisors are free to render investment advisory services to others, including other investment companies.

     AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year:

                                 ANNUAL RATE/NET ASSETS
          FUND NAME              PER ADVISORY AGREEMENT
          ---------              ----------------------
AIM China Fund                 0.935% of first $250M
                               0.91% of next $250M
                               0.885% of next $500M
                               0.86% of next $1.5B
                               0.835% of next $2.5B
                               0.81% of next $2.5B
                               0.785% of next $2.5B
                               0.76% of amount over $10B

AIM Enhanced Short Bond Fund   0.45% of first $1B
                               0.425% of the next $4B
                               0.40% of amount over $5B

                                 ANNUAL RATE/NET ASSETS
          FUND NAME              PER ADVISORY AGREEMENT
          ---------              ----------------------
AIM International Bond Fund    0.65% of first $250M
                               0.59% of next $250M
                               0.565% of next $500M
                               0.54% of next $1.5B
                               0.515% of next $2.5B
                               0.49% of next $5B
                               0.465% of amount over $10B

AIM Japan Fund                 0.935% of first $250M
                               0.91% of next $250M
                               0.885% of next $500M
                               0.86% of next $1.5B
                               0.835% of next $2.5B
                               0.81% of next $2.5B
                               0.785% of next $2.5B
                               0.76% of amount over $10B

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


     AIM has contractually agreed through at least June 30, 2007, to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares to the extent necessary to limit the total operating expenses as follows:



                                 EXPENSE
            FUND               LIMITATION
            ----               ----------
       AIM China Fund
       Class A Shares             2.05%
       Class B Shares             2.80%
       Class C Shares             2.80%
 Institutional Class Shares       1.80%

AIM Enhanced Short Bond Fund
       Class A Shares             0.85%
       Class C Shares             1.60%
       Class R Shares             1.10%
 Institutional Class Shares       0.60%

 AIM International Bond Fund
       Class A Shares             1.10%

       Class B Shares             1.85%
       Class C Shares             1.85%
 Institutional Class Shares       1.40%

       AIM Japan Fund
       Class A Shares             1.70%
       Class B Shares             2.45%
       Class C Shares             2.45%
 Institutional Class Shares       1.45%

Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

Investment Sub-Advisor


     AIM has entered into Sub-Advisory Agreements with INVESCO Hong Kong Limited, INVESCO Institutional (N.A.), Inc., INVESCO Asset Management Limited and INVESCO Asset Management (Japan) Limited (each a "Sub-Advisor and collectively, the "Sub-Advisors") to provide investment sub-advisory services to AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund, respectively.


     Each Sub-Advisor is registered as an investment advisor under the Advisers Act. The Sub-Advisors are responsible for the Funds' day-to-day management including the Funds' investment decisions and the execution of securities transactions with respect to the Funds.

     AIM and the Sub-Advisors are indirect wholly owned subsidiaries of AMVESCAP.


     For the services to be rendered by each Sub-Advisor under each Sub-Advisory Agreement, AIM will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 40% of AIM's compensation in respect of the sub-advised assets per year, for each of AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund.


Portfolio Managers

     Appendix G contains the following information regarding the portfolio managers identified in each Fund's prospectus:

     -    The dollar range of the manager's investments in each Fund.

     -    A description of the manager's compensation structure.

     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee at an annual rate of $21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

     For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee equal to $2.00 per trade executed, to be billed monthly plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust (including a limitation on the amount of any fee payable to an intermediary of 0.10% of the average net assets held in accounts serviced by such intermediary). These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under, "Administrative and Processing Support Payments," below.

     CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JPMorgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


     AUDITORS. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed, PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.


     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisors' procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

     AIM or the Sub-Advisors make decisions to buy and sell securities for the Funds, select broker-dealers (each, a "Broker"), effect the Funds' investment portfolio transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

COMMISSIONS

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


BROKER SELECTION


     AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercised investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital Management, Inc. ("AIM

          Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.


     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also used soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

     AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.


     On occasion, when the Sub-Advisors are purchasing certain thinly-traded securities or shares in an IPO for AIM China Fund and AIM Japan Fund, the situation may arise that a Sub-Advisor is unable to obtain sufficient securities to fill the orders of a Fund or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients.



     INVESCO Institutional allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by INVESCO to be fair and equitable.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan of a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

     Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund, AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS


AIM Advantage Health Sciences Fund
AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Aggressive Growth Fund

AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Mid Cap Growth Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Small Company Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund


                                                                           Dealer
                                        Investor's Sales Charge          Concession
                                    --------------------------------   --------------
                                         As a              As a             As a
                                     Percentage of      Percentage      Percentage of
     Amount of Investment in          the Public        of the Net       the Public
        Single Transaction          Offering Price   Amount Invested   Offering Price
     -----------------------        --------------   ---------------   --------------
             Less than $   25,000        5.50%            5.82%             4.75%
$ 25,000 but less than $   50,000        5.25             5.54              4.50
$ 50,000 but less than $  100,000        4.75             4.99              4.00
$100,000 but less than $  250,000        3.75             3.90              3.00
$250,000 but less than $  500,000        3.00             3.09              2.50
$500,000 but less than $1,000,000        2.00             2.04              1.60

CATEGORY II FUNDS

AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM International Bond Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                    Percentage of   Percentage   Percentage of
                                      the Public    of the Net     the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
             Less than $   50,000       4.75%          4.99%         4.00%
$ 50,000 but less than $  100,000       4.00           4.17          3.25
$100,000 but less than $  250,000       3.75           3.90          3.00
$250,000 but less than $  500,000       2.50           2.56          2.00
$500,000 but less than $1,000,000       2.00           2.04          1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                    Percentage of   Percentage   Percentage of
                                      the Public    of the Net     the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
             Less than $  100,000       1.00%          1.01%         0.75%
$100,000 but less than $  250,000       0.75           0.76          0.50
$250,000 but less than $1,000,000       0.50           0.50          0.40

AIM ENHANCED SHORT BOND FUND AND AIM SHORT TERM BOND FUND

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                    Percentage of   Percentage   Percentage of
                                      the Public    of the Net     the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
             Less than $  100,000       2.50%          2.56%         2.00%
$100,000 but less than $  250,000       2.00           2.04          1.50
$250,000 but less than $  500,000       1.50           1.52          1.25
$500,000 but less than $1,000,000       1.25           1.27          1.00

     As of the close of business on October 30, 2002, Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.


     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund and Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. However, if an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A Shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.

     AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

1% of the first $2 million

plus 0.80% of the next $1 million

plus 0.50% of the next $17 million

plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

     If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A Shares of the Category I or II Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

0.50% of the first $20 million

plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

     With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     -    "Spouse" is the person to whom one is legally married under state law;

     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     -    "Parent" is a person's biological or adoptive mother or father;

     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

     - an Individual (including his or her spouse or domestic partner, and children);

     - a retirement plan established exclusively for the benefit of an Individual, specifically including but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax sheltered 403(b)(7) custodial account; and

     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

     - a retirement plan maintained pursuant to Section 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP, and SIMPLE IRA plans) or 457 of the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI") and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

- Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

- It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

- The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

- Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

- Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

- Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

- If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at any time prior to the completion of the original LOI. This revision will not change the original expiration date.

- The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

- By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

- To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

- If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

- Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health

          Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.

     Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

          The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

          All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds, AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund are subject to an 18-month, 1.00% CDSC.

RIGHTS OF ACCUMULATION

          A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

          If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

          To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

          Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

          If an investor's new purchase of Class A shares of a Category I or II Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

          OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

          PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchaser's responsibility to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

          AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

          Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

          -    AIM Management and its affiliates, or their clients;


          - Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds --Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;


          - Any current or retired officer, director, or employee (and members of their Immediate Family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

          - Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

          -    Purchases through approved fee-based programs;

          - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:


               a.   a plan's assets are at least $1 million;


               b. there are at least 100 employees eligible to participate in the plan;


               c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.





          - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;


          - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of the same Fund;


          - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

          - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

          - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

          - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

          - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

          -    Shareholders of Investor Class shares of an AIM Fund;

          - Qualified Tuition Programs created and maintained in accordance with Section 429 of the Code;


          - Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares.


          -    Insurance company separate accounts;

          - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

               a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;


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

               b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

               c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

          - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

          - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

          In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

          -    the reinvestment of dividends and distributions from a Fund;


          - exchanges of shares of certain Funds, as more fully described in the Prospectus;



          - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIS;



          -    a merger, consolidation or acquisition of assets of a Fund; or



          - the purchase of Class A Shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day.


          PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

          The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. ADI Affiliates makes these payments from its own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

          In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates. A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached hereto as Appendix H. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

          REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, placing AIM Funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

          The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.


          ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems. All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.


          OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events they deem appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

          ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts,

ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.

          In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

          Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

          Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

          AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Class K Shares

          Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assts are redeemed within 12 months from the date of the retirement plan's initial purchase.

Payments with Regard to Class K Shares

          For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchases and Redemption of Class P Shares

          Class P shares of AIM Summit Fund are only sold to members of the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Summit Plans"). The Summit Plans are periodic payment plans, registered as a unit investment trust under the 1940 Act. The terms of offering shares of the AIM Summit Fund and the procedures for requesting redemptions through the Summit Plans are set forth in the Summit Plans respective prospectuses. Shares of AIM Summit Fund are sold to the Summit Plans at net asset value. The Summit Plans are currently closed to new investors.

          The AIM Summit Fund's prospectus for Class P shares provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with the AIM Distributors) to purchase Class P shares of AIM Summit Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of Class P shares of the AIM Summit Fund upon the termination or completion of their periodic payment plans.

          Shareholder inquiries concerning the status of an account in Class P shares of AIM Summit Fund should be directed to AIS by calling (800) 959-4246. For information regarding inquiries concerning accounts in the Summit Plans, see the applicable prospectus.

Purchases of Class R Shares

          Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million

          With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

          Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

          Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

          TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging


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

into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

          EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received in good order prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

          GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

          REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors


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

reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

          SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

          Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

          Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

          A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds, AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, or III Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

          - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund held more than 18 months;

          - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

          - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

          -    Redemptions from private foundations or endowment funds;

          - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

          - Redemptions of shares of Category I, II or III Funds, or AIM Cash Reserve Shares of AIM Money Market Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund shares;

          - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

          - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund shares;

          - Redemptions of Category I or II Funds, AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

          - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund or AIIM Short Term Bond Fund held by an Investor Class shareholder.

          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

          - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

          - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

          - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

          - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

          - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

          - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

          - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and


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

     - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

     CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

     - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly INVESCO International Core Equity Fund and formerly INVESCO International Blue Chip Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

     - Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

     -    Investment account(s) of AIM and its affiliates.

     CDSCs will not apply to the following redemptions of Class C shares:

     - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

     - Redemptions of Class C shares of a Fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund; and

     - Redemptions of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES AND FORMER CLASS K SHAREHOLDERS THAT ACQUIRED CLASS A SHARES.


     CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.

     CDSCs will not apply to the following redemptions of Class R shares:

     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

     AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent or its designee.

     TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record, and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.


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

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary Public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that he maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

INSTITUTIONAL CLASS SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O.


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Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

     A financial intermediary may submit a written request to AIS for correction of transactions involving a Fund's shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse a Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Funds, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

     AIS may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


     For example, at the close of business on October 31, 2005, AIM Global Health Care Fund - Class A shares had a net asset value per share of $29.77. The offering price, assuming an initial sales charge of 5.50%, therefore was $31.50.


     Institutional Class shares of the Funds are offered at net asset value.

Calculation of Net Asset Value

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for


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shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined


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

only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

     Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup


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withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


     It is the present policy of each Fund (except AIM Enhanced Short Bond Fund and AIM International Bond Fund) to declare and pay annually net investment income dividends and capital gain distributions. AM Enhanced Short Bond Fund and AIM International Bond Fund generally declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


     For AIM Enhanced Short Term Bond Fund and AIM International Bond Fund, when purchase orders are received prior to noon EST, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund).


     Dividends on Class B, Class C and Class R shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.


TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.


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     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and


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

short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).


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

     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

     The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.


     SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of certain types of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements.


     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98%


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

of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.


     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.


     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.



     Dividends paid by a Fund will not be eligible for the dividends received deduction when received by a corporation that has not held its shares of the Fund for at least 46 days during the 91-day period beginning 45 days before the date on which the shares become ex-dividend and will not be treated as qualified dividend income when received by an individual or other noncorporate shareholder who has not held its shares of the Fund for at least 61 days during the 121-day period beginning 60 days before the date on which the shares become ex-dividend.


     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

     Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding."

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

     As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.


     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     For this purpose, effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, the portion (if any) of a capital gain dividend or short-term capital gain dividend received by a foreign shareholder that is attributable to gain from the sale or exchange of a "U.S. real property interest" will be treated as gain directly recognized by the foreign shareholder from the sale or exchange of a "U.S. real property interest," with the consequence that such portion will be treated as income effectively connected with a U.S. trade or business and will be subject to income tax at a rate of 35%. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return. A "U.S. real property interest" is, generally, (i) an interest in real property located in the United States or the Virgin Islands or (ii) an interest in a domestic corporation unless the taxpayer establishes that during the five years ending on the date of disposition (the "testing period") the fair market value of the corporation's real property interests is less than 50% of the sum of the value of its real property interest plus other assets held for use in a trade or business. However, an interest that the Funds hold in another regulated investment company (or in a REIT) in which foreign persons have, at all times during the testing period, held less than 50% in value of its stock will not be treated as a "U.S. real property interest."


     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the foreign tax election (as defined below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on March 30, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and Class R shares, if applicable, (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                           CLASS A   CLASS B   CLASS C   CLASS R
----                           -------   -------   -------   -------
AIM China Fund                  0.25%     1.00%     1.00%      N/A
AIM Enhanced Short Bond Fund    0.25       N/A      1.00      0.50%
AIM International Bond Fund     0.25      1.00      1.00       N/A
AIM Japan Fund                  0.25      1.00      1.00       N/A

     All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans AIM Distributors will retain the full amount of the fee.

     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.


     AIM Distributors has contractually agreed through June 30, 2007, to waive 0.50% of average net assets of AIM Enhanced Short Bond Fund's Class C shares Rule 12b-1 distribution plan payments. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.


     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C and Class R shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

     Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.


     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for AIM Enhanced Short Bond Fund) at the time of such sales. Payments with respect to Class C shares (except for AIM Enhanced Short Bond Fund) will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares (except for AIM Enhanced Short Bond Fund) for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.



     AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Enhanced Short Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.


     The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

                         CALCULATION OF PERFORMANCE DATA

     Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where P   = a hypothetical initial payment of $1,000;
      T   = average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five, or ten year periods);
      n   = number of years; and
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five and ten year periods at the end of the one, five, or ten year periods (or fractional portion of such period).

     Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

     Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge, at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; and (4) Institutional Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

     A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

     Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where P   = a hypothetical initial payment of $1,000;
      U   = average annual total return assuming payment of only a stated
            portion of, or none of, the applicable maximum sales load at the beginning of the stated period;
      n   = number of years; and
      ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

     Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where P   = a hypothetical initial payment of $1,000;
      V   = cumulative total return assuming payment of all of, a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and
      ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

     A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

     The standard formula for calculating average annual total return (after taxes on distributions) is:

                                         n
                                   P(1+T) =ATV
                                              D

Where P    = a hypothetical initial payment of $1,000;
      T    = average annual total return (after taxes on distributions);
      N    = number of years; and
      ATV  = ending value of a hypothetical $1,000 payment made at the beginning
         D of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

     Standardized average annual total return (after taxes on distributions) for
(1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Institutional Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

     The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

     A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

     The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                         n
                                   P(1+T) =ATV
                                              DR

Where P     = a hypothetical initial payment of $1,000;
      T     = average annual total return (after taxes on distributions and redemption);
      N     = number of years; and
      ATV   = ending value of a hypothetical $1,000 payment made at the
         DR beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

     Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Institutional Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

     The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

     The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

     The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

     The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Yield Quotation

     Yield is a function of the type and quality of each Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of that Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

     A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal that Fund's yield after taxes. Tax equivalent yields are calculated by dividing a Fund's yield by one minus a stated tax rate (if only a portion of a Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

     A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of that Fund's offering price.

     Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from that Fund paid over the same period or the rate of income reported in that Fund's financial statements.

     The standard formula for calculating yield for a Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]


Where a = dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

      b = expenses accrued during period (net of reimbursements).
      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

     The standard formula for calculating annualized 7-day yield for a Fund is as follows:

                            Base Period Return x 365
                                                 ---
                                                  7

Where Y    = annualized yield.
                             1    0
      Base Period Return = (V  - V )
                           -------------
                                V
                                 0
       0
      V  = the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a stated seven-day period.
       1
      V  = the value of such an account at the end of the stated period.

     The standard formula for calculating effective annualized yield for a Fund is as follows:

                                   365/7
      EY = (Base Period Return + 1)     - 1

Where EY = effective annualized yield.
      Y  = annualized yield, as determined above.

Performance Information

     All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

     From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

     The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

     Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age
Barron's
Best's Review
Bloomberg
Broker World
Business Week
Changing Times
Christian Science Monitor
Consumer Reports
Economist
FACS of the Week
Financial Planning
Financial Product News
Financial Services Week
Financial World
Forbes
Fortune
Hartford Courant Inc.
Institutional Investor
Insurance Forum
Insurance Week
Investor's Business Daily
Journal of the American
   Society of CLU & ChFC
Kiplinger Letter
Money
Mutual Fund Forecaster
Nation's Business
New York Times
Pension World
Pensions & Investments
Personal Investor
Philadelphia Inquirer
The Bond Buyer
USA Today
U.S. News & World Report
Wall Street Journal
Washington Post
CNN

CNBC
PBS

     Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor
Bloomberg
Factset Data Systems
Morningstar, Inc.
Standard & Poor's
Strategic Insight
Thompson Financial

     Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:


China Region Funds Index
Lehman Brothers Global Aggregate Index ex US (unhedged)
US Three-Month LIBOR
Lipper Japan Funds Index
MSCI China Index
MSCI Japan Index
Tokyo Stock Price Index


     Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

10 year Treasury Notes
90 day Treasury Bills

     Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

     From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


                              FINANCIAL STATEMENTS



     When issued, each Fund's Financial Statements for the period ended
October 31, 2006, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, will be incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders.



     The portions of such Annual Reports that are not specifically listed above will not be incorporated by reference into this SAI and will not be a part of this Registration Statement.



                               PENDING LITIGATION



     Regulatory Action Alleging Market Timing



     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.



     If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP") from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.



     On October 19, 2005, the WVAG lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.



     Private Civil Actions Alleging Market Timing



     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix I-1.



     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings (excluding the Berdat excessive fees consolidated lawsuit that has been conditionally transferred to the MDL court). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix I-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix I-1.



     Private Civil Actions Alleging Improper Use of Fair Value Pricing



     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix I-2.



     Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees



     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix I-3.



     Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements



     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix I-4.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings are as follows:

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B



                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                            (AS OF FEBRUARY 21, 2006)



                 SERVICE PROVIDER                                  DISCLOSURE CATEGORY
                 ----------------                                  -------------------
ABN AMRO Financial Services, Inc.                    Broker (for certain AIM funds)
AIM Investment Services, Inc.                        Transfer Agent
Anglemyer & Co.                                      Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP               Legal Counsel
BB&T Capital Markets                                 Broker (for certain AIM funds)
Belle Haven Investments L.P.                         Broker (for certain AIM funds)
Bloomberg                                            System Provider (for certain AIM funds)
BOSC, Inc.                                           Broker (for certain AIM funds)
BOWNE & Co.                                          Financial Printer
Brown Brothers Harriman & Co.                        Securities Lender (for certain AIM funds)
Cabrera Capital Markets                              Broker (for certain AIM funds)
Cenveo                                               Financial Printer
Classic Printers Inc.                                Financial Printer
Coastal Securities, LP                               Broker (for certain AIM funds)
Color Dynamics                                       Financial Printer
Duncan-Williams, Inc.                                Broker (for certain AIM funds)
Earth Color Houston                                  Financial Printer
EMCO Press                                           Financial Printer
Empirical Research Partners                          Analyst (for certain AIM funds)
Fidelity Investments                                 Broker (for certain AIM funds)
First Albany Capital                                 Broker (for certain AIM funds)
First Tryon Securities                               Broker (for certain AIM funds)
Foley & Lardner LLP                                  Legal Counsel (for certain AIM funds)
GainsKeeper                                          Software Provider (for certain AIM funds)
GCom2 Solutions                                      Software Provider (for certain AIM funds)
George K. Baum & Company                             Broker (for certain AIM funds)
Global Trend Alert                                   Analyst (for certain AIM funds)
Grover Printing                                      Financial Printer
Gulfstream Graphics Corp.                            Financial Printer
Hattier, Sanford & Reynoir                           Broker (for certain AIM funds)
Howe Barnes Investments, Inc.                        Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.                     Broker (for certain AIM funds)
iMoneyNet                                            Rating & Ranking Agency (for certain AIM funds)
Institutional Shareholder Services, Inc.             Proxy Voting Service (for certain AIM funds)
J.P. Morgan Securities Inc.                          Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup Global Markets    Lender (for certain AIM funds)
Inc.\JPMorgan Chase Bank
John Hancock Investment Management Services, LLC     Sub-advisor (for certain sub-advised accounts)
Kevin Dann & Partners                                Analyst (for certain AIM funds)
Kirkpatrick, Pettis, Smith, Pollian, Inc.            Broker (for certain AIM funds)
Kramer, Levin Naftalis & Frankel LLP                 Legal Counsel
Legg Mason Wood Walker                               Broker (for certain AIM funds)
Lipper                                               Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                             Pricing Service (for certain AIM funds)

                 SERVICE PROVIDER                                  DISCLOSURE CATEGORY
                 ----------------                                  -------------------
Loop Capital Markets                                 Broker (for certain AIM funds)
M.R. Beal & Company                                  Broker (for certain AIM funds)
McDonald Investments Inc.                            Broker (for certain AIM funds)
Mesirow Financial, Inc.                              Broker (for certain AIM funds)
Moody's Investors Service                            Rating & Ranking Agency (for certain AIM funds)
Morgan Keegan & Company, Inc.                        Broker (for certain AIM funds)
Morrison Foerster LLP                                Legal Counsel
Muzea Insider Consulting Services, LLC               Analyst (for certain AIM funds)
Noah Financial, LLC                                  Analyst (for certain AIM funds)
Piper Jaffray                                        Analyst and Broker (for certain AIM funds)
PricewaterhouseCoopers LLP                           Independent Registered Public Accounting Firm
                                                     (for certain AIM funds)
Printing Arts of Houston                             Financial Printer
Ramirez & Co., Inc.                                  Broker (for certain AIM funds)
Raymond James & Associates, Inc.                     Broker (for certain AIM funds)
RBC Capital Markets                                  Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated                       Broker (for certain AIM funds)
Reuters America Inc.                                 Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated                   Broker (for certain AIM funds)
RR Donnelley                                         Financial Printer
Salomon Smith Barney                                 Broker (for certain AIM funds)
SBK Brooks Investment Corp.                          Broker (for certain AIM funds)
Seattle Northwest Securities Corporation             Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.                Broker (for certain AIM funds)
Signature                                            Financial Printer
Simon Printing Company                               Financial Printer
Southwest Precision Printers, Inc.                   Financial Printer
Standard and Poor's/Standard and Poor's Securities   Pricing Service (for certain AIM funds)
Evaluations, Inc.
State Street Bank and Trust Company                  Custodian (for certain AIM funds); Lender
                                                     (for certain AIM funds); Securities Lender
                                                     (for certain AIM funds)
Sterne, Agee & Leach, Inc.                           Broker (for certain AIM funds)
Stifel, Nicholaus & Company, Incorporated            Broker (for certain AIM funds)
The Bank of New York                                 Custodian (for certain AIM funds)
The MacGregor Group, Inc.                            Software Provider
Thomson Information Services Incorporated            Software Provider
UBS Financial Services, Inc.                         Broker (for certain AIM funds)
VCI Group Inc.                                       Financial Printer
Wachovia National Bank, N.A.                         Broker (for certain AIM funds)
Western Lithograph                                   Financial Printer
Wiley Bros. Aintree Capital  L.L.C.                  Broker (for certain AIM funds)
XSP, LLC\Solutions Plus, Inc.                        Software Provider

                                   APPENDIX C

                              TRUSTEES AND OFFICERS


                              As of March 31, 2006


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with any predecessor entities, if any.


                                  TRUSTEE
                                   AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                        TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   -------------------
INTERESTED PERSONS

Robert H. Graham(1) -- 1946         1998    Director and Chairman, A I M Management Group        None
Trustee, Vice Chair, President              Inc. (financial services holding company);
and Principal Executive Officer             Director and Vice Chairman, AMVESCAP PLC; and
                                            Chairman, AMVESCAP PLC - AIM Division (parent of
                                            AIM and a global investment management firm)

                                            Formerly: President and Chief Executive
                                            Officer, A I M Management Group Inc.; Director,
                                            Chairman and President, A I M Advisors, Inc.
                                            (registered investment advisor); Director and
                                            Chairman, A I M Capital Management, Inc.
                                            (registered investment advisor), A I M
                                            Distributors, Inc. (registered broker dealer),
                                            AIM Investment Services, Inc. (registered
                                            transfer agent), and Fund Management Company
                                            (registered broker dealer); and Chief Executive
                                            Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) -- 1951       2003    Director, President and Chief Executive Officer,     None
Trustee and Executive Vice                  A I M Management Group Inc. (financial services
President                                   holding company); Director and President,
                                            A I M Advisors, Inc. (registered investment
                                            advisor); Director, A I M Capital Management,
                                            Inc. (registered investment advisor) and
                                            A I M Distributors, Inc. (registered broker
                                            dealer); Director and Chairman, AIM Investment
                                            Services, Inc. (registered transfer agent), Fund
                                            Management Company (registered broker dealer)
                                            and INVESCO Distributors, Inc. (registered
                                            broker dealer); and Chief Executive Officer,
                                            AMVESCAP PLC - AIM Division (parent of AIM and a
                                            global investment management firm)

                                            Formerly: Director, Chairman, President and
                                            Chief Executive Officer, INVESCO Funds Group,
                                            Inc.; President and Chief Executive Officer,
                                            INVESCO Distributors, Inc.; Chief Executive
                                            Officer, AMVESCAP PLC - Managed Products; and
                                            Chairman, A I M Advisors, Inc.


----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.



(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                  TRUSTEE
                                   AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                        TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   -------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944           2001    Chairman, Crockett Technology Associates             ACE Limited
Trustee and Chair                           (technology consulting company)                      (insurance
                                                                                                 company); and
                                                                                                 Captaris, Inc.
                                                                                                 (unified messaging
                                                                                                 provider)

Bob R. Baker - 1936                 2003    Retired                                              None
Trustee

Frank S. Bayley -- 1939             1987    Retired                                              Badgley Funds, Inc.
Trustee                                                                                          (registered
                                            Formerly: Partner, law firm of Baker & McKenzie      investment company)
                                                                                                 (2 portfolios)

James T. Bunch - 1942               2003    Founder, Green, Manning & Bunch Ltd.                 None
Trustee                                     (investment banking firm); and Director, Policy
                                            Studies, Inc. and Van Gilder Insurance
                                            Corporation

Albert R. Dowden -- 1941            2001    Director of a number of public and private           None
Trustee                                     business corporations, including the Boss Group,
                                            Ltd. (private investment and management);
                                            Cortland Trust, Inc. (Chairman) (registered
                                            investment company (3 portfolios)); Annuity and
                                            Life Re (Holdings), Ltd. (insurance company);
                                            CompuDyne Corporation (provider of products and
                                            services to the public security market) and
                                            Homeowners of America Holding Corporation

                                            Formerly: Director, President and Chief
                                            Executive Officer, Volvo Group North America,
                                            Inc.; Senior Vice President, AB Volvo; and
                                            director of various affiliated Volvo companies

Jack M. Fields -- 1952              2001    Chief Executive Officer, Twenty First Century        Administaff; and
Trustee                                     Group, Inc. (government affairs company); and        Discovery Global
                                            Owner, Dos Angelos Ranch, L.P.                       Education Fund
                                                                                                 (non-profit)
                                            Formerly: Chief Executive Officer, Texana
                                            Timber LP (sustainable forestry company)

Carl Frischling -- 1937             2001    Partner, law firm of Kramer Levin Naftalis and       Cortland Trust,
Trustee                                     Frankel LLP                                          Inc. (registered
                                                                                                 investment company
                                                                                                 (3 portfolios))

Prema Mathai-Davis -- 1950          2001    Formerly: Chief Executive Officer, YWCA of the       None
Trustee                                     USA

Lewis F. Pennock -- 1942            2001    Partner, law firm of Pennock & Cooper                None
Trustee

Ruth H. Quigley -- 1935             1987    Retired                                              None
Trustee

                                  TRUSTEE
                                   AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                        TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   -------------------
Larry Soll - 1942                   2003    Retired                                              None
Trustee

Raymond Stickel, Jr. - 1944         2005    Director, Mainstay VP Series Funds, Inc. (21         None
Trustee                                     portfolios)

                                            Formerly: Partner, Deloitte & Touche

OTHER OFFICERS

Lisa O. Brinkley -- 1959            2004    Global Compliance Director, AMVESCAP                 N/A
Vice President
                                            Formerly: Senior Vice President and Compliance
                                            Director, Delaware Investments Family of Funds;
                                            and Chief Compliance Officer, A I M
                                            Distributors, Inc.; Senior Vice President, A I M
                                            Management Group Inc. (financial services
                                            holding company); Senior Vice President and
                                            Chief Compliance Officer, A I M Advisors, Inc.;
                                            Vice President and Chief Compliance Officer, A I
                                            M Capital Management, Inc.; and Vice President,
                                            A I M Distributors, Inc., AIM Investment
                                            Services, Inc. and Fund Management Company;

Russell C. Burk - 1958              2005    Formerly: Director of Compliance and Assistant       N/A
Senior Vice President and                   General Counsel, ICON Advisers, Inc.; Financial
Senior Officer                              Consultant, Merrill Lynch; General Counsel and
                                            Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr - 1962                 2006    Director, Senior Vice President, Secretary and       N/A
Senior Vice President, Chief                General Counsel, A I M Management Group Inc.
Legal Officer and Secretary                 (financial services holding company) and
                                            A I M Advisors, Inc.; Director and Vice
                                            President, INVESCO Distributors, Inc.; Vice
                                            President, A I M Capital Management, Inc., AIM
                                            Investment Services, Inc., and Fund Management
                                            Company; and Senior Vice President, A I M
                                            Distributors, Inc.

                                            Formerly: Chief Operating Officer, Senior Vice
                                            President, General Counsel, and Secretary,
                                            Liberty Ridge Capital, Inc.; Vice President and
                                            Secretary, PBHG Funds; Vice President and
                                            Secretary, PBHG Insurance Series Funds; General
                                            Counsel and Secretary, Pilgrim Baxter Value
                                            Investors; Chief Operating Officer; General
                                            Counsel and Secretary, Old Mutual Investment
                                            Partners; General Counsel and Secretary, Old
                                            Mutual Fund Services; General Counsel and
                                            Secretary, Old Mutual Shareholder Services;

                                  TRUSTEE
                                   AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                        TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   -------------------
                                            Executive Vice President, General Counsel and
                                            Secretary, Old Mutual Capital, Inc.; and Vice
                                            President and Secretary, Old Mutual Advisors
                                            Funds

                                  TRUSTEE
                                   AND/OR                                                             OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                      TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          BY TRUSTEE
-------------------------------   -------   ------------------------------------------------   -------------------
Kevin M. Carome - 1956              2003    Senior Vice President and General Counsel,         N/A
Vice President                              AMVESCAP

                                            Formerly: Senior Vice President and General
                                            Counsel, Liberty Financial Companies, Inc.; and
                                            Senior Vice President and General Counsel,
                                            Liberty Funds Group, LLC; and Vice President, A
                                            I M Distributors, Inc.; and Director and
                                            General Counsel, Fund Management Company;
                                            Director, Senior Vice President, Secretary and
                                            General Counsel, A I M Management Group Inc.
                                            (financial services holding company) and A I M
                                            Advisors, Inc.; Director and Vice President,
                                            INVESCO Distributors, Inc.; Vice President, A I
                                            M Capital Management, Inc., AIM Investment
                                            Services, Inc., and Fund Management Company;
                                            Senior Vice President, A I M Distributors, Inc.

Sidney M. Dilgren - 1961            2004    Vice President and Fund Treasurer, A I M           N/A
Vice President,                             Advisors, Inc.
Treasurer and Principal
Financial Officer                           Formerly: Senior Vice President, AIM Investment
                                            Services, Inc.; and Vice President, A I M
                                            Distributors, Inc.

J. Philip Ferguson-- 1945           2005    Senior Vice President and Chief Investment         N/A
Vice President                              Officer, A I M Advisors Inc.; Director,
                                            Chairman, Chief Executive Officer, President and
                                            Chief Investment Officer, A I M Capital
                                            Management, Inc; and Executive Vice President,
                                            A I M Management Group Inc.

                                            Formerly: Senior Vice President, AIM Private
                                            Asset Management, Inc.; and Chief Equity
                                            Officer, and Senior Investment Officer, A I M
                                            Capital Management, Inc.

Karen Dunn Kelley - 1960            2004    Director of Cash Management, Managing Director     N/A
Vice President                              and Chief Cash Management Officer, A I M Capital
                                            Management, Inc.; Director and President, Fund
                                            Management Company; and Vice President, A I M
                                            Advisors, Inc.

                                  TRUSTEE
                                   AND/OR                                                             OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                      TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          BY TRUSTEE
-------------------------------   -------   ------------------------------------------------   -------------------
Todd L. Spillane - 1958             2006    Senior Vice President, A I M Management Group      N/A
Chief Compliance Officer                    Inc.; Senior Vice President and Chief Compliance
                                            Officer, A I M Advisors, Inc.; Vice President
                                            and Chief Compliance Officer, A I M Capital
                                            Management, Inc.; and Vice President, A I M
                                            Distributors, Inc., AIM Investment Services,
                                            Inc. and Fund Management Company
                                            Formerly:  Global Head of Product Development,
                                            AIG-Global Investment Group, Inc.; Chief
                                            Compliance Officer and Deputy General Counsel,
                                            AIG-SunAmerica Asset Management, and Chief
                                            Compliance Officer, Chief Operating Officer and
                                            Deputy General Counsel, American General
                                            Investment Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2005


                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN BY TRUSTEE
                                                                                     IN THE AIM FAMILY OF FUNDS
     NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES PER FUND          --Registered Trademark--
     ---------------      -----------------------------------------------------   -----------------------------
Robert H. Graham          AIM Developing Markets Fund             Over $100,000            Over $100,000

Mark H. Williamson        AIM Global Health Care Fund         $10,001 - $50,000            Over $100,000

Bob R. Baker                                         -0-                                   Over $100,000

Frank S. Bayley           AIM Developing Markets Fund              $1 - $10,000            Over $100,000
                          AIM Trimark Small Companies Fund    $10,001 - $50,000

James T. Bunch                                       -0-                                   Over $100,000(3)

Bruce L. Crockett         AIM Developing Markets Fund         $10,001 - $50,000            Over $100,000(3)

Albert R. Dowden                                     -0-                                   Over $100,000

Edward K. Dunn, Jr.(4)    AIM Trimark Endeavor Fund           $10,001 - $50,000            Over $100,000(3)

Jack M. Fields                                       -0-                                   Over $100,000(3)

Carl Frischling           AIM Developing Markets Fund             Over $100,000            Over $100,000(3)
                          AIM Trimark Small Companies Fund   $50,001 - $100,000

Prema Mathai-Davis                                   -0-                                   Over $100,000(3)

Lewis F. Pennock                                     -0-                                   Over $100,000

Ruth H. Quigley           AIM Developing Markets Fund         $10,001 - $50,000        $50,001 -$100,000

Larry Soll                AIM Developing Markets Fund         $10,001 - $50,000            Over $100,000(3)
                          AIM Global Health Care Fund        $50,001 - $100,000

Raymond Stickel, Jr.(5)   AIM Trimark Small Companies Fund    $10,001 - $50,000            Over $100,000


----------

(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.



(4)  Mr. Dunn retired effective March 31, 2006.



(5) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE


     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005:



                                               RETIREMENT
                              AGGREGATE         BENEFITS      ESTIMATED ANNUAL        TOTAL
                          COMPENSATION FROM      ACCRUED        BENEFITS UPON      COMPENSATION
                                 THE             BY ALL      RETIREMENT FROM ALL   FROM ALL AIM
        TRUSTEE                TRUST(1)       AIM FUNDS(2)       AIM FUNDS(3)        FUNDS(4)
        -------           -----------------   ------------   -------------------   ------------
Bob R. Baker                   $ 6,962          $200,136           $162,613          $213,750
Frank S. Bayley                  7,451           132,526            120,000           229,000
James T. Bunch                   6,472           162,930            120,000           198,500
Bruce L. Crockett               11,455            83,764            120,000           359,000
Albert R. Dowden                 7,451           112,024            120,000           229,000
Edward K. Dunn, Jr.(6)           7,451           141,485            120,000           229,000
Jack M. Fields                   6,031            59,915            120,000           185,000
Carl Frischling(5)               6,366            59,042            120,000           195,250
Gerald J. Lewis(6)               6,472           162,930            114,375           198,500
Prema Mathai-Davis               6,962            69,131            120,000           213,750
Lewis F. Pennock                 6,472            86,670            120,000           198,500
Ruth H. Quigley                  6,962           154,658            120,000           213,750
Louis S. Sklar(6)                1,184            51,638            101,250                --
Larry Soll                       6,472           201,483            138,990           198,500
Raymond Stickel, Jr.(7)            654                --            120,000            54,000



(1) Amounts shown are based on the fiscal year ended October 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2005, including earnings, was $15,770.



(2) During the fiscal year ended October 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $31,359.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.



(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.



(5) During the fiscal year ended October 31, 2005, the Trust paid $17,534 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.



(6) Mr. Dunn, Mr. Sklar and Mr. Lewis retired effective March 31, 2006, December 31, 2004 and December 31, 2005, respectively.



(7)  Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                   APPENDIX E



                              INVESCO ASIA LIMITED



                               PROXY VOTING POLICY



                                  8 APRIL 2004

TABLE OF CONTENTS



Introduction                                              2
1. Guiding Principles                                     3
2. Proxy Voting Authority                                 4
3. Key Proxy Voting Issues                                7
4. Internal Administration and Decision-Making Process   10
5. Client Reporting                                      12

INTRODUCTION



This policy sets out INVESCO's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by INVESCO on behalf of individually-managed clients and pooled fund clients.



INVESCO's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1.   GUIDING PRINCIPLES



     1.1 INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.



     1.2 The sole objective of INVESCO's proxy voting policy is to promote the economic interests of its clients. At no time will INVESCO use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.



     1.3 INVESCO also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of INVESCO as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.



     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.



     1.5 INVESCO considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2.   PROXY VOTING AUTHORITY



     2.1 An important dimension of INVESCO's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.



     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with INVESCO as the investment manager, or with each individual client? Under the first alternative, INVESCO's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, INVESCO would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.



     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.



     2.4  INDIVIDUALLY-MANAGED CLIENTS



     2.4.1 As a matter of general policy, INVESCO believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.



     2.4.2 The reason for this position is that INVESCO believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.



     2.4.3 In cases where voting authority is delegated by an individually-managed client, INVESCO recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.



     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.



     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, INVESCO believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.



     2.4.6 Accordingly, INVESCO will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

          PROXY VOTING AUTHORITY



          Individually-Managed Clients



          Unless an individually-managed client wishes to retain proxy voting authority, INVESCO will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.



          In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavor to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.



     2.5  POOLED FUND CLIENTS



     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.



     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, INVESCO will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.



     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, INVESCO's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.



     2.5.4 Accordingly, INVESCO will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:



          PROXY VOTING AUTHORITY



          Pooled Fund Clients



          In considering proxy voting issues arising in respect of pooled fund shareholdings, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.



          INVESCO cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3.   KEY PROXY VOTING ISSUES



     3.1 This section outlines INVESCO's intended approach in cases where proxy voting authority is being exercised on clients' behalf.



     3.2 INVESCO will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.



     3.3 INVESCO applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.



     3.4 In order to expand upon these principles, INVESCO believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.



     3.5  PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS



     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.



     3.5.2 In view of these dynamics, INVESCO does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of INVESCO's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.



     3.5.3 Nevertheless, INVESCO has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:



          KEY VOTING ISSUES



          Major Corporate Proposals



          INVESCO will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.



          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);



          -    approval of changes of substantial shareholdings;



          -    mergers or schemes of arrangement; and



          -    approval of major asset sales or purchases.



          As a general rule, INVESCO will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.



          Where appropriate, INVESCO will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.



          INVESCO's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.



     3.6  ADMINISTRATIVE ISSUES



     3.6.1 In addition to the portfolio management issues outlined above, INVESCO's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.



     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.



     3.6.3 In addition, for investment managers such as INVESCO who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.



     3.6.4 While INVESCO has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity plan an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why INVESCO resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.



     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.



     3.6.6 Accordingly, INVESCO believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this issue.

          KEY PROXY VOTING ISSUES



          Administrative Constraints



          In view of the administrative constraints and costs involved in the exercise of proxy voting powers, INVESCO may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.



          A significant proportion in this context means 5% or more of the market capitalisation of the company.

4.   INTERNAL ADMINISTRATION & DECISION - MAKING PROCESS



     4.1 The following diagram illustrates the procedures adopted by INVESCO for the administration of proxy voting:




                     ------------------------
                             Company
                     ------------------------
                                 |
                                 |    Notice Paper
                                 |--------------------
                                 |
                                 |
---------------------------------------------------------------------------------------------------------
Custodian       Custodian       Custodian       Custodian       Custodian       Custodian       Custodian      (etc.)
  No. 1           No. 2           No. 3           No. 4           No. 5           No. 6           No. 7
---------------------------------------------------------------------------------------------------------
                      |                 |
Courier/ Fax advice   |                 |
-------------------   |                 |
                      |                 |
                      |                 |
                     ------------------------
                       IAL Settlement Team   ---------|
                     ------------------------         |
                               |                      |
                               |                      |
                               |     Memo             |
                               |  ----------          |          Advise decision
                               |                      |          ---------------
                     ------------------------         |          (return email)
                          Primary Equity              |
                      Investment Manager for          |
                         relevant market              |
                     ------------------------         |
                               |                      |
                               |                      |
                               |    Decision          |
                               |  -----------         |
                               |                      |
                     ------------------------         |
                               Vote          ---------|
                     ------------------------



     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.



     4.3 A voting decision on each company resolution (whether a yes or not vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. INVESCO believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.



     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.



     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing data for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.



     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. INVESCO has no control over the former dependency and INVESCO's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.



     4.7 The following policy commitments are implicit in these administrative and decision-making processes:



          INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS



          INVESCO will consider all resolutions put forward in the Annual General Meeting or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.



          The voting decision will be made by the Primary Investment Manager responsible for the market in question.



          A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.



          Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. INVESCO will monitor the efficiency with which custodians implement voting instructions on clients' behalf.



          INVESCO's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5.   CLIENT REPORTING



     5.1  INVESCO will keep records of its proxy voting activities.



     5.2 Upon client request, INVESCO will regularly report back to the client on proxy voting activities for investments owned by the client.



     5.2. The following points summarise INVESCO's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):



CLIENT REPORTING



Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.



INVESCO will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                         PROXY POLICIES AND PROCEDURES
                           (DATED FEBRUARY 10, 2005)




                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                             CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                                       Print Name


----------                              ----------------------------------------
   Date                                                 Signature

                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.   Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

     - Are inside directors or affiliated outside directors and the full board is less than majority independent

     - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

     - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

     - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

     -    Two-thirds independent board

     -    All-independent key committees

     -    Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.   Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.   Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.   Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

     -    Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

     - offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     - percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spin-off

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.   State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.   Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     - more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.   Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                         Russell 3000               Non-Russell 3000
                                                  --------------------------   --------------------------
                                                          STANDARD    MEAN +           STANDARD    MEAN +
    GICS       GICS DSEC                          MEAN   DEVIATION   STD DEV   MEAN   DEVIATION   STD DEV
    ----       ---------                          ----   ---------   -------   ----   ---------   -------
    1010       Energy                             1.60%    1.02%      2.61%    2.59%    2.19%      4.78%
    1510       Materials                          1.55%     .81%      2.36%    2.54%    1.92%      4.46%
    2010       Capital Goods                      1.86%    1.19%      3.05%    3.23%    2.93%      6.17%
    2020       Commercial Services & Supplies      287%    1.53%      4.40%    4.39%    3.68%      8.07%
    2030       Transportation                     2.10%    1.50%      3.60%    2.44%    2.22%      4.66%
    2510       Automobiles & Components           2.10%    1.37%      3.48%    2.90%    2.28%      5.18%
    2520       Consumer Durables & Apparel        2.40%    1.51%      3.90%    3.42%    2.79%      6.21%
    2530       Hotels Restaurants & Leisure       2.39%    1.08%      3.48%    3.30%    2.87%      6.17%
    2540       Media                              2.34%    1.50%      3.84%    4.12%    2.89%      7.01%
    2550       Retailing                          2.89%    1.95%      4.84%    4.26%    3.50%      7.75%
3010 to 3030   Food & Staples Retailing           1.98%    1.50%      3.48%    3.37%    3.32%      6.68%
    3510       Health Care Equipment & Services   3.24%    1.96%      5.20%    4.55%    3.24%      7.79%
    3520       Pharmaceuticals & Biotechnology    3.60%    1.72%      5.32%    5.77%    4.15%      9.92%
    4010       Banks                              1.44%    1.17%      2.61%    1.65%    1.60%      3.25%
    4020       Diversified Financials             3.12%    2.54%      5.66%    5.03%    3.35%      8.55%

4030   Insurance                 1.45%   .88%  2.32%  2.47%  1.77%   4.24%
4040   Real Estate               1.01%   .89%  1.90%  1.51%  1.50%   3.01%
4510   Software & Services       5.44%  3.05%  8.49%  8.08%  6.01%  14.10%
4520   Technology Hardware &     4.00%  2.69%  6.68%  5.87%  4.25%  10.12%
       Equipment
4530   Semiconductors &          5.12%  2.86%  7.97%  6.79%  3.95%  10.74%
       Semiconductor Equipment
5010   Telecommunications        2.56%  2.39%  4.95%  4.66%  3.90%   8.56%
       Services
5510   Utilities                  .90%   .65%  1.55%  3.74%  4.63%   8.38%
1010   Energy                    1.60%  1.02%  2.61%  2.59%  2.19%   4.78%
1510   Materials                 1.55%   .81%  2.36%  2.54%  1.92%   4.46%
2010   Capital Goods             1.86%  1.19%  3.05%  3.23%  2.93%   6.17%
2020   Commercial Services &      287%  1.53%  4.40%  4.39%  3.68%   8.07%
       Supplies

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

     -    Base salary, bonus, long-term incentives

     - Accumulative realized and unrealized stock option and restricted stock gains

     - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

     - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

     - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

     -    Payment if termination occurs within 12 months: $_____

     -    Payment if "not for cause" termination occurs within 12 months:
          $______

     -    Payment if "change of control" termination occurs within 12 months:
          $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1)The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2)The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

     -    Director stock ownership guidelines

          -    A minimum of three times the annual cash retainer.

     Vesting schedule or mandatory holding/deferral period

          - A minimum vesting of three years for stock options or restricted stock, or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     -    Retirement/Benefit and Perquisites programs

          - No retirement/benefits and perquisites provided to non-employee directors.

     -    Quality of disclosure

          - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the re-pricing

     -    Value-for-value exchange

     -    Treatment of surrendered options

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

     - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:




     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.   Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     -    Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

     - Terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting

     -    R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

     - Any voluntary labeling initiatives undertaken or considered by the company

     - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     - The company's existing healthcare policies, including benefits and healthcare access for local workers

     -    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its sub-prime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected

     -    The feasibility of a spin-off

     -    Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors,

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

     -    The costs associated with implementing improved standards,

     - The potential costs associated with remediation resulting from poor environmental performance, and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets

     -    The utility of such a report to shareholders

     - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

     - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

     -    Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     - The company has well-documented programs addressing diversity initiatives and leadership development

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

     - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

     -    are interested directors and sit on the audit or nominating committee;
          or

     -    are interested directors and the full board serves as the audit or

     - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

     - Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

     - regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

     - performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE

1.    INTRODUCTION

      INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.

2.    RESPONSIBLE VOTING

      IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

      IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

      One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK shares, but to vote on a more selective basis on non-UK shares.

      IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

      i)   To protect the rights of its clients
      ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, a and
      iii) To protect the long-term value of its clients' investments.

      It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IAML and its clients over a specific issue, IAML will either abstain or seek instruction from each client.

      IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.

3.    VOTING PROCEDURES

      IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

      IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

      IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower).

4.    DIALOGUE WITH COMPANIES

      IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

      Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

      [ ]  Nomination and audit committees
      [ ]  Remuneration committee and directors' remuneration
      [ ]  Board balance and structure
      [ [  Financial reporting principles
      [ ]  Internal control system and annual review of its effectiveness
      [ ]  Dividend and Capital Management policies

5.    NON-ROUTINE RESOLUTIONS AND OTHER TOPICS

      These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

      Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:

      i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing
      ii)  What other companies have done in response to the issue
      iii) Whether implementation would achieve the objectives sought in the proposal
      iv)  Whether the matter is best left to the Board's discretion.

6.    EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

      IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7.    DISCLOSURE

      IP will discuss with clients their disclosure requirements and include in their reports to Institutional clients, on request, information on significant voting issues. At least annually, IP will provide a statement as to whether they are following a code of good practice or another similar code with regard to voting. IP may also take additional opportunities to inform investors about their approach on corporate governance matters such as:

      [ ]  General policy statement on corporate governance
      [ ]  General statement as to voting practice
      [ ]  Indication of issues which could cause concern.

                               (Quick Translation)



                    INTERNAL RULES ON PROXY VOTING EXECUTION



(PURPOSE)



ARTICLE 1



INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter) assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries, INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.



(PROXY VOTING POLICY)



ARTICLE 2



INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.



(VOTING EXERCISE STRUCTURE)



ARTICLE 3



Please refer to the Article 2 of Proxy Voting basic Policy as per attached.



(PROXY VOTING GUIDELINES)



ARTICLE 4



Please refer to Proxy Voting Guidelines (Attachment 2).



(PROXY VOTING PROCESS)



ARTICLE 5



1.   DOMESTIC EQUITIES



     (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.



     (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").

     (3) In case of asking for the outside counsel, to forward our proxy voting guidelines ("Guidelines") to them beforehand and obtain their advice



     (4) In either case of 2 or 3, the person in charge shall make proposal to the Committee to ask for their "For", "Against", "Abstention", etc.



     (5) The Committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.



     (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discus the subject.



2.   FOREIGN EQUITIES



     (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.



     (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.



(DISCLOSURE OF INFORMATION)



ARTICLE 6



In case of the request from the customers, we can disclose the content.



(VOTING RECORD)



ARTICLE 7



-    The Committee preserves the record of Attachment 1 for one year.



- The administration office is the Investment Division which shall preserve all the related documents of this voting process.



- Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.



Article 8 and addendum are omitted.

                            PROXY VOTING BASIC POLICY



1.   Basic Thought on Proxy Voting



          - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.



          - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate approximately as a shareholder in the best interests of the shareholders.



          - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.



          - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.



2.   Voting Process and Structure



          - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights



          - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.



          - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.



          - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".



          - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".



          - The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.



3.   Screening Standard



     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".



     (1)  Quantitative Standard



          1) Low profit margin of operational income and recurrent income for certain periods



          2)   Negative Net Assets/Insolvency



          3)   Extremely High Dividend Ratios or Low Dividend Ratios



     (2)  Qualitative Standard



          1) In breach of the substantial laws or anti-social activities for the past one year



          2) Impairment of the interests of the shareholders for the past one year



     (3)  Others



          1) External Auditor's Audit Report with the limited auditor's opinion



          2)   Shareholders' proposals



4.   Proxy Voting Guidelines



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities?



          2) Inappropriate disclosure which impairs the interests of shareholders?



          3)   Enough Business Improvement Efforts?

     (2)  Subjects on Financial Statements



               Any reasonable reasons for Interest Appropriation/Loss Disposal?



     (3)  Amendments to Articles of Incorporation, etc.



               Any possibility of the limitation to the shareholder's rights?



     (4)  Directors/Statutory Auditors



               Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person?



     (5)  Capital Policy/Business Policy



               Unreasonable policy in terms of maximization of the shareholders' interests?



     (6)  Others



          1)   Shareholder's Proposals



               Contribution to the increase of the shareholders' economic interests?



          2)   Appointment of Auditor



               Any problem of independency?

Voting Screening Criteria & Decision Making Documents             (Attachment 1)



Company Name :   Year   Month
--------------   ----   -----




Screening Criteria / Quantitative Criteria (consolidated or (single))



                                                               Yes   No
                                                               ---   --
Consecutive unprofitable settlements for the past 3 years
Consecutive Non-dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for
the most recent fiscal year



Screening Criteria/Qualitative Criteria



                                                               Yes   No
                                                               ---   --
Substantial breach of the laws/anti-social activities
for the past one year
   If Yes, describe the content of the breach of the
   law/anti-social activities:
Others, especially, any impairment of the value of
the shareholders for the past one year
   If Yes, describe the content of the impairment of
   the value of shareholders:



Others



                                                               Yes   No
                                                               ---   --
External Auditor's report with the limited auditor's opinion
Shareholder's proposal




Person in charge of
equities investment   Initial   Signature
-------------------   -------   ---------




- If all Nos (right arrow) No objection to the agenda of the shareholders' meeting



- If one or more Yes (down arrow) (Person in charge of equities investment shall fill out the blanks below and forward to the Committee)



Proposal on Voting Execution



Reason for judgment



Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature

Proxy Voting Guidelines                                           (Attachment 2)



1.   PURPORT OF GUIDELINES



     Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.



2.    GUIDELINES



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities?



               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.



          2) Inappropriate disclosure which impairs the interests of shareholders?



               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.



          3)   Enough Business Improvement Efforts?



               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.



     (2)  Subjects on Financial Statements



          1)   Interest Appropriation Plan



               (1)  Interest Appropriation Plan (Dividends)



                    - To basically approve unless the extremely overpayment or minimum payment of the dividends



               (2) Interest Appropriation Plan (Bonus payment to corporate officers)



                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment.



               (3) To basically disagree to the interest appropriation plan if no dividend payments but to pay the bonus to the corporate officers without prior assessment.



          2)   Loss Disposal Plan



               To scrutinize and judge respectively



     (3)  Amendments to Articles of Incorporation, etc.



          1)   Company Name Change/Address Change, etc.



          2)   Change of Purpose/Method of Public Announcement



          3)   Change of Business Operations, etc.



          4)   Change of Stipulations on Shareholders/Shareholders Meeting



          5) Change of Stipulations on Directors/Board of Directors/Statutory Auditors



               - To basically approve however, in case of the possibility of the limitation to the shareholders' rights, to judge respectively



     (4)  Subjects on Corporate Organization



          1)   Composition of Board of Directors Meeting, etc.



               - To basically approve the introduction of "Committee Installation Company" or "Substantial Asset Control Institution"



               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.



          2)   Appointment of Directors



               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.



               - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlement for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          3)   Appointment of Outside Directors



               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.



               -    To basically disagree the decrease in number.



               - to basically disagree the job concurrence of the competitors' CEO, COO, CFO or concurrence of the outside directors of 4 or more companies.



               - To basically disagree in case of no-independence of the company



               - To basically disagree the extension of the board of directors' term.



          4)   Appointment of Statutory Auditors



               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          5)   Appointment of Outside Statutory Auditors



               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)



               - To basically disagree in case where the reason of the decrease in the number is not clearly described.



               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.



     (5)  Officer Remuneration/Officer Retirement Allowances



          1)   Officer Remuneration



               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.



          2)   Officer Retirement Allowance



               -    To basically approve



               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.



               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities



               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



2.   CAPITAL POLICY/BUSINESS POLICY

          1)   Acquisition of Own shares



               -    To basically approve



               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.



          2)   Capital Reduction



               - To basically disagree in case where the future growth of the business might be substantially decreased.



          3)   Increase of the authorized capital



               - To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.



          4) Granting of the stock options to Directors, Statutory Auditors and Employees



               -    To basically approve



               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.



               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end



               - To basically disagree the decrease of the exercise price (re-pricing)



               - To basically disagree in case where the exercise term remains less than 1 year



               - To basically disagree in case the scope of the option granted objectives (transaction counterparties) is not so closely connected with the better performance.



          5)   Mergers and Acquisitions



               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the third party.



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.



          6)   Business Transfer/Acceptance



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.



          7)   Capital Increase by the allocation to the third parties



               To basically analyze on a case by case basis



               Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.



     (7)  Others



          1)   Appointment of Accountant



               -    To basically approve



               -    To basically disapprove on suspicion of its independency.



               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.



          2)   Shareholders' proposal



               -    To basically analyze on a case by case basis



               - The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of March 15,, 2006.



AIM DEVELOPING MARKETS FUND



                                                 CLASS A         CLASS B      CLASS C      INSTITUTIONAL
                                                 SHARES          SHARES       SHARES       CLASS SHARES
                                            ----------------   ----------   ----------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                                OF           OWNED OF     OWNED OF    PERCENTAGE OWNED
PRINCIPAL HOLDER                                 RECORD          RECORD       RECORD         OF RECORD
-----------------------------------------   ----------------   ----------   ----------   ----------------
Citigroup Global Markets House Account           10.48%          5.28%         13.78%            --
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
NY, NY 10001-2402

AIM International Allocation Fund Omnibus           --             --             --          98.72%
Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

Merrill Lynch Pierce Fenner & Smith               6.83%            --          13.19%            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley DW                                   --             --           7.61%            --
Attn: Mutual Fund Operations
3 Harborside Pl, Floor 6
Jersey City, NJ 07311-3907

AIM GLOBAL HEALTH CARE FUND



                                                                                                             INVESTOR
                                                                                                           CLASS SHARES
                                            CLASS A SHARES        CLASS B SHARES        CLASS C SHARES      PERCENTAGE
                                         PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER            RECORD                RECORD                RECORD            RECORD
------------------------------------     -------------------   -------------------   -------------------   ------------
Charles Schwab & Co Inc                           --                    --                    --              18.89%
Special Custody Acct for the
Exclusive Benefit of Customers
ATTN: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Citigroup Global Markets House Account          7.47%                 6.48%                   --                N/A
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith             7.23%                   --                  10.91%              N/A
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Nat'l Financial Services Corp                     --                    --                    --               5.40%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty St 5th Floor
ATTN: Kate - Recon
New York, NY 10281



AIM TRIMARK ENDEAVOR FUND



                                                                                                                  INSTITUTIONAL
                                                                                                                   CLASS SHARES
                             CLASS A SHARES        CLASS B SHARES        CLASS C SHARES        CLASS R SHARES       PERCENTAGE
NAME AND ADDRESS          PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF      OWNED OF
OF PRINCIPAL HOLDER               RECORD                RECORD                RECORD                RECORD            RECORD
-------------------       -------------------   -------------------   -------------------   -------------------   -------------
American Enterprise                --                    --                    --                  6.25%                --
Investment Svcs
1120 AMP Financial
Center Minneapolis,
MN 55474-0001

Charles Schwab & Co Inc          9.21%                   --                    --                    --                 --
Reinvestment Account
101 Montgomery St
San Francisco,
CA 94104-4122

                                                                                                                  INSTITUTIONAL
                                                                                                                   CLASS SHARES
                             CLASS A SHARES        CLASS B SHARES        CLASS C SHARES        CLASS R SHARES       PERCENTAGE
NAME AND ADDRESS          PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF      OWNED OF
OF PRINCIPAL HOLDER               RECORD                RECORD                RECORD                RECORD            RECORD
-------------------       -------------------   -------------------   -------------------   -------------------   -------------
AIM Conservative Asset             --                    --                    --                    --               99.49%
Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz,
Suite 100 Houston,
TX 77046-1113

Merrill Lynch Pierce             15.37%                  --                  21.18%                  --                 --
Fenner & Smith
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor Jacksonville,
FL 32246-6484

MG Trust Company Cust              --                    --                    --                  40.63%               --
FBO F & F Roofing Co
401k Savings Pl
700 17th St Ste 300
Denver, CO 80202-3531

MG Trust Co. Cust                  --                    --                    --                  7.28%                --
continental Agency of
Florida, Inc.
700 17th St Ste 300
Denver, CO 80202-3531



AIM TRIMARK FUND



                                                                                                                  INSTITUTIONAL
                                                                                                                   CLASS SHARES
                             CLASS A SHARES        CLASS B SHARES        CLASS C SHARES        CLASS R SHARES       PERCENTAGE
NAME AND ADDRESS          PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF      OWNED OF
OF PRINCIPAL HOLDER               RECORD                RECORD                RECORD                RECORD            RECORD
-------------------       -------------------   -------------------   -------------------   -------------------   -------------
A I M Advisors, Inc.(1)            --                    --                    --                  16.25%            100.00%
Attn: Corporate
Controller
11 Greenway Plaza,
Suite 1919
Houston, TX 77046-1103

Charles Schwab & Co.             19.09%                  --                    --                    --                 --
Inc. Special Custody
FBO Customers (RPS)
Attn: Mutual Funds
101 Montgomery St.
San Francisco,
CA 94104-4122

Chisholm Trail                     --                    --                    --                  7.39%               --
Financial Services
Larry F. Cain
4100 S. Medford Dr.,
Suite B Lufkin,
TX 75901-5617

Coinage of America                 --                    --                    --                  10.98%              --
Gregory A. Howe
2219 E. Thousand Oaks
Blvd. #251 Thousand
Oaks, CA 91362-2930



(1)  Owned of record and beneficially.

                                                                                                                  INSTITUTIONAL
                                                                                                                   CLASS SHARES
                             CLASS A SHARES        CLASS B SHARES        CLASS C SHARES        CLASS R SHARES       PERCENTAGE
NAME AND ADDRESS          PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF      OWNED OF
OF PRINCIPAL HOLDER               RECORD                RECORD                RECORD                RECORD            RECORD
-------------------       -------------------   -------------------   -------------------   -------------------   -------------
Leslie F Branyon                   --                    --                    --                  16.90%               --
Leslie F Branyon
2484 Bentridge Ct
Orange Park,
FL 32065-5701

Merrill Lynch Pierce               --                  7.10%                17.71%                   --                 --
Fenner & Smith
FBO The Sole Benefit
of Customers
Attn: Fund
Administration
4800 Deer Lake Dr.
East, 2nd Floor
Jacksonville,
FL 32246-6484

MG Trust Co Cust                   --                    --                    --                 12.06%                --
Liberty Homes 401k
700 17th St Ste 300
Denver, CO 80202-3531

Yuri Bast Interior                 --                    --                    --                  14.66%               --
Design Inc
Yuri C Bast
6 Andaluz
Aliso Viejo,
CA 92656-6061

Yuri Bast Interior                 --                    --                    --                  14.04%               --
Design Inc
Edward O. Bast
6 Andaluz
Aliso Viejo,
CA 92656-6061



AIM TRIMARK SMALL COMPANIES FUND



                                                                                                                  INSTITUTIONAL
                                                                                                                   CLASS SHARES
                             CLASS A SHARES        CLASS B SHARES        CLASS C SHARES        CLASS R SHARES       PERCENTAGE
NAME AND ADDRESS          PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF      OWNED OF
OF PRINCIPAL HOLDER               RECORD                RECORD                RECORD                RECORD            RECORD
-------------------       -------------------   -------------------   -------------------   -------------------   -------------
Charles Schwab & Co Inc          18.90%                  --                    --                    --                 --
Special Custody FBO
Customers (RPS)
ATTN: Mutual Funds
101 Montgomery St
San Francisco,
CA 94104-4122

Merrill Lynch Pierce            16.49%                   --                 26.32%                   --                 --
Fenner & Smith
FBO the Sole
Benefit of Customers
Attn: Fund
Administration
4800 Deer Lake Dr East
2nd Floor Jacksonville,
FL 32246-6484

AIM Moderate Asset                 --                    --                    --                    --              100.00%
Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz,
Suite 100 Houston,
TX 77046-1113

                                                                                                                  INSTITUTIONAL
                                                                                                                   CLASS SHARES
                             CLASS A SHARES        CLASS B SHARES        CLASS C SHARES        CLASS R SHARES       PERCENTAGE
NAME AND ADDRESS          PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF      OWNED OF
OF PRINCIPAL HOLDER               RECORD                RECORD                RECORD                RECORD            RECORD
-------------------       -------------------   -------------------   -------------------   -------------------   -------------
Reliance Trust Co FBO              --                    --                    --                 69.14%                --
Kraft Construction Co
Inc 401(k) PSP
PO Box 48529
Atlanta, GA 30362-1529

Reliance Trust Company             --                    --                    --                  8.87%                --
Custodian
FBO R&H Motor Cars Ltd
401K Profit Sharing
Plan P.O. Box 48529
Atlanta, GA 30362-1529


AIM CHINA FUND, AIM ENHANCED SHORT BOND FUND, AIM INTERNATIONAL BOND FUND AND AIM JAPAN FUND

     AIM provided the initial capitalization of the Funds and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of the Funds and therefore could be deemed to "control" the Funds as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of the Funds' shares, AIM will cease to control the Funds for purposes of the 1940 Act.

MANAGEMENT OWNERSHIP


     As of March 15, 2006, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX G
                               PORTFOLIO MANAGERS


                             As of December 31, 2005


                            INVESTMENTS IN EACH FUND


PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS



     The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.



The following table reflects information as of December 31, 2005:




                          DOLLAR     OTHER REGISTERED MUTUAL        OTHER POOLED
                          RANGE          FUNDS (ASSETS IN       INVESTMENT VEHICLES        OTHER ACCOUNTS
                            OF              MILLIONS)           (ASSETS IN MILLIONS)   (ASSETS IN  MILLIONS)
                       INVESTMENTS   -----------------------   ---------------------   ---------------------
                         IN EACH        NUMBER OF              NUMBER OF               NUMBER OF
  PORTFOLIO MANAGER      FUND(1)         ACCOUNTS   ASSETS      ACCOUNTS     ASSETS     ACCOUNTS    ASSETS
--------------------   -----------      ---------   ------     ---------   ---------   ---------   ---------
                                               AIM CHINA FUND
James Cheng                None           None       None          2         $ 95.5        1         $51.8
Samantha Ho                None           None       None          4         $902.1        1         $38.3


                       AIM ENHANCED SHORT BOND FUND (NEED THIS INFORMATION FROM IINA)

Kenneth Bowling            None             2         None         6        $2,617.        25       $1,800.
James Guenther             None
Steve Johnson              None
Richard Robben             None

                                         AIM INTERNATIONAL BOND FUND

Simon Chennell             None           None       None         None        None        None        None
Mark Dowding               None           None       None          12      $2,040.97       91      $7,028.53
Russel Matthews            None           None       None         None        None        None        None
Lindsay Missen             None           None       None         None        None        None        None


----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.


                          DOLLAR     OTHER REGISTERED MUTUAL        OTHER POOLED
                          RANGE          FUNDS (ASSETS IN       INVESTMENT VEHICLES        OTHER ACCOUNTS
                            OF              MILLIONS)           (ASSETS IN MILLIONS)   (ASSETS IN  MILLIONS)
                       INVESTMENTS   -----------------------   ---------------------   ---------------------
                         IN EACH        NUMBER OF              NUMBER OF               NUMBER OF
  PORTFOLIO MANAGER      FUND(7)         ACCOUNTS   ASSETS      ACCOUNTS     ASSETS     ACCOUNTS    ASSETS
--------------------   -----------      ---------   ------     ---------   ---------   ---------   ---------
                                               AIM JAPAN FUND
Kiyohide Nagata            None           None       None          11        $2,384        7          $443
Yasuhiro Shimbayashi       None           None       None          11        $2,384        7          $443
Tomoyuki Shioya            None           None       None         None        None        None        None
Tomomitsu Yanaba           None           None       None         None        None        None        None



DESCRIPTION OF COMPENSATION STRUCTURE



INVESCO ASSET MANAGEMENT LIMITED (INVESCO LIMITED) (SUB-ADVISOR TO AIM INTERNATIONAL BOND FUND)



The success of the INVESCO Worldwide Fixed Income division of INVESCO Limited drives its financial rewards. Compensation is paid in the form of salary and incentive bonus and is designed to be competitive with industry standards. Bonuses are based on a combination of INVESCO Limited's profitability, Fixed Income Group profitability, and individual contribution to the investment process and performance. Investment professionals are also eligible for the AMVESCAP Partnership program in which employees can share in the ownership of the firm. Employees who achieve consistent outstanding performance results may receive merit options. INVESCO Limited's compensation structure was developed to encourage employees, especially key investment professionals, to remain with the firm. Our compensation structure involves the following key components:



Salary and Bonus. INVESCO Limited's compensation policy and practices are aimed at attracting and retaining highly talented employees and rewarding them for excellence in investment performance, client service, and business management. Salary ranges from 50% to 75% and bonus ranges from 25% to 50% of total compensation. The compensation packages offered to all employees are benchmarked to be highly competitive with other leading firms in the investment management industry. INVESCO Limited's compensation packages have strong links to both the firm's and the individual's performance. Salaries are adjusted periodically based on individual contribution.



All employees are eligible for bonuses. High performing professionals can receive upper quartile bonuses depending on individual performance and the firm's financial success. For portfolio managers, performance is measured against predetermined client benchmarks.



Our compensation objective is to attract and retain the best-qualified talent in the investment management industry. INVESCO Limited participates in annual compensation surveys, and targets the median to upper quartile of total compensation (depending on performance), to ensure that INVESCO Limited is highly competitive in the market for talent.



Stock Options and Eligibility. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED (INVESCO JAPAN) (SUB-ADVISOR TO AIM JAPAN FUND)



INVESCO Japan offers its employees competitive salaries and attractive benefits packages. Remuneration is to a large extent dependent on performance and the generation of ideas, both from the individual and the team.



Individual fund managers are paid a competitive salary and a bonus measured by business contribution. The bonus is largely based upon the underlying performance of the funds that they manage over a rolling one and three-year period, together with their overall contribution to the success of the team. This contribution is defined in terms of research, teamwork, marketing and revenue. As a rough standard, 70% is reviewed from quantitative measurement such as performance, growth of AUM, and 30% from qualitative measurement, such as contribution to development in investment process.



Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



Although we are a large public company, INVESCO Japan's management structure is de-centralised to promote an entrepreneurial mindset. Senior professionals have significant responsibility and authority, and we believe that our structure allows each operating group to focus on and maximise local investment opportunities, service clients more effectively, and operate more efficiently. In this environment, stock ownership by management and other employees is an important means of aligning their interests with those of our shareholders. INVESCO Japan has implemented various employee benefit plans to promote stock ownership by management and employees.



INVESCO HONG KONG LIMITED (INVESCO HONG KONG) (SUB-ADVISOR TO AIM CHINA FUND)



INVESCO Hong Kong strives to have a compensation policy and practices for portfolio managers to attract and retain highly talented portfolio managers and reward them for excellence in investment performance, client service, and business management. The compensation packages offered to them are benchmarked to be highly competitive with other leading firms in the investment management industry in accordance with their experience and responsbillities and would be reviewed annually.



Portfolio Managers receive a base salary, bonus and a benefit package which available generally to all employees.



Base Salary. The portfoio managers receives a base salary. The level of the base salary is based on the experience and responsibilities.



Annual Bonus. The portfolio managers are entitled to receive an annual bonus which has quantitative and qualitative components. In principle, 70% weighting is qunatitatively determined while 30% is qualitatively determined. High performing professionals can receive upper quartile bonuses depending on individual performance and the firm's financial success. Specifically, portfolio managers' performance is measured against predetermined client benchmarks.



Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

INVESCO INSTITUTIONAL N.A., INC. (INVESCO INSTITUTIONAL) (SUB-ADVISOR TO AIM ENHANCED SHORT BOND FUND)



Each portfolio manager's compensation consists of the following five elements:



Base salary. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.



Annual bonus. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.



Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.



POTENTIAL CONFLICTS OF INTEREST



Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:



The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.



If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.



AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX H

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Advest, Inc
Allstate Life Insurance Company
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Amsouth Investment Services, Inc.
Associated Investment Services
Associated Securities Corporation
B N Y Investment Center Inc.
Banc One Securities Corporation
Bank of Oklahoma N.A.
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Capital Analysts, Inc.
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
City National Bank
Comerica Bank
Comerica Securities, Inc.
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Financial Network Investment Corporation
Fintegra Financial Solutions
Frost Brokerage Services, Inc.
FSC Securities Corporation
Great West Life & Annuity Company
Guardian Insurance & Annuity Company, Inc.
H & R Block Financial Advisors, Inc.
H Beck, Inc.
H. D. Vest Investment Securities, Inc.
Hibernia Investments LLC
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
HSBC Brokerage, Inc.
Infinex Investments, Inc.
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Investments By Planners, Inc.
Investors Capital Corporation
Jefferson Pilot Securities Corporation
Lasalle Street Securities LLC
Legg Mason Wood Walker, Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Brokerage Services, Inc.
M & T Securities, Inc.
M M L Investors Services, Inc.
Manulife Wood Logan, Inc.
McDonald Investments, Inc.
Mellon Bank, N.A.
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley DW Inc.
Morningstar, Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Nationwide Life and Annuity Company of America
Nationwide Life and Annuity Insurance Company of America
Nationwide Life Insurance Company
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
Popular Securities, Inc.
Prime Capital Services, Inc.
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Royal Alliance Associates, Inc.
S I I Investments, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Benefit Life Insurance Company
Sentra Securities Corporation
Sigma Fianancial Corporation
Signator Investors, Inc.
Spelman & Company, Inc.
State Farm VP Management Corp
Stifel Nicolaus & Company, Inc.
SunAmerica Securities, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
TD Waterhouse Investor Services, Inc.
Terra Securities Corporation
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
United Planner Financial Service
USAllianz Securities, Inc.
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Webster Investments Service Inc.
Wells Fargo Bank, N.A.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.

                                  APPENDIX I-1
                    PENDING LITIGATION ALLEGING MARKET TIMING






     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of February 16, 2006 (with the exception of the Sayegh lawsuit discussed below).



     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.



     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

     State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE

     FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

     OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs ad expenses.



     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.



     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND

     FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY
     J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.



     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT

     WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.



     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.



     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit.



     On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA (Calderon) lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that: (i) plaintiff has both constitutional and statutory standing to pursue her claims under ERISA Section 502(a)(2); (ii) plaintiff lacks standing under ERISA Section 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA Section 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants;
(iv) the motion is denied as to the claims alleged under ERISA Section 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. Judge Motz requested that the parties submit proposed orders within 30 days of the opinion implementing his rulings.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING



     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of February 16, 2006.



     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. The plaintiffs filed a Notice of Appeal. On September 2, 2005, the Court combined the nine cases on this subject matter, including the case against AIM.



     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX P-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES



     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of February 16, 2006



     All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed. On December 8, 2005, the Court granted plaintiffs' Motion for Leave to File a Second Amended Consolidated Complaint. The result of the Court's order is to remove certain plaintiffs from the suit, remove certain claims by other plaintiffs relating to certain funds and bring in additional plaintiffs' claims relating to additional funds. On December 29, 2005, the defendants filed a Notice of Tag-Along case in the MDL Court regarding this matter due to the extensive allegations of market timing contained in the plaintiffs' Second Amended Consolidated Complaint. On February 1, 2006, the MDL Court issued a Conditional Transfer Order transferring the Berdat lawsuit to the MDL Court. The plaintiffs filed a Notice of Opposition to this Conditional Transfer Order on February 17, 2006. The parties are briefing this issue for the MDL Court's consideration and final decision.



     RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.



     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.



     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX P-4
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS



     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of February 16, 2006.



     By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG. On December 16, 2005, the defendants filed their Motions to Dismiss these claims.



     JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



     RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH

     FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH

     INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM

     SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

a    - (a) Amended and Restated Agreement and Declaration of Trust of
       Registrant, dated September 14, 2005.(19)

     - (b) Amendment No. 1, dated January 9, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(20)

b    - Amended and Restated By-Laws of Registrant, adopted effective September
       14, 2005.(19)

c    - Articles II, VI, VII, VIII and IX of the Amended and Restated Agreement
       and Declaration of Trust, as amended, and Articles IV, V and VI, of the Amended and Restated By-Laws, as previously filed, define rights of holders of shares.

d(1) - (a) Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(5)

     - (b) Amendment No. 1, dated September 1, 2001, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(6)

     - (c) Amendment No. 2, dated December 28, 2001, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(7)

     - (d) Amendment No. 3, dated July 1, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(8)

     - (e) Amendment No. 4, dated September 23, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

     - (f) Amendment No. 5, dated November 1, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

     - (g) Amendment No. 6, dated February 28, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

     - (h) Amendment No. 7, dated June 23, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(10)

     - (i) Amendment No. 8, dated November 3, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(12)

     - (j) Amendment No. 9, dated November 24, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(13)

     - (k) Amendment No. 10, dated July 18, 2005, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(18)

     - (l) Form of Amendment No. 11, dated March 31, 2006, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(20)

 (2) - Master Intergroup Sub-Advisory Contract for Mutual Funds, dated November 4, 2003, between A I M Advisors, Inc. and AIM Funds Management Inc.(12)

 (3) - Form of Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between A I M Advisors, Inc. and INVESCO Asset Management Limited on behalf of AIM International Bond Fund.(20)

 (4) - Form of Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31,2006, between A I M Advisors, Inc. and INVESCO Asset Management (Japan) Limited on behalf of AIM Japan Fund.(20)

 (5) - Form of Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc. on behalf of AIM Enhanced Short Bond Fund.(20)

 (6) - Form of Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between A I M Advisors, Inc. and INVESCO Hong Kong Limited on behalf of AIM China Fund.(20)

e(1) - (a) Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(11)

     - (b) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (c) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (g) Amendment No. 6, dated January 6, 2004, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(13)

     - (h) Amendment No. 7, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(13)

     - (i) Amendment No. 8, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(13)

     - (j) Amendment No. 9, dated September 14, 2004, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(14)

     - (k) Amendment No. 10, dated September 15, 2004, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(14)

     - (l) Amendment No. 11, dated October 15, 2004, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(14)

     - (m) Amendment No. 12, dated November 30, 2004, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(14)

     - (n) Amendment No. 13, dated December 30, 2004, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(15)

     - (o) Amendment No. 14, dated February 23, 2005, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(16)

     - (p) Amendment No. 15, dated March 15, 2005, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(16)

     - (q) Amendment No. 16, dated April 29, 2005, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(18)

     - (r) Amendment No. 17, dated July 13, 2005, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(19)

     - (s) Amendment No. 18, dated July 18, 2005, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(19)

     - (t) Amendment No. 19, dated October 22, 2005, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(19)

     - (u) Amendment No. 20, dated October 25, 2005, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(19)

     - (v) Amendment No. 21, dated October 31, 2005, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(19)

     - (w) Amendment No. 22, dated January 31, 2006, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)


     - (x) Form of Amendment No. 23, dated March 27, 2006, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(20)



     - (y) Form of Amendment No. 24, dated March 31, 2006, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(20)



     - (z) Form of Amendment No. 25, dated April __, 2006, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(20)


 (2) - (a) Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(11)

     - (b) Amendment No. 1, dated October 1, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (c) Amendment No. 2, dated October 29, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (d) Amendment No. 3, dated November 3, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (e) Amendment No. 4, dated November 4, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (f) Amendment No. 5, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (g) Amendment No. 6, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (h) Amendment No. 7, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(12)

     - (i) Amendment No. 8, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(13)

     - (j) Amendment No. 9, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(13)

     - (k) Amendment No. 10, dated September 15, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(14)

     - (l) Amendment No. 11, dated October 15, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(14)

     - (m) Amendment No. 12, dated December 30, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(15)

     - (n) Amendment No. 13, dated March 15, 2005, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(18)

     - (o) Amendment No. 14, dated April 29, 2005, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(18)

     - (p) Amendment No. 15, dated July 18, 2005, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(18)

     - (q) Amendment No. 16, dated October 31, 2005, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(19)


     - (r) Form of Amendment No. 17, dated March 27, 2006, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(20)



     - (s) Form of Amendment No. 18, dated March 31, 2006, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(20)



     - (t) Form of Amendment No. 19, dated April __, 2006, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(20)


 (3) - Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers.(5)

 (4) - Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks.(3)
f(1) - AIM Funds Retirement Plan for Eligible Directors/Trustees, as restated
       October 1, 2001.(7)


 (2) - Form of AIM Funds Director Deferred Compensation Agreement, as amended September 26, 2002.(9)


g(1) - (a) Master Custodian Contract, dated May 1, 2000, between Registrant and
       State Street Bank and Trust Company.(5)

     - (b) Amendment, dated May 1, 2000, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(5)

     - (c) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(7)

     - (d) Amendment, dated April 2, 2002, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(8)

     - (e) Amendment, dated September 8, 2004, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

       (f) Amendment, dated February 8, 2006, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company. (21)

 (2) - (a) Subcustodian Agreement, dated September 9, 1994, between Registrant, Texas Commerce Bank National Association, State Street Bank and Trust Company and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.)(6)

     - (b) Amendment No. 1, dated October 2, 1998, to the Subcustodian Agreement, dated September 9, 1994, between Registrant, Chase Bank of Texas, N.A. (formerly Texas Commerce Bank National Association), State Street Bank and Trust Company and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.)(6)

     - (c) Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement, dated September 9, 1994, between Registrant, JPMorgan Chase Bank (formerly Chase Bank of Texas, N.A., State Street Bank and Trust Company and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.)(8)

       (d) Amendment No. 3, dated May 1, 2004 to Subcustodian Agreement, dated September 9, 1994, among the Registrant, JP Morgan Chase Bank (formerly Chase Bank of Texas, N.A.), State Street Bank and Trust Company and A I M Investment Services, Inc.(21)

 (3) - Subcustodian Agreement, dated January 20, 1993, between State Street Bank and Trust Company and The Bank of New York.(7)

h(1) - Second Amended and Restated Transfer Agency and Service Agreement, dated
       October 1, 2005, between Registrant and AIM Investment Services, Inc.
       (19)

 (2) - (a) Amended and Restated Master Administrative Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(13)

     - (b) Amendment No. 1, dated December 2, 2004, to the Amended and Restated Master Administrative Services Agreement.(14)

     - (c) Amendment No. 2, dated July 18, 2005, to the Amended and Restated Master Administrative Services Agreement.(18)

     - (d) Form of Amendment No. 3, dated March 31, 2006, to the Amended and Restated Master Administrative Services Agreement.(20)

 (3) - Memorandum of Agreement, regarding securities lending, dated October 29, 2003, between Registrant (on behalf of all Funds) and A I M Advisors, Inc.(20)

 (4) - Memorandum of Agreement, regarding expense limitations, dated January 1, 2006, between Registrant (on behalf of AIM Developing Markets Fund, AIM Trimark Endeavor, AIM Trimark Fund and AIM Trimark Small Companies Fund) and A I M Advisors, Inc.(20)

     -

 (5) - Memorandum of Agreement dated May 5, 2005, between Registrant (on behalf of all Funds) and A I M Advisors, Inc.(20)


 (6) - Form of Memorandum of Agreement, regarding expense limitations, dated March 31, 2006, between Registrant (on behalf of AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund) and A I M Advisors, Inc.(20)



 (7) - Form of Memorandum of Agreement, regarding fee waivers, dated March 31, 2006, between Registrant (on behalf of AIM Enhanced Short Bond Fund) and A I M Advisors, Inc.(22)



 (8) - Second Amended and Restated Interfund Loan Agreement dated April 30, 2004 between Registrant and A I M Advisors, Inc.(15)



 (9) - Expense Reimbursement Agreement, dated June 30, 2003, between Registrant and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.).(13)



i    - Consent of Ballard Spahr Andrews & Ingersoll, LLP.(22)



j    - Other opinions - None.


k    - Omitted Financial Statements - None.


l(1) - Agreement Concerning Initial Capitalization of Registrant's AIM Trimark
       Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund dated November 3, 2003.(12)



 (2) - Form of Agreement Concerning Initial Capitalization of Registrant's AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund dated March 31, 2006.(22)


m(1) - (a) Amended and Restated Master Distribution Plan (Class A Shares), effective as of August 18, 2003.(11)

     - (b) Amendment No. 1, dated October 29, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(12)

     - (c) Amendment No. 2, dated November 4, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(12)

     - (d) Amendment No. 3, dated November 20, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(12)

     - (e) Amendment No. 4, dated November 24, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(12)

     - (f) Amendment No. 5, dated November 25, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(12)

     - (g) Amendment No. 6, dated March 31, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(13)

     - (h) Amendment No. 7, dated April 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(13)

     - (i) Amendment No. 8, dated September 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(14)

     - (j) Amendment No. 9, dated October 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(14)

     - (k) Amendment No. 10, dated December 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(15)

     - (l) Amendment No. 11, dated January 1, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(15)

     - (m) Amendment No. 12, dated March 15, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(18)

     - (n) Amendment No. 13, dated April 29, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(18)

     - (o) Amendment No. 14, dated July 1, 2005 to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(18)

     - (p) Amendment No. 15, dated July 18, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(18)

     - (q) Amendment No. 16, dated October 31, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(19)


     - (r) Form of Amendment No. 17, dated March 27, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(20)



     - (s) Form of Amendment No. 18, dated March 31, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(20)

     - (t) Form of Amendment No. 19, dated April , 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(20)


 (2) - (a) Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature), effective as of August 18, 2003.(11)

     - (b) Amendment No. 1, dated October 29, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(12)

     - (c) Amendment No. 2, dated November 4, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(12)

     - (d) Amendment No. 3, dated November 20, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(12)

     - (e) Amendment No. 4, dated November 24, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(12)

     - (f) Amendment No. 5, dated November 25, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(12)

     - (g) Amendment No. 6, dated March 31, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(13)

     - (h) Amendment No. 7, dated April 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(13)

     - (i) Amendment No. 8, dated September 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(14)

     - (j) Amendment No. 9, dated October 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(14)

     - (k) Amendment No. 10, dated December 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(15)

     - (l) Amendment No. 11, dated March 15, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(18)

     - (m) Amendment No. 12, dated April 29, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(18)

     - (n) Amendment No. 13, dated July 18, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(18)

     - (o) Amendment No. 14, dated October 31, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(19)

     - (p) Form of Amendment No. 15, dated March 27, 2006, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(20)



     - (q) Form of Amendment No. 16, dated March 31, 2006, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(20)



     - (r) Form of Amendment No. 17, dated April __, 2006, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(20)


 (3) - (a) Amended and Restated Master Distribution Plan (Class C Shares), effective as of August 18, 2003.(11)

     - (b) Amendment No. 1, dated October 29, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(12)

     - (c) Amendment No. 2, dated November 4, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(12)

     - (d) Amendment No. 3, dated November 20, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(12)

     - (e) Amendment No. 4, dated November 24, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(12)

     - (f) Amendment No. 5, dated November 25, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(12)

     - (g) Amendment No. 6, dated March 31, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(13)

     - (h) Amendment No. 7, dated April 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(13)

     - (i) Amendment No. 8, dated September 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(14)

     - (j) Amendment No. 9, dated October 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(14)

     - (k) Amendment No. 10, dated December 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(15)

     - (l) Amendment No. 11, dated March 15, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(18)

     - (m) Amendment No. 12, dated April 29, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(18)

     - (n) Amendment No. 13 dated July 18, 2005 to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(18)

     - (o) Amendment No. 14, dated October 31, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(19)


     - (p) Form of Amendment No. 15, dated March 27, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(20)



     - (q) Form of Amendment No. 16, dated March 31, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(20)



     - (r) Form of Amendment No. 17, dated April __, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(20)


 (4) - (a) Amended and Restated Master Distribution Plan (Class R shares), effective as of August 18, 2003.(11)

     - (b) Amendment No. 1, dated November 4, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(12)

     - (c) Amendment No. 2, dated November 24, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(12)

     - (d) Amendment No. 3, dated November 25, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(12)

     - (e) Amendment No. 4, dated April 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(13)

     - (f) Amendment No. 5, dated September 14, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(14)

     - (g) Amendment No. 6, dated October 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(14)

     - (h) Amendment No. 7, dated April 29, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(18)

     - (i) Amendment No. 8, dated July 18, 2005 to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(18)

     - (j) Amendment No. 9, dated October 25, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares). (19)

     - (k) Amendment No. 10, dated October 31, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares). (19)


     - (l) Form of Amendment No. 11, dated March 27, 2006, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(20)



     - (m) Form of Amendment No. 12, dated March 31, 2006, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(20)

     - (n) Form of Amendment No. 13, dated April __, 2006, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(20)



 (5) - (a) Amended and Restated Master Distribution Plan (Compensation) between Registrant (Investor Class Shares) and A I M Distributors, Inc. effective July 1, 2004.(16)



     - (b) Amendment No. 1, dated October 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Compensation) between Registrant (Investor Class Shares) and A I M Distributors, Inc.(16)



     - (c) Amendment No. 2, dated November 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Compensation) between Registrant (Investor Class Shares) and A I M Distributors, Inc.(16)



     - (d) Amendment No. 3, dated April 29, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Compensation) between Registrant (Investor Class Shares) and A I M Distributors, Inc.(16)



     - (e) Amendment No. 4, dated July 18, 2005, to the Registrant's Amended and Restated Master Distribution Plan (Compensation) between Registrant (Investor Class Shares) and A I M Distributors, Inc.(22)


 (6) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class A Shares).(20)

 (7) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class C Shares).(20)

 (8) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class R Shares).(20)

 (9) - Master Related Agreement to Amended and Restated Master Distribution Plan (Compensation) (Investor Class Shares).(20)

n    - Ninth Amended and Restated Multiple Class Plan of The AIM Family of Funds
       --Registered Trademark-- effective December 12, 2001, as amended and restated effective December 6, 2005. (20)

o    - Reserved.


p(1) - AIM Funds, A I M Management Group Inc. Code of Ethics, adopted May 1,
       1981, as last amended effective January 1, 2006, relating to A I M Management Group Inc., and any of its subsidiaries.(21)



 (2) - INVESCO Institutional (N.A.), Inc, Code of Ethics on behalf of AIM Enhanced Short Bond Fund.(22)



 (3) - INVESCO Asset Management Limited Code of Ethics on behalf of AIM International Bond Fund.(22)



 (4) - INVESCO Asset Management (Japan) Limited Code of Ethics on behalf of AIM Japan Fund.(22)



 (5) - INVESCO Hong Kong Limited Code of Ethics on behalf of AIM China Fund.(22)
q    - Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn,
       Fields, Frischling, Graham, Mathai-Davis, Pennock, Quigley, Soll, Stickel and Williamson.(19)

----------
(1)  Incorporated herein by reference to PEA No. 55, filed on August 26, 1998.

(2)  Incorporated herein by reference to PEA No. 56, filed on December 30, 1998.

(3)  Incorporated herein by reference to PEA No. 57, filed on February 22, 1999.

(4)  Incorporated herein by reference to PEA No. 58, filed on February 24, 2000.

(5)  Incorporated herein by reference to PEA No. 59, filed on February 28, 2001.

(6)  Incorporated herein by reference to PEA No. 60, filed on October 12, 2001.

(7)  Incorporated herein by reference to PEA No. 61, filed on January 30, 2002.

(8)  Incorporated herein by reference to PEA No. 62, filed on August 14, 2002.b

(9)  Incorporated herein by reference to PEA No. 63, filed on February 20, 2003.

(10) Incorporated herein by reference to PEA No. 64, filed on August 20, 2003.

(11) Incorporated herein by reference to PEA No. 65, filed on October 10, 2003.

(12) Incorporated herein by reference to PEA No. 66, filed on February 25, 2004.

(13) Incorporated herein by reference to PEA No. 67, filed August 31, 2004.

(14) Incorporated herein by reference to PEA No. 70, filed on December 23, 2004.

(15) Incorporated herein by reference to PEA No. 71, filed on February 23, 2005.

(16) Incorporated herein by reference to PEA No. 72, filed on March 1, 2005.

(17) Incorporated herein by reference to PEA No. 73, filed on March 30, 2005.

(18) Incorporated herein by reference to PEA No. 74, filed on August 24, 2005.

(19) Incorporated herein by reference to PEA No. 75, filed on December 15, 2005.

(20) Incorporated herein by reference to PEA No. 76, filed on January 13, 2006.


(21) Incorporated herein by reference to PEA No. 77, filed on February 23, 2006.



(22) Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control With the Fund

          No person is presently controlled by or under common control with the Trust.

Item 25. Indemnification

          Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust, amended and restated effective as of September 14, 2005, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $60,000,000 limit of liability (an additional $20,000,000 coverage applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between AIM and AIM Funds Management Inc., between AIM and INVESCO Asset Management Limited, between AIM and INVESCO Asset Management (Japan) Limited, between AIM and INVESCO Institutional (N.A.), Inc and between AIM and INVESCO Hong Kong Limited provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor

     The only employment of a substantial nature of AIM's directors and officers is with AIM and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of AIM Funds Management Inc.,INVESCO Asset Management Limited, INVESCO Asset Management (Japan) Limited, INVESCO Institutional (N.A.), Inc. or INVESCO Hong Kong Limited reference is made to Form ADV filed under the Investment Advisers Act of 1940 by AIM Funds Management Inc., INVESCO Asset Management Limited, INVESCO Asset Management (Japan) Limited, INVESCO Institutional (N.A), Inc. and INVESCO Hong Kong, respectively herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to
     Item 27(b) of this Part C.

Item 27. Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

     AIM Core Allocation Portfolio Series
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust (with respect to its Investor Class Shares) AIM Variable Insurance Funds

(b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.


Name and Principal           Position and Officers with           Positions and Offices with
Business Address*                   Underwriter                           Registrant
------------------       ---------------------------------   ------------------------------------
Gene L. Needles          Chairman, Director, President and   None
                         Chief Executive Officer

Mark H. Williamson       Director                            Trustee and Executive Vice President

John S. Cooper           Executive Vice President            None

James E. Stueve          Executive Vice President            None

Michael A. Bredlau       Senior Vice President               None

John M. Zerr             Senior Vice President               Senior Vice President, Secretary and
                                                             Chief Legal Officer

Lawrence E. Manierre     Senior Vice President               None

Ivy B. McLemore          Senior Vice President               None

David J. Nardecchia      Senior Vice President               None

Margaret A. Vinson       Senior Vice President               None

Gary K. Wendler          Senior Vice President               None

Scott B. Widder          Senior Vice President               None

Name and Principal           Position and Officers with           Positions and Offices with
Business Address*                   Underwriter                           Registrant
------------------       ---------------------------------   ------------------------------------
Ofelia M. Mayo           Vice President, General Counsel &   Assistant Secretary
                         Assistant Secretary

David A. Hartley         Treasurer                           None

Rebecca Starling-Klatt   Chief Compliance Officer and        None
                         Assistant Vice President

Kathleen J. Pflueger     Secretary                           Assistant Secretary

Lance A. Rejsek          Anti-Money Laundering Compliance    Anti-Money Laundering Compliance
                         Officer                             Officer


----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)  Not applicable.

Item 28. Location of Accounts and Records

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 24th day of March, 2006.

                                        REGISTRANT: AIM INVESTMENT FUNDS


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                            Robert H. Graham, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          SIGNATURES                         TITLE                     DATE
          ----------                         -----                     ----


/s/ Robert H. Graham                  Trustee & President        March 24, 2006
------------------------------   (Principal Executive Officer)
(Robert H. Graham)


/s/ Bob R. Baker*                           Trustee              March 24, 2006
------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                        Trustee              March 24, 2006
------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                         Trustee              March 24, 2006
------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                  Chair & Trustee          March 24, 2006
------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                       Trustee              March 24, 2006
------------------------------
(Albert R. Dowden)


/s/ Edward K. Dunn, Jr.*                    Trustee              March 24, 2006
------------------------------
(Edward K. Dunn, Jr.)


/s/ Jack M. Fields*                         Trustee              March 24, 2006
------------------------------
(Jack M. Fields)


/s/ Carl Frischling*                        Trustee              March 24, 2006
------------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                     Trustee              March 24, 2006
------------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                       Trustee              March 24, 2006
------------------------------
(Lewis F. Pennock)


/s/ Ruth H. Quigley*                        Trustee              March 24, 2006
------------------------------
(Ruth H. Quigley)



/s/ Larry Soll*                             Trustee              March 24, 2006
------------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr.*                   Trustee              March 24, 2006
------------------------------
(Raymond Stickel, Jr.)


/s/ Mark H. Williamson*                     Trustee &            March 24, 2006
------------------------------      Executive Vice President
(Mark H. Williamson)


/s/ Sidney M. Dilgren              Vice President & Treasurer    March 24, 2006
------------------------------      (Principal Financial and
(Sidney M. Dilgren)                   Accounting Officer)


*By /s/ Robert H. Graham
    --------------------------
    Robert H. Graham
    Attorney-in-Fact

* Robert H. Graham, pursuant to powers of attorney filed in Registrant's Post-Effective Amendment No. 75 on December 15, 2005.

                                      INDEX

Exhibit
 Number   Description
-------   -----------
h(7)      Form of Memorandum of Agreement, regarding fee waivers, dated March
          31, 2006, between Registrant (on behalf of AIM Enhanced Short Bond
          Fund) and A I M Advisors, Inc

i         Consent of Ballard Spahr Andrews & Ingersoll, LLP

l(2)      Form of Agreement Concerning Initial Capitalization of Registrant's
          AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond
          Fund and AIM Japan Fund dated March 31, 2006

m(5)(e)   Amendment No. 4, dated July 18, 2005, to the Registrant's Amended and
          Restated Master Distribution Plan (Compensation) between Registrant
          (Investor Class Shares) and A I M Distributors, Inc

p(2)      INVESCO Institutional (N.A.), Inc, Code of Ethics on behalf of AIM
          Enhanced Short Bond Fund

p(3)      INVESCO Asset Management Limited Code of Ethics on behalf of AIM
          International Bond Fund

p(4)      INVESCO Asset Management (Japan) Limited Code of Ethics on behalf of
          AIM Japan Fund

p(5)      INVESCO Hong Kong Limited Code of Ethics on behalf of AIM China Fund